UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4906

Dreyfus Premier State Municipal Bond Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	4/30

Date of reporting period:	4/30/05

SSL-DOCS2 70128344v15

FORM N-CSR

Item 1.	Reports to Stockholders.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
19	Financial Highlights
22	Notes to Financial Statements
29	Report of Independent Registered
Public Accounting Firm
30	Important Tax Information
31	Board Members Information
33	Officers of the Fund
F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Premier State
Municipal Bond Fund,
Connecticut Series

The	Fund

L E T T E R F R O M T H E C H A I R M A N

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund, Connecticut Series, covering the 12-month period from May 1, 2004, through April 30, 2005. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, James Welch.

The reporting period produced mixed results for most fixed-income securities. Although the Federal Reserve Board began to raise short-term interest rates in June 2004, longer-term bonds have remained remarkably resilient through 2004. Nonetheless, the first four months of 2005 saw heightened market volatility as higher interest rates and renewed inflationary pressures took their toll.These factors led to price erosion later in the reporting period among most municipal bonds, especially those with intermediate-term maturities.

Nonetheless, municipal bonds generally have held up well compared to previous periods of rising short-term interest rates, due in part to continued strong investor demand and a more moderate supply of newly issued securities. In our view, the tax-exempt bond market’s relative strength represents yet another example of how a long-term investment perspective and a steady asset allocation strategy can benefit investors. As always, we encourage you to talk regularly with your financial advisor about the investment strategies that may be appropriate for you.

Thank you for your continued confidence and support.

2

D I S C U S S I O N O F F U N D	P E R F O R M A N C E

James Welch, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund,
Connecticut Series perform relative to its benchmark?

For the 12-month period ended April 30, 2005, the fund achieved total returns of 6.17% for Class A shares, 5.63% for Class B shares and 5.37% for Class C shares.1 The Lehman Brothers Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 6.81% for the same period.2 In addition,the fund is reported in the Lipper Connecticut Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 5.81% .3

Despite rising interest rates and inflationary pressures, longer-term municipal bonds fared relatively well over the reporting period. The fund’s returns were roughly in line with its Lipper category average, primarily due to our emphasis on high-quality securities, which helped us manage risk, and the fund’s modestly short average duration, which helped cushion the eroding effects of rising interest rates. However, the fund’s returns were lower than its benchmark, primarily because the Index contains bonds from many states, not just Connecticut, and does not reflect fund fees and expenses.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal income tax and Connecticut state income tax without undue risk.To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and from Connecticut state income tax.The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.The fund may invest up to 30% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

T h e F u n d 3

D I S C U S S I O N O F F U N D P E R F O R M A N C E (continued)

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and a municipal bond’s potential volatility in different rate environments.We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environments.We may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

The reporting period began and ended with heightened volatility. In the spring of 2004, strengthening labor markets and rising commodity prices rekindled investors’ inflation concerns. In response, in late June 2004 the Federal Reserve Board (the “Fed”) implemented its first increase in the overnight federal funds rate in approximately four years. Six additional rate hikes followed, and by the end of April 2005 the federal funds rate had climbed from 1% to 2.75% .

However, unlike previous moves toward higher interest rates, longer-term bond yields declined over the second half of 2004 as investors apparently believed that the moderate pace of economic recovery was not strong enough to ignite an acceleration of inflation.That attitude seemed to change in 2005, when the Fed noted a return of pricing power for many businesses.

The fund’s performance also was positively influenced by higher tax revenues for Connecticut in the recovering economy, which relieved some of the fiscal pressure the state had experienced during the downturn. As a result, the state should end the current fiscal year with a budget surplus, much of which Governor Rell has proposed to use in addressing the state’s longer-term structural budget deficit.

4

In this environment, we attempted to adopt a more defensive investment posture by reducing the fund’s effective average duration toward a range we considered slightly shorter than industry averages.We also attempted to upgrade the credit quality of the fund’s holdings whenever possible, which made sense in an environment characterized by unusually narrow yield differences among bonds with different credit ratings.When purchasing new securities, we tended to favor income-oriented, premium-priced, callable bonds that historically have tended to hold up well during market declines.

What is the fund’s current strategy?

Just days after the reporting period ended, the Fed raised short-term interest rates for the eighth consecutive time, and additional increases are expected. Accordingly, we have maintained the fund’s relatively defensive investment posture, including a focus on premium bonds and an emphasis on credit quality. In our view, these are prudent strategies as Connecticut’s economic recovery progresses.

May 16, 2005
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
Income may be subject to state and local taxes for non-Connecticut residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund.
[3]	Source: Lipper Inc.

T h e F u n d 5

F U N D P E R F O R M A N C E
† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A shares and Class B shares of Dreyfus Premier
State Municipal Bond Fund, Connecticut Series on 4/30/95 to a $10,000 investment made in the Lehman Brothers
Municipal Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
Performance for Class C shares will vary from the performance of both Class A and Class B shares shown above due to differences in charges and expenses.
The fund invests primarily in Connecticut municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses for Class A shares and Class B shares.The Index is not limited to investments principally in Connecticut municipal obligations and does not take into account charges, fees and other expenses.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 4/30/05

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class A shares
with maximum sales charge (4.5%)		1.40%	5.30%	5.28%
without sales charge		6.17%	6.28%	5.77%
Class B shares
with applicable redemption charge †		1.63%	5.41%	5.43%
without redemption		5.63%	5.73%	5.43%
Class C shares
with applicable redemption charge ††	8/15/95	4.37%	5.48%	—	4.88%
without redemption	8/15/95	5.37%	5.48%	—	4.88%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

T h e F u n d 7

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier State Municipal Bond Fund, Connecticut Series from November 1, 2004 to April 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2005
	Class A	Class B	Class C

Expenses paid per $1,000 †	$ 4.50	$ 7.14	$ 8.28
Ending value (after expenses)	$1,016.10	$1,013.40	$1,012.20

C O M P A R I N G Y O U R	F U N D ’ S E X P E N S E S
W I T H T H O S E O F	O T H E R F U N D S	( U n a u d i t e d )

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2005
	Class A	Class B	Class C

Expenses paid per $1,000 †	$ 4.51	$ 7.15	$ 8.30
Ending value (after expenses)	$1,020.33	$1,017.70	$1,016.56

† Expenses are equal to the fund’s annualized expense ratio of .90% for Class A, 1.43% for Class B and 1.66%
for Class C; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

S TAT E M E N T	O F	I N V E S T M E N T S
A p r i l 3 0 , 2 0 0 5

	Principal
Long-Term Municipal Investments—98.8%	Amount ($)		Value ($)

Connecticut—68.6%
Bristol Resource Recovery Facility Operating
Committee, Solid Waste Revenue,
(Covanta Bristol Inc. Project)
5%, 7/1/2014 (Insured; AMBAC)	2,410,000		2,629,985
Connecticut:
5.25%, 3/1/2012 (Prerefunded 3/1/2007)	3,000,000	[a]	3,158,790
5%, 3/15/2012 (Prerefunded 3/15/2008)	70,000	[a]	74,646
6.844%, 3/15/2012	5,000,000	[b,c]	5,663,800
5.125%, 3/15/2013 (Prerefunded 3/15/2008)	25,000	[a]	26,760
5.25%, 3/1/2016 (Prerefunded 3/1/2007)	2,700,000	[a]	2,841,912
5%, 8/15/2021 (Insured; FGIC)	2,000,000		2,158,340
5%, 10/15/2021 (Insured; FSA)	3,500,000		3,735,445
5.25%, 10/15/2021 (Insured; MBIA)	7,915,000		8,762,775
5.25%, 10/15/2022 (Insured; MBIA)	2,000,000		2,214,220
Airport Revenue (Bradley International Airport):
5.25%, 10/1/2013 (Insured; FGIC)	30,000		32,394
7.354%, 10/1/2013 (Insured; FGIC)	2,750,000	[b,c]	3,188,900
5.25%, 10/1/2016 (Insured; FGIC)	20,000		21,300
7.354%, 10/1/2016 (Insured; FGIC)	2,225,000	[b,c]	2,514,161
(Clean Water Fund) Revenue:
5.25%, 7/15/2012	15,000		16,308
7.334%, 7/15/2012	4,850,000	[b,c]	5,695,937
5.125%, 9/1/2014 (Prerefunded 9/1/2009)	3,050,000	[a]	3,336,578
Special Tax Obligation Revenue
(Transportation Infrastructure):
5.50%, Series A, 11/1/2007 (Insured; FSA)	4,580,000		4,872,845
5.50%, Series B, 11/1/2007 (Insured; FSA)	5,000,000		5,319,700
7.125%, 6/1/2010	3,400,000		3,961,884
5.375%, 7/1/2020 (Insured; FSA)	2,000,000		2,194,700
Connecticut Development Authority, Revenue:
Airport Facility (Learjet Inc. Project)
7.95%, 4/1/2026	2,300,000		2,734,746
First Mortgage Gross, Health Care Project:
(Church Homes Inc.) 5.80%, 4/1/2021	3,000,000		2,921,760
(Elim Park Baptist Home):
5.375%, 12/1/2018	2,300,000		2,359,593
5.75%, 12/1/2023	1,000,000		1,049,310
PCR (Connecticut Light and Power):
5.85%, 9/1/2028	3,200,000		3,406,112
5.95%, 9/1/2028	1,945,000		2,065,706
Water Facilities (Bridgeport Hydraulic)
6.15%, 4/1/2035 (Insured; AMBAC)	2,750,000		2,954,683

T h e F u n d 9

S T A T E M E N T O F I N V E S T M E N T S (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Connecticut (continued)
Connecticut Health and Educational Facilities
Authority, Revenue:
(Danbury Hospital)
5.75%, 7/1/2029 (Insured; AMBAC)	3,000,000		3,285,720
(Greenwich Academy)
5.75%, 3/1/2026 (Insured; FSA)
(Prerefunded 3/1/2006)	3,130,000	[a]	3,241,303
(Hartford University)
5.625%, 7/1/2026 (Insured; Radian)	4,200,000		4,558,806
(Hospital for Special Care)
5.375%, 7/1/2017 (Insured; ACA)	3,680,000		3,803,832
(Loomis Chaffee School Project):
5.25%, 7/1/2021	900,000		962,892
5.50%, 7/1/2023	2,150,000		2,329,891
5.25%, 7/1/2031	3,000,000		3,188,370
(New Britian General Hospital)
6.125%, 7/1/2014 (Insured; AMBAC)	1,000,000		1,022,610
(Sacred Heart University):
6.50%, 7/1/2016 (Prerefunded 7/1/2006)	1,465,000	[a]	1,556,166
6.125%, 7/1/2017 (Prerefunded 7/1/2007)	1,000,000	[a]	1,084,490
6.625%, 7/1/2026 (Prerefunded 7/1/2006)	2,720,000	[a]	2,893,155
(Trinity College Issue) 5.875%, 7/1/2026
(Insured; MBIA) (Prerefunded 7/1/2006)	2,500,000	[a]	2,639,175
(University of New Haven):
6.625%, 7/1/2016	2,050,000		2,132,000
6.70%, 7/1/2026	8,605,000		8,880,790
(William W. Backus Hospital)
5.75%, 7/1/2027 (Insured; AMBAC)	2,500,000		2,670,800
(Windham Community Memorial Hospital)
6%, 7/1/2020 (Insured; ACA)	1,000,000		1,041,080
(Yale, New Haven Hospital)
5.70%, 7/1/2025 (Insured; MBIA)	8,070,000		8,448,725
(Yale University):
5.125%, 7/1/2027	5,400,000		5,705,370
5%, 7/1/2042	3,395,000		3,536,673
Connecticut Housing Finance Authority
(Housing Mortgage Finance Program):
5.05%, 11/15/2021	4,950,000		5,104,192
6%, 11/15/2027	4,000,000		4,141,520
5.45%, 11/15/2029	5,805,000		5,985,477

10

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Connecticut (continued)
Eastern Connecticut Resource Recovery Authority
(Wheelabrator Lisbon Project):
5.50%, 1/1/2014	8,050,000	8,140,160
5.50%, 1/1/2020	7,000,000	7,041,300
Greenwich Housing Authority, MFHR
(Greenwich Close):
6.25%, 9/1/2017	2,840,000	2,924,234
6.35%, 9/1/2027	2,000,000	2,039,300
Hartford Parking System, Revenue
6.50%, 7/1/2025 (Prerefunded 7/1/2010)	1,500,000 [a]	1,729,905
New Canaan, GO 4.25%, 6/15/2023	1,140,000	1,143,340
New Haven, GO 5%, 2/1/2020 (Insured; MBIA)	2,430,000	2,639,879
South Central Connecticut Regional Water Authority,
Water System Revenue
5%, 8/1/2024 (Insured; MBIA)	4,285,000	4,580,965
Sprague, EIR (International Paper
Co. Project) 5.70%, 10/1/2021	1,350,000	1,390,527
Stamford:
6.60%, 1/15/2010	2,750,000	3,176,938
Parking Garage
5%, 2/1/2020	970,000	1,052,566
University of Connecticut:
5.25%, 2/15/2013	3,450,000	3,880,595
5.75%, 3/1/2015 (Insured; FGIC)
(Prerefunded 3/1/2010)	1,770,000 [a]	1,996,826
5.75%, 3/1/2016 (Insured; FGIC)
(Prerefunded 3/1/2010)	2,500,000 [a]	2,820,375
5%, 1/15/2018 (Insured; MBIA)	2,370,000	2,572,706
5%, 1/15/2019 (Insured; MBIA)	2,140,000	2,316,443
5.125%, 2/15/2020 (Insured; MBIA)	1,000,000	1,088,610
Special Obligation Student Fee Revenue:
6%, 11/15/2016 (Insured; FGIC)
(Prerefunded 11/15/2010)	2,425,000 [a]	2,790,423
6%, 11/15/2017 (Insured; FGIC)
(Prerefunded 11/15/2010)	2,000,000 [a]	2,301,380
5.25%, 11/15/2021 (Insured; FGIC)	1,755,000	1,928,166
5.75%, 11/15/2029 (Insured; FGIC)
(Prerefunded 11/15/2010)	2,500,000 [a]	2,845,175

T h e F u n d 11

S T A T E M E N T O F I N V E S T M E N T S (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

U. S. Related—30.2%
Children’s Trust Fund of Puerto Rico, Tobacco
Settlement Revenue, Asset Backed Bonds
6%, 7/1/2026 (Prerefunded 7/1/2010)	5,000,000	[a]	5,655,850
Commonwealth of Puerto Rico:
5.50%, 7/1/2012 (Insured; MBIA)	50,000		57,024
7.873%, 7/1/2012 (Insured; MBIA)	2,000,000	[b,c]	2,561,860
7.873%, 7/1/2013 (Insured; MBIA)	3,950,000	[b,c]	5,133,776
5.65%, 7/1/2015 (Insured; MBIA)	6,690,000		7,792,713
(Public Improvement):
5.50%, 7/1/2013 (Insured; MBIA)	100,000		114,985
5.25%, 7/1/2014 (Insured; MBIA)	3,925,000		4,461,391
5.25%, 7/1/2015 (Insured; MBIA)	1,000,000		1,138,080
6%, 7/1/2015 (Insured; MBIA)	2,000,000		2,402,880
5.25%, 7/1/2027 (Insured; FSA)
(Prerefunded 7/1/2011)	2,795,000	[a]	3,106,055
5.25%, 7/1/2027 (Insured; FSA)	1,705,000		1,832,023
Puerto Rico Aqueduct and Sewer Authority,
Revenue 6.25%, 7/1/2013 (Insured; MBIA)	9,000,000		10,812,690
Puerto Rico Electric Power Authority,
Power Revenue:
5.125%, 7/1/2026 (Insured; FSA)	4,410,000		4,723,110
5.25%, 7/1/2029 (Insured; FSA)	8,000,000		8,621,920
5%, 7/1/2035 (Insured; FGIC)	3,500,000		3,722,215
Puerto Rico Highway and Transportation Authority:
Highway Revenue:
5.50%, 7/1/2013 (Insured; MBIA)	10,000		11,356
7.854%, 7/1/2013 (Insured; MBIA)	2,290,000	[b,c]	2,911,277
5.50%, 7/1/2026 (Insured; FSA)
(Prerefunded 7/1/2006)	2,375,000	[a]	2,486,364
5.50%, 7/1/2036	8,500,000		9,434,320
Transportation Revenue 5.75%, 7/1/2041	3,000,000		3,354,090
Puerto Rico Industrial Tourist, Educational,
Medical and Environmental Control Facilities
Financing Authority, Revenue (Teachers
Retirement System) 5.50% 7/1/2021	800,000		838,760
Puerto Rico Public Finance Corp.
(Commonwealth Appropriation)
6%, 8/1/2026 (Insured; AGC)	4,755,000		5,954,021

12

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

U. S. Related (continued)
University of Puerto Rico, University Revenue
5.50%, 6/1/2015 (Insured; MBIA)	5,000,000	5,086,000
Virgin Islands Public Finance Authority, Revenue,
Gross Receipts Taxes Loan Note
6.375%, 10/1/2019	2,000,000	2,280,700
Virgin Islands Water and Power Authority,
Electric System 5.30%, 7/1/2021	1,750,000	1,774,413

Total Investments (cost $291,946,988)	98.8%	314,794,013
Cash and Receivables (Net)	1.2%	3,971,693
Net Assets	100.0%	318,765,706

T h e F u n d 13

S T A T E M E N T O F I N V E S T M E N T S (continued)

Summary of Abbreviations

ACA	American Capital Access	FSA	Financial Security Assurance
AGC	ACE Guaranty Corporation	GO	General Obligation
AMBAC	American Municipal Bond	MBIA	Municipal Bond Investors Assurance
	Assurance Corporation		Insurance Corporation
EIR	Environment Improvement Revenue	MFHR	Multi-Family Housing Revenue
FGIC	Financial Guaranty Insurance	PCR	Pollution Control Revenue
Company

Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s	or Standard & Poor’s	Value (%)†

AAA	Aaa	AAA	66.5
AA	Aa	AA	5.5
A	A	A	7.6
BBB	Baa	BBB	16.1
BB	Ba	BB	.9
Not Rated [d]	Not Rated [d]	Not Rated [d]	3.4
			100.0

†	Based on total investments.
[a]	Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used
	to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b]	Inverse floater security—the interest rate is subject to change periodically.
[c]	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold
	transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2005, these securities
	amounted to $27,669,711 or 8.7% of net assets.
[d]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager
	be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

14

S TAT E M E N T O F A S S E T S A N D L I A B I L I T I E S

A p r i l 3 0 , 2 0 0 5

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments		291,946,988	314,794,013
Interest receivable			4,869,350
Receivable for shares of Beneficial Interest subscribed			193,860
Prepaid expenses			11,359
			319,868,582

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)			228,887
Cash overdraft due to Custodian			782,481
Payable for shares of Beneficial Interest redeemed			41,802
Accrued expenses			49,706
			1,102,876

Net Assets ($)			318,765,706

Composition of Net Assets ($):
Paid-in capital			300,117,014
Accumulated net realized gain (loss) on investments			(4,198,333)
Accumulated net unrealized appreciation
(depreciation) on investments			22,847,025

Net Assets ($)			318,765,706

Net Asset Value Per Share
	Class A	Class B	Class C

Net Assets ($)	274,204,128	32,918,746	11,642,832
Shares Outstanding	22,648,653	2,721,353	963,347

Net Asset Value Per Share ($)	12.11	12.10	12.09

See notes to financial statements.

T h e F u n d 15

S TAT E M E N T O F O P E R AT I O N S
Ye a r E n d e d A p r i l 3 0 , 2 0 0 5

Investment Income ($):
Interest Income	16,676,099
Expenses:
Management fee—Note 3(a)	1,778,981
Shareholder servicing costs—Note 3(c)	1,004,129
Distribution fees—Note 3(b)	266,762
Custodian fees	38,237
Professional fees	32,941
Registration fees	23,301
Prospectus and shareholders’ reports	18,178
Trustees’ fees and expenses—Note 3(d)	10,055
Loan commitment fees—Note 2	2,674
Miscellaneous	28,955
Total Expenses	3,204,213
Less—reduction in custody fees
due to earnings credits—Note 1(b)	(8,339)
Net Expenses	3,195,874
Investment Income—Net	13,480,225

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(393,323)
Net unrealized appreciation (depreciation) on investments	5,875,269
Net Realized and Unrealized Gain (Loss) on Investments	5,481,946
Net Increase in Net Assets Resulting from Operations	18,962,171

See notes to financial statements.
16

S TAT E M E N T O F C H A N G E S I N N E T A S S E T S

		Year Ended April 30,

	2005	2004

Operations ($):
Investment income—net	13,480,225	14,653,657
Net realized gain (loss) on investments	(393,323)	101,973
Net unrealized appreciation
(depreciation) on investments	5,875,269	(8,390,976)
Net Increase (Decrease) in Net Assets
Resulting from Operations	18,962,171	6,364,654

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(11,712,333)	(12,539,739)
Class B shares	(1,372,455)	(1,669,346)
Class C shares	(384,991)	(422,679)
Total Dividends	(13,469,779)	(14,631,764)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	15,901,289	18,398,796
Class B shares	1,522,672	3,835,618
Class C shares	2,185,150	3,133,580
Dividends reinvested:
Class A shares	7,077,363	7,159,366
Class B shares	793,869	982,244
Class C shares	243,121	279,674
Cost of shares redeemed:
Class A shares	(35,009,749)	(42,133,150)
Class B shares	(10,848,875)	(9,476,498)
Class C shares	(2,677,275)	(3,578,865)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(20,812,435)	(21,399,235)
Total Increase (Decrease) in Net Assets	(15,320,043)	(29,666,345)

Net Assets ($):
Beginning of Period	334,085,749	363,752,094
End of Period	318,765,706	334,085,749

T h e F u n d 17

S TAT E M E N T O F C H A N G E S I N N E T A S S E T S (continued)

		Year Ended April 30,

	2005	2004

Capital Share Transactions:
Class Aa
Shares sold	1,319,455	1,511,945
Shares issued for dividends reinvested	587,618	588,340
Shares redeemed	(2,922,312)	(3,470,845)
Net Increase (Decrease) in Shares Outstanding	(1,015,239)	(1,370,560)

Class B [a]
Shares sold	126,506	313,778
Shares issued for dividends reinvested	65,996	80,795
Shares redeemed	(903,734)	(777,793)
Net Increase (Decrease) in Shares Outstanding	(711,232)	(383,220)

Class C
Shares sold	180,966	254,844
Shares issued for dividends reinvested	20,225	23,031
Shares redeemed	(224,701)	(295,271)
Net Increase (Decrease) in Shares Outstanding	(23,510)	(17,396)

[a]	During the period ended April 30, 2005, 435,925 Class B shares representing $5,240,882, were automatically converted to 435,561 Class A shares and during the period ended April 30, 2004, 373,758 Class B shares representing $4,549,900 were automatically converted to 373,429 Class A shares.
See notes to financial statements.

18

F I N A N C I A L H I G H L I G H T S

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,

Class A Shares	2005	2004	2003	2002 [a]	2001

Per Share Data ($):
Net asset value, beginning of period	11.90	12.19	11.86	11.72	11.21
Investment Operations:
Investment income—net	.51[b]	.52[b]	.55[b]	.57[b]	.57
Net realized and unrealized
gain (loss) on investments	.21	(.29)	.32	.14	.51
Total from Investment Operations	.72	.23	.87	.71	1.08
Distributions:
Dividends from investment income—net	(.51)	(.52)	(.54)	(.57)	(.57)
Net asset value, end of period	12.11	11.90	12.19	11.86	11.72

Total Return (%) [c]	6.17	1.84	7.51	6.16	9.86

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.91	.90	.91	.90	.89
Ratio of net expenses
to average net assets	.90	.90	.91	.90	.89
Ratio of net investment income
to average net assets	4.25	4.23	4.53	4.81	4.97
Portfolio Turnover Rate	20.07	34.08	38.11	15.96	21.71

Net Assets, end of period ($ x 1,000)	274,204	281,559	305,076	301,044	289,723

[a]	As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities.
The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.80% to 4.81%. Per share data and ratios/ supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
See notes to financial statements.

T h e F u n d 19

F I N A N C I A L H I G H L I G H T S (continued)
		Year Ended April 30,

Class B Shares	2005	2004	2003	2002 [a]	2001

Per Share Data ($):
Net asset value, beginning of period	11.89	12.18	11.85	11.71	11.20
Investment Operations:
Investment income—net	.45[b]	.45[b]	.48[b]	.51[b]	.51
Net realized and unrealized
gain (loss) on investments	.21	(.29)	.33	.14	.51
Total from Investment Operations	.66	.16	.81	.65	1.02
Distributions:
Dividends from investment income—net	(.45)	(.45)	(.48)	(.51)	(.51)
Net asset value, end of period	12.10	11.89	12.18	11.85	11.71

Total Return (%) [c]	5.63	1.31	6.96	5.61	9.31

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.43	1.41	1.42	1.42	1.41
Ratio of net expenses
to average net assets	1.42	1.41	1.42	1.42	1.41
Ratio of net investment income
to average net assets	3.73	3.71	4.01	4.28	4.45
Portfolio Turnover Rate	20.07	34.08	38.11	15.96	21.71

Net Assets, end of period ($ x 1,000)	32,919	40,806	46,460	43,070	38,794

[a]	As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities.
The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.27% to 4.28%. Per share data and ratios/ supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
See notes to financial statements.

20

		Year Ended April 30,

Class C Shares	2005	2004	2003	2002 [a]	2001

Per Share Data ($):
Net asset value, beginning of period	11.88	12.16	11.84	11.70	11.19
Investment Operations:
Investment income—net	.42[b]	.42[b]	.45[b]	.48[b]	.49
Net realized and unrealized
gain (loss) on investments	.21	(.28)	.32	.14	.51
Total from Investment Operations	.63	.14	.77	.62	1.00
Distributions:
Dividends from investment income—net	(.42)	(.42)	(.45)	(.48)	(.49)
Net asset value, end of period	12.09	11.88	12.16	11.84	11.70

Total Return (%) [c]	5.37	1.15	6.62	5.36	9.05

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.67	1.65	1.66	1.65	1.65
Ratio of net expenses
to average net assets	1.66	1.65	1.66	1.65	1.65
Ratio of net investment income
to average net assets	3.49	3.47	3.77	4.03	4.20
Portfolio Turnover Rate	20.07	34.08	38.11	15.96	21.71

Net Assets, end of period ($ x 1,000)	11,643	11,721	12,217	9,684	5,249

[a]	As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities.
The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.02% to 4.03%. Per share data and ratios/ supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
See notes to financial statements.

T h e F u n d 21

N O T E S T O F I N A N C I A L S TAT E M E N T S

NOTE 1—Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company, and operates as a series company that offers eleven series including the Connecticut Series (the “fund”).The fund’s investment objective is to maximize current income exempt from federal and, where applicable, state income taxes, without undue risk.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

22

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

T h e F u n d 23

N O T E S T O F I N A N C I A L S TAT E M E N T S (continued)

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At April 30, 2005, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $42,958, accumulated capital losses $3,008,520 and unrealized appreciation $22,207,900. In addition, the fund had $506,547 of capital losses realized after October 31, 2004, which were deferred for tax purposes to the first day of the following year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to April 30, 2005. If not applied, $1,088,685 of the carryover expires in fiscal 2009 and $1,919,835 expires in fiscal 2012.

24

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2005 and April 30, 2004 were as follows: tax exempt income $13,469,779 and $14,631,764, respectively.

During the period ended April 30, 2005, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $10,446 and increased paid-in capital by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2005, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With
Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended April 30, 2005, the Distributor retained $14,509 from commissions earned on sales of the fund’s Class A shares and $76,290 and $604 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of

T h e F u n d 25

N O T E S T O F I N A N C I A L S TAT E M E N T S (continued)

1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2005, Class B and Class C shares were charged $183,983 and $82,779, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2005, Class A, Class B and Class C shares were charged $689,043, $91,992 and $27,593, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2005, the fund was charged $113,023 pursuant to the transfer agency agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $143,223, Rule 12b-1 distribution plan fees $20,562 and shareholder services plan fees $65,102.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2005, amounted to $63,511,856 and $85,824,226, respectively.

26

At April 30, 2005, the cost of investments for federal income tax purposes was $292,586,113; accordingly, accumulated net unrealized appreciation on investments was $22,207,900, consisting of $22,958,819 gross unrealized appreciation and $750,919 gross unrealized depreciation.

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”) in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the “Amended Complaint”) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are

T h e F u n d 27

N O T E S T O F I N A N C I A L S TAT E M E N T S (continued)

asserted derivatively on behalf of the Funds that have been named as nominal defendants.With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. Defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

28

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D
P U B L I C A C C O U N T I N G F I R M

Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund, Connecticut Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Connecticut Series (one of the funds comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2005 by correspondence with the custodian.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Connecticut Series at April 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York June 14, 2005
T h e	F u n d	29

I M P O R TA N T TA X I N F O R M AT I O N ( U n a u d i t e d )

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2005 as “exempt-interest dividends” (not subject to regular federal and, for individuals who are Connecticut residents, Connecticut personal income taxes).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2005 calendar year on Form 1099-DIV which will be mailed by January 31, 2006.

30

B O A R D M E M B E R S I N F O R M AT I O N ( U n a u d i t e d )

Joseph S. DiMartino (61)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Azimuth Trust, an institutional asset management firm, Member of Board of Managers and
Advisory Board
No. of Portfolios for which Board Member Serves: 193
———————
Clifford L. Alexander, Jr. (71)
Board Member (1986)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
• Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation
(October 1999-September 2000)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 66
———————
Peggy C. Davis (62)
Board Member (1990)
Principal Occupation During Past 5 Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 26

T h e	F u n d	31

B O A R D M E M B E R S I N F O R M AT I O N ( U n a u d i t e d ) (continued)

Ernest Kafka (72)
Board Member (1986)
Principal Occupation During Past 5 Years:
• Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
• Instructor,The New York Psychoanalytic Institute (1981-present)
• Associate Clinical Professor of Psychiatry at Cornell Medical School (1987-2002)
No. of Portfolios for which Board Member Serves: 26
———————
Nathan Leventhal (62)
Board Member (1989)
Principal Occupation During Past 5 Years:
• A management consultant for various non-profit organizations (May 2004-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
• President of Lincoln Center for the Performing Arts, Inc. (March 1984-December 2000)
Other Board Memberships and Affiliations:
• Movado Group, Inc., Director
No. of Portfolios for which Board Member Serves: 26
———————
Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o
The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board
Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Saul B. Klaman, Emeritus Board Member

O F F I C E R S O F T H E F U N D ( U n a u d i t e d )

STEPHEN E. CANTER, President since
March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 59 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice
President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 51 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since
March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, Secretary since
March 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since July 1980.

JANETTE E. FARRAGHER, Assistant
Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 12 investment companies (comprised of 23 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since February 1984.

MICHAEL A. ROSENBERG, Assistant
Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 88 investment companies (comprised of 193 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1985.

T h e F u n d 33

O F F I C E R S O F T H E F U N D ( U n a u d i t e d ) (continued)

GREGORY S. GRUBER, Assistant
Treasurer since March 2000.

Senior Accounting Manager – Municipal Bond Funds of the Manager, and an officer of 24 investment companies (comprised of 55 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since August 1981.

KENNETH J. SANDGREN, Assistant
Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1993.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprising 200 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 47 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and Anti-Money Laundering Compliance Officer of 88 investment companies (comprised of 197 portfolios) managed by the Manager. He is 34 years old and has been an employee of the Distributor since October 1998.

34

N O T E S

For More Information

Dreyfus Premier
State Municipal Bond Fund,
Connecticut Series
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2004, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2005 Dreyfus Service Corporation

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
21	Notes to Financial Statements
28	Report of Independent Registered
Public Accounting Firm
29	Important Tax Information
30	Board Members Information
32	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus Premier State
Municipal Bond Fund,
Florida Series

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund, Florida Series, covering the 12-month period from May 1, 2004, through April 30, 2005. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Douglas Gaylor.

The reporting period produced mixed results for most fixed-income securities. Although the Federal Reserve Board began to raise short-term interest rates in June 2004, longer-term bonds have remained remarkably resilient through 2004. Nonetheless, the first four months of 2005 saw heightened market volatility as higher interest rates and renewed inflationary pressures took their toll.These factors led to price erosion later in the reporting period among most municipal bonds, especially those with intermediate-term maturities.

Nonetheless, municipal bonds generally have held up well compared to previous periods of rising short-term interest rates, due in part to continued strong investor demand and a more moderate supply of newly issued securities. In our view, the tax-exempt bond market’s relative strength represents yet another example of how a long-term investment perspective and a steady asset allocation strategy can benefit investors. As always, we encourage you to talk regularly with your financial advisor about the investment strategies that may be appropriate for you.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Florida Series perform relative to its benchmark?

For the 12-month period ended April 30, 2005, the fund achieved total returns of 6.16% for Class A shares, 5.56% for Class B shares and 5.39% for Class C shares.1 The Lehman Brothers Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 6.81% for the same period.2 In addition, the fund is reported in the Lipper Florida Municipal Debt Funds category, and the average total return for all funds reported in this category was 5.82% for the reporting period.3

Although higher interest rates and intensifying inflationary pressures caused short- and intermediate-term bonds to lose some of their value, longer-term municipal bond prices remained stable over the reporting period. The fund’s returns were in line with its Lipper category average, primarily due to its light exposure to short-term bonds and strong income from its seasoned holdings.The fund under-performed its benchmark, however, primarily because the Index contains bonds from many states, not just Florida, and does not reflect fund fees and expenses.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal income tax without undue risk.To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax.The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.The fund may invest up to 30% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

The Fund

3

DISCUSSION OF FUND PERFORMANCE (continued)

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and a municipal bond’s potential volatility in different rate environments.We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

Short-term interest rates rose steadily as the Federal Reserve Board (the “Fed”) moved away from its previously accommodative monetary policy as a stronger U.S. economy, recovering labor market and rising energy prices suggested that inflationary pressures might rise. In fact, the Fed raised the overnight federal funds rate at each of seven meetings of the Federal Open Market Committee between June 2004 and April 2005, driving short-term rates from 1% to 2.75% .

Historically, fixed-income securities across the full maturity spectrum have tended to lose value when the Fed tightens monetary policy.The reporting period proved to be different, with long-term bond prices remaining virtually unchanged while shorter-term bond prices declined. Longer-term bonds appeared to benefit from the Fed’s unusual candor in signaling its intentions well ahead of actual policy changes, which removed a degree of uncertainty from the market.

Municipal bonds also benefited during the reporting period from better fiscal conditions for many issuers, including those in Florida. Higher tax revenues and a recovering tourism industry helped Florida maintain a healthy credit profile.

4

In this environment, the fund continued to enjoy higher levels of income from its core, seasoned holdings than are currently available from newly issued securities. In addition, the fund benefited from refunding activity among some of its holdings as issuers took advantage of low borrowing rates to refinance existing debt.

Finally, we successfully cushioned the eroding effects of higher interest rates by maintaining relatively light positions toward the shorter end of the fund’s maturity range. Instead, we emphasized bonds in the 15- to 20-year range, where volatility proved to be relatively muted. However, some of the benefits of that focus were offset by the fund’s relatively light holdings in the 20- to 30-year range, where returns were particularly attractive.

What is the fund’s current strategy?

Just days after the end of the reporting period, the Fed implemented its eighth consecutive rate hike, raising the federal funds rate to 3%. Most analysts believe that additional increases are likely. Accordingly, we have maintained a generally cautious investment posture designed to weather potential volatility until the Fed indicates that the current tightening cycle is finished.

May 16, 2005
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Florida residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund.
[3]	Source: Lipper Inc.

The Fund

5

FUND PERFORMANCE
† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A shares and Class B shares of Dreyfus Premier
State Municipal Bond Fund, Florida Series on 4/30/95 to a $10,000 investment made in the Lehman Brothers
Municipal Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
Performance for Class C shares will vary from the performance of both Class A and Class B shares shown above due to differences in charges and expenses.
The fund invests primarily in Florida municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses for Class A shares and Class B shares.The Index is not limited to investments principally in Florida municipal obligations and does not take into account charges, fees and other expenses.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 4/30/05

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class A shares
with maximum sales charge (4.5%)		1.40%	5.69%	4.80%
without sales charge		6.16%	6.68%	5.28%
Class B shares
with applicable redemption charge †		1.56%	5.83%	4.96%
without redemption		5.56%	6.15%	4.96%
Class C shares
with applicable redemption charge ††	8/15/95	4.39%	5.89%	—	4.37%
without redemption	8/15/95	5.39%	5.89%	—	4.37%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund

7

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier State Municipal Bond Fund, Florida Series from November 1, 2004 to April 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2005
	Class A	Class B	Class C

Expenses paid per $1,000 †	$ 4.74	$ 7.18	$ 8.37
Ending value (after expenses)	$1,014.00	$1,011.50	$1,010.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C

Expenses paid per $1,000 †	$ 4.76	$ 7.20	$ 8.40
Ending value (after expenses)	$1,020.08	$1,017.65	$1,016.46

† Expenses are equal to the fund’s annualized expense ratio of .95% for Class A, 1.44% for Class B and 1.68%
for Class C; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
April 30, 2005

	Principal
Long-Term Municipal Investments—95.6%	Amount ($)	Value ($)

Brevard County, IDR (Nui Corp Project)
6.40%, 10/1/2024 (Insured; AMBAC)	1,000,000	1,021,649
Brevard County School Board, COP
5%, 7/1/2025 (Insured; FGIC)	2,000,000	2,117,019
Broward County Housing Finance Authority, MFHR:
(Emerald Palms Apartments)
5.60%, 7/1/2021 (Collateralized; FNMA)	2,000,000	2,083,999
(Pembroke Villas Project)
5.55%, 1/1/2023 (Insured; FSA)	1,000,000	1,041,370
Broward County School Board, COP:
5.25%, 7/1/2018 (Insured; MBIA)	1,855,000	2,036,864
5%, 7/1/2021 (Insured; FSA)	1,250,000	1,324,800
Cape Coral, Water & Sewer Revenue
5.25%, 10/1/2017 (Insured; AMBAC)	1,890,000	2,088,752
Capital Projects Finance Authority:
Revenue
(Airports Project):
5.25%, 6/1/2014 (Insured; MBIA)	1,485,000	1,635,371
5%, 6/1/2020 (Insured; MBIA)	1,465,000	1,542,118
Student Housing Revenue
(Capital Projects Loan)
5.50%, 10/1/2017 (Insured; MBIA)	2,520,000	2,723,490
Dade County Housing Finance Authority, SFMR
6.70%, 4/1/2028 (Collateralized: FNMA, GNMA)	2,040,000	2,083,228
Davie, Water & Sewer Revenue
5.25%, 10/1/2018 (Insured; AMBAC)	475,000	524,951
Escambia County, Sales Tax Revenue
5.25%, 10/1/2018 (Insured; AMBAC)	1,200,000	1,323,768
Escambia County Housing Finance Authority, SFMR
(Multi-County Program) 5.50%, 10/1/2021
(Collateralized: FNMA, GNMA)	3,540,000	3,690,344
Florida (Jacksonville Transportation)
5%, 7/1/2012	3,000,000	3,150,360
Florida Board of Education:
Capital Outlay (Public Education)
5%, 6/1/2011	1,200,000	1,260,936
Lottery Revenue:
5.25%, 7/1/2017 (Insured; FGIC)	3,890,000	4,251,498
5%, 7/1/2020 (Insured; FGIC)	1,480,000	1,574,261
Florida Housing Finance Agency
(Brittany Rosemont Apartments)
7%, 2/1/2035 (Insured; AMBAC)	6,000,000	6,127,560

	The Fund	9

S T A T E M E N T O F I N V E S T M E N T S (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Florida Intergovernmental Finance Commission,
Capital Revenue:
5%, 2/1/2018 (Insured; AMBAC)	1,000,000	1,069,030
5.125%, 2/1/2031 (Insured; AMBAC)	1,500,000	1,559,685
Florida Municipal Loan Council, Revenue
5.25%, 5/1/2017 (Insured; MBIA)	1,825,000	1,994,981
Jacksonville:
Excise Taxes Revenue
5.375%, 10/1/2019 (Insured; AMBAC)	3,450,000	3,816,080
Guaranteed Entitlement Revenue
5.375%, 10/1/2020 (Insured; FGIC)	3,795,000	4,160,307
Jea, St John’s River Power Park System Revenue:
5%, 10/1/2017	1,500,000	1,608,300
5%, 10/1/2018	1,500,000	1,606,530
Lee County Housing Finance Authority SFMR:
6.30%, 3/1/2029 (Collateralized: FNMA, GNMA, FHLMC)	255,000	257,402
(Multi-County Program)
7.45%, 9/1/2027
(Collateralized: FNMA,GNMA, FHLMC)	90,000	92,720
Manatee County Housing Finance Authority,
Mortgage Revenue
5.85%, 11/1/2033 (Collateralized; GNMA)	3,335,000	3,558,345
Marion County School Board, COP
5.25%, 6/1/2017 (Insured; FSA)	2,015,000	2,207,936
Miami-Dade County, Solid Waste System Revenue
5.50%, 10/1/2017 (Insured; FSA)	2,595,000	2,882,448
Miami-Dade County Housing Finance Authority, MFMR:
(Country Club Villa)
5.70%, 7/1/2021 (Insured; FSA)	400,000	421,620
(Miami Stadium Apartments)
5.40%, 8/1/2021 (Insured; FSA)	1,275,000	1,330,858
North Miami Educational Facilities, Revenue
(Johnston & Wales University Project)
5%, 4/1/2017 (Insured; XLCA)	1,800,000	1,928,070
Orange County Housing Finance Authority, MFHR:
(Palm Grove Gardens)
5.15%, 1/1/2023 (Collateralized; FNMA)	1,175,000	1,228,357
(Seminole Pointe Project) 5.75%, 12/1/2023	2,840,000	2,947,466

10

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Osceola County Industrial Development Authority,
Revenue (Community Provider Pooled Loan
Program) 7.75%, 7/1/2017	1,670,000	1,672,238
Palm Bay, Uitlity Revenue
(Capital Appreciation)
Zero Coupon, 10/1/2020 (Insured; FGIC)	1,845,000	911,209
(Palm Bay Utility Corporation Project)
5%, 10/1/2019 (Insured; MBIA)	500,000	539,740
Palm Beach County Housing Finance Authority
Single Family Mortgage Purchase Revenue
6.55%, 4/1/2027 (Collateralized: FNMA, GNMA)	255,000	261,676
Palm Beach County School Board, COP
(Master Lease) 5%, 8/1/2017 (Insured; AMBAC)	1,905,000	2,052,428
Port Palm Beach District, Revenue:
Zero Coupon, 9/1/2022 (Insured; XLCA)	1,000,000	451,430
Zero Coupon, 9/1/2023 (Insured; XLCA)	1,000,000	427,340
Port St. Lucie
Storm Water Utility Revenue
5%, 5/1/2023 (Insured; MBIA)	1,750,000	1,857,100
Seminole Water Control District
6.75%, 8/1/2022	1,860,000	1,910,127
South Broward Hospital District, HR
5.60%, 5/1/2027	4,000,000	4,324,480
St. Lucie County, Sales Tax Revenue
5.25%, 10/1/2017 (Insured; MBIA)	1,885,000	2,083,227
Tampa Utility Tax
Zero Coupon, 4/1/2017 (Insured; AMBAC)	2,110,000	1,258,763
Village Center Community Development District,
Utility Revenue 5.25%, 10/1/2023 (Insured; MBIA)	1,000,000	1,084,930
Winter Park, Water & Sewer Revenue:
5.375%, 12/1/2017 (Insured; AMBAC)	1,645,000	1,825,226
5.375%, 12/1/2018 (Insured; AMBAC)	1,730,000	1,917,134
Winter Springs, Water & Sewer Revenue
5%, 4/1/2020 (Insured; MBIA)	1,585,000	1,682,921
Total Long-Term Municipal Investments
(cost $93,987,602)		98,532,442

The Fund

11

S T A T E M E N T O F I N V E S T M E N T S (continued)

	Principal
Short-Term Municipal Investments—2.8%	Amount ($)	Value ($)

Alachua County Health Facilities Authority,
Health Facilities Revenue, VRDN
(Shands Teaching Hospital) 3.05%
(LOC; Suntrust Bank)	2,000,000 [a]	2,000,000
Florida Higher Educational Facilities Financing
Authority, Revenue, VRDN (St. Thomas
University Project) 3.05% (LOC; Suntrust Bank)	900,000 [a]	900,000
Total Short-Term Municipal Investments
(cost $2,900,000)		2,900,000

Total Investments (cost $96,887,602)	98.4%	101,432,442
Cash and Receivables (Net)	1.6%	1,671,375
Net Assets	100.0%	103,103,817

12

Summary of Abbreviations

AMBAC	American Municipal Bond	HR	Hospital Revenue
	Assurance Corporation	IDR	Industrial Development Revenue
COP	Certificate of Participation	LOC	Letter of Credit
FGIC	Financial Guaranty Insurance	MBIA	Municipal Bond Investors
	Company		Assurance Insurance
FHLMC	Federal Home Loan Mortgage		Corporation
	Corporation	MFHR	Multi-Family Housing Revenue
FNMA	Federal National Mortgage	MFMR	Multi-Family Mortgage Revenue
	Association	SFMR	Single Family Mortgage Revenue
FSA	Financial Security Assurance	VRDN	Variable Rate Demand Notes
GNMA	Government National Mortgage	XLCA	XL Capital Assurance
Association

Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s or	Standard & Poor’s	Value (%)†

AAA	Aaa	AAA	83.3
AA	Aa	AA	7.4
A	A	A	2.9
F1	MIG1/P1	SP1/A1	2.9
Not Rated [b]	Not Rated [b]	Not Rated [b]	3.5
100.0

†	Based on total investments.
[a]	Securities payable on demand.Variable interest rate—subject to periodic change.
[b]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Fund

13

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2005

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments		96,887,602	101,432,442
Cash			463,548
Interest receivable			1,296,684
Receivable for shares of Beneficial Interest subscribed			20,893
Prepaid expenses			6,378
			103,219,945

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			74,194
Payable for shares of Beneficial Interest redeemed			468
Accrued expenses			41,466
			116,128

Net Assets ($)			103,103,817

Composition of Net Assets ($):
Paid-in capital			99,279,642
Accumulated net realized gain (loss) on investments			(720,665)
Accumulated net unrealized appreciation
(depreciation) on investments			4,544,840

Net Assets ($)			103,103,817

Net Asset Value Per Share
	Class A	Class B	Class C

Net Assets ($)	89,691,016	8,541,500	4,871,301
Shares Outstanding	6,251,794	595,554	339,566

Net Asset Value Per Share ($)	14.35	14.34	14.35

See notes to financial statements.
14

STATEMENT OF OPERATIONS
Year Ended April 30, 2005

Investment Income ($):
Interest Income	5,324,101
Expenses:
Management fee—Note 3(a)	596,880
Shareholder servicing costs—Note 3(c)	354,546
Distribution fees—Note 3(b)	81,523
Professional fees	27,730
Registration fees	24,083
Custodian fees	17,045
Prospectus and shareholders’ reports	5,143
Trustees’ fees and expenses—Note 3(d)	3,895
Loan commitment fees—Note 2	775
Miscellaneous	16,717
Total Expenses	1,128,337
Less—reduction in custody fees due to earnings credits—Note 1(b)	(6,628)
Net Expenses	1,121,709
Investment Income-Net	4,202,392

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	50,429
Net unrealized appreciation (depreciation) on investments	2,152,078
Net Realized and Unrealized Gain (Loss) on Investments	2,202,507
Net Increase in Net Assets Resulting from Operations	6,404,899

See notes to financial statements.

The Fund

15

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,

	2005	2004

Operations ($):
Investment income—net	4,202,392	4,923,623
Net realized gain (loss) on investments	50,429	358,258
Net unrealized appreciation
(depreciation) on investments	2,152,078	(3,257,634)
Net Increase (Decrease) in Net Assets
Resulting from Operations	6,404,899	2,024,247

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(3,733,196)	(4,352,725)
Class B shares	(315,635)	(423,092)
Class C shares	(153,561)	(147,787)
Total Dividends	(4,202,392)	(4,923,604)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	3,915,712	7,104,495
Class B shares	939,386	2,011,937
Class C shares	542,602	2,328,204
Dividends reinvested:
Class A shares	1,990,476	2,058,531
Class B shares	98,892	136,316
Class C shares	93,590	91,924
Cost of shares redeemed:
Class A shares	(17,388,678)	(17,075,591)
Class B shares	(2,878,206)	(4,672,348)
Class C shares	(514,849)	(1,554,711)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(13,201,075)	(9,571,243)
Total Increase (Decrease) in Net Assets	(10,998,568)	(12,470,600)

Net Assets ($):
Beginning of Period	114,102,385	126,572,985
End of Period	103,103,817	114,102,385

16

		Year Ended April 30,

	2005	2004

Capital Share Transactions:
Class A [a]
Shares sold	275,729	494,043
Shares issued for dividends reinvested	139,542	143,836
Shares redeemed	(1,221,808)	(1,192,091)
Net Increase (Decrease) in Shares Outstanding	(806,537)	(554,212)

Class B [a]
Shares sold	65,987	139,776
Shares issued for dividends reinvested	6,940	9,535
Shares redeemed	(202,491)	(327,714)
Net Increase (Decrease) in Shares Outstanding	(129,564)	(178,403)

Class C
Shares sold	37,877	162,919
Shares issued for dividends reinvested	6,564	6,422
Shares redeemed	(36,217)	(108,527)
Net Increase (Decrease) in Shares Outstanding	8,224	60,814

[a]	During the period ended April 30, 2005, 57,211 Class B shares representing $814,673 were automatically converted to 57,195 Class A shares and during the period ended April 30, 2004, 113,355 Class B shares representing $1,611,310 were automatically converted to 113,287 Class A shares.
See notes to financial statements.

The Fund

17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,

Class A Shares	2005	2004	2003	2002 [a]	2001

Per Share Data ($):
Net asset value, beginning of period	14.06	14.41	13.94	13.69	12.88
Investment Operations:
Investment income—net	.56[b]	.59[b]	.62[b]	.62[b]	.62
Net realized and unrealized
gain (loss) on investments	.29	(.35)	.47	.25	.81
Total from Investment Operations	.85	.24	1.09	.87	1.43
Distributions:
Dividends from investment income—net	(.56)	(.59)	(.62)	(.62)	(.62)
Dividends from net realized
gain on investments	—	—	—	(.00)[c]	(.00)[c]
Total Distributions	(.56)	(.59)	(.62)	(.62)	(.62)
Net asset value, end of period	14.35	14.06	14.41	13.94	13.69

Total Return (%) [d]	6.16	1.69	7.96	6.48	11.32

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.97	.88	.94	.95	1.10
Ratio of net expenses
to average net assets	.96	.88	.94	.94	.92
Ratio of net investment income
to average net assets	3.95	4.13	4.37	4.47	4.65
Portfolio Turnover Rate	3.39	11.62	25.52	52.76	8.55

Net Assets, end of period ($ x 1,000)	89,691	99,251	109,664	112,641	117,133

[a]	As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities.
The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.45% to 4.47%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01 per share.
[d]	Exclusive of sales charge.
See notes to financial statements.

18

		Year Ended April 30,

Class B Shares	2005	2004	2003	2002 [a]	2001

Per Share Data ($):
Net asset value, beginning of period	14.06	14.40	13.93	13.68	12.87
Investment Operations:
Investment income—net	.49[b]	.52[b]	.55[b]	.55[b]	.55
Net realized and unrealized
gain (loss) on investments	.28	(.34)	.47	.25	.81
Total from Investment Operations	.77	.18	1.02	.80	1.36
Distributions:
Dividends from investment income—net	(.49)	(.52)	(.55)	(.55)	(.55)
Dividends from net realized
gain on investments	—	—	—	(.00)[c]	(.00)[c]
Total Distributions	(.49)	(.52)	(.55)	(.55)	(.55)
Net asset value, end of period	14.34	14.06	14.40	13.93	13.68

Total Return (%) [d]	5.56	1.25	7.43	5.94	10.78

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.46	1.38	1.43	1.45	1.61
Ratio of net expenses
to average net assets	1.46	1.38	1.43	1.44	1.42
Ratio of net investment income
to average net assets	3.45	3.64	3.86	3.96	4.16
Portfolio Turnover Rate	3.39	11.62	25.52	52.76	8.55

Net Assets, end of period ($ x 1,000)	8,542	10,193	13,012	9,332	9,792

[a]	As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities.
The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 3.94% to 3.96%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01 per share.
[d]	Exclusive of sales charge.
See notes to financial statements.

The Fund

19

FINANCIAL HIGHLIGHTS (continued)
		Year Ended April 30,

Class C Shares	2005	2004	2003	2002 [a]	2001

Per Share Data ($):
Net asset value, beginning of period	14.06	14.41	13.94	13.69	12.88
Investment Operations:
Investment income—net	.46[b]	.49[b]	.51[b]	.51[b]	.52
Net realized and unrealized
gain (loss) on investments	.29	(.35)	.47	.26	.81
Total from Investment Operations	.75	.14	.98	.77	1.33
Distributions:
Dividends from investment income—net	(.46)	(.49)	(.51)	(.52)	(.52)
Dividends from net realized
gain on investments	—	—	—	(.00)[c]	(.00)[c]
Total Distributions	(.46)	(.49)	(.51)	(.52)	(.52)
Net asset value, end of period	14.35	14.06	14.41	13.94	13.69

Total Return (%) [d]	5.39	.94	7.17	5.68	10.50

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.69	1.61	1.68	1.68	1.88
Ratio of net expenses
to average net assets	1.68	1.61	1.68	1.67	1.67
Ratio of net investment income
to average net assets	3.22	3.38	3.62	3.69	3.83
Portfolio Turnover Rate	3.39	11.62	25.52	52.76	8.55

Net Assets, end of period ($ x 1,000)	4,871	4,659	3,897	2,663	1,004

[a]	As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities.
The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 3.66% to 3.69%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01 per share.
[d]	Exclusive of sales charge.
See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company, and operates as a series company that offers eleven series, including the Florida Series (the “fund”).The fund’s investment objective is to maximize current income exempt from federal and, where applicable, state income taxes, without undue risk. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

21

The Fund

NOTES TO FINANCIAL STATEMENTS (continued)

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

22

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At April 30, 2005, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $74,944,accu-mulated capital losses $720,665 and unrealized appreciation $4,544,840.

The Fund

23

NOTES TO FINANCIAL STATEMENTS (continued)

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to April 30, 2005. If not applied the carryover expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2005 and April 30, 2004, were as follows: tax exempt income $4,202,392 and $4,923,604, respectively.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2005, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With
Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended April 30, 2005, the Distributor retained $5,694 from commissions earned on sales of the fund’s Class A shares and $33,600 and $717 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2005, Class B and Class C shares were charged $45,720 and $35,803, respectively, pursuant to the Plan.

24

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2005, Class A, Class B and Class C shares were charged $236,515, $22,860 and $11,934, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2005, the fund was charged $53,550 pursuant to the transfer agency agreement.

The components of Due to the Dreyfus Corporation and affiliates consist of: management fees $46,542, Rule 12b-1 distribution plan fees $6,496 and shareholder services plan fees $21,156.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2005, amounted to $3,565,440 and $17,853,368, respectively.

At April 30, 2005, the cost of investments for federal income tax purposes was $96,887,602; accordingly, accumulated net unrealized appreciation on investments was $4,544,840, consisting of $4,557,028 gross unrealized appreciation and $12,188 gross unrealized depreciation.

The Fund

25

NOTES TO FINANCIAL STATEMENTS (continued)
NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”) in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the “Amended Complaint”) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as

26

nominal defendants.With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. Defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

The Fund

27

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund, Florida Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Florida Series (one of the funds comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2005 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Florida Series at April 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
28	June 14, 2005

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2005 as “exempt-interest dividends’’ (not subject to regular Federal and, for individuals who are Florida residents, not subject to taxation by Florida).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2005 calendar year on form 1099-DIV which will be mailed by January 31, 2006.

The Fund

29

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (61)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Azimuth Trust, an institutional asset management firm, Member of Board of Managers and
Advisory Board
No. of Portfolios for which Board Member Serves: 193
———————
Clifford L. Alexander, Jr. (71)
Board Member (1986)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
• Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation
(October 1999-September 2000)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 66
———————
Peggy C. Davis (62)
Board Member (1990)
Principal Occupation During Past 5 Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 26

30

Ernest Kafka (72)
Board Member (1986)
Principal Occupation During Past 5 Years:
• Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
• Instructor,The New York Psychoanalytic Institute (1981-present)
• Associate Clinical Professor of Psychiatry at Cornell Medical School (1987-2002)
No. of Portfolios for which Board Member Serves: 26
———————
Nathan Leventhal (62)
Board Member (1989)
Principal Occupation During Past 5 Years:
• A management consultant for various non-profit organizations (May 2004-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
• President of Lincoln Center for the Performing Arts, Inc. (March 1984-December 2000)
Other Board Memberships and Affiliations:
• Movado Group, Inc., Director
No. of Portfolios for which Board Member Serves: 26
———————
Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o
The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board
Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Saul B. Klaman, Emeritus Board Member

The Fund 31

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since
March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 59 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice
President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 51 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since
March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, Secretary since
March 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since July 1980.

JANETTE E. FARRAGHER, Assistant
Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 12 investment companies (comprised of 23 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since February 1984.

MICHAEL A. ROSENBERG, Assistant
Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 88 investment companies (comprised of 193 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1985.

32
32

GREGORY S. GRUBER, Assistant
Treasurer since March 2000.

Senior Accounting Manager – Municipal Bond Funds of the Manager, and an officer of 24 investment companies (comprised of 55 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since August 1981.

KENNETH J. SANDGREN, Assistant
Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1993.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprising 200 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 47 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 88 investment companies (comprised of 197 portfolios) managed by the Manager. He is 34 years old and has been an employee of the Distributor since October 1998.

The Fund
33
33

For	More	Information

Dreyfus Premier State
Municipal Bond Fund,
Florida Series
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2004, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2005 Dreyfus Service Corporation

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
21	Notes to Financial Statements
28	Report of Independent Registered
Public Accounting Firm
29	Important Tax Information
30	Board Members Information
32	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus Premier State
Municipal Bond Fund,
Maryland Series

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund, Maryland Series, covering the 12-month period from May 1, 2004, through April 30, 2005. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Douglas Gaylor.

The reporting period produced mixed results for most fixed-income securities. Although the Federal Reserve Board began to raise short-term interest rates in June 2004, longer-term bonds have remained remarkably resilient through 2004. Nonetheless, the first four months of 2005 saw heightened market volatility as higher interest rates and renewed inflationary pressures took their toll.These factors led to price erosion later in the reporting period among most municipal bonds, especially those with intermediate-term maturities.

Nonetheless, municipal bonds generally have held up well compared to previous periods of rising short-term interest rates, due in part to continued strong investor demand and a more moderate supply of newly issued securities. In our view, the tax-exempt bond market’s relative strength represents yet another example of how a long-term investment perspective and a steady asset allocation strategy can benefit investors. As always, we encourage you to talk regularly with your financial advisor about the investment strategies that may be appropriate for you.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Maryland Series perform relative to its benchmark?

For the 12-month period ended April 30, 2005, the fund achieved total returns of 6.03% for Class A shares, 5.49% for Class B shares and 5.31% for Class C shares.1 The Lehman Brothers Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 6.81% for the same period.2 In addition, the fund is reported in the Lipper Maryland Municipal Debt Funds category,and the average total return for all funds reported in this category was 5.21% for the reporting period.3

Although higher interest rates and intensifying inflationary pressures caused short- and intermediate-term bonds to lose some of their value, longer-term municipal bond prices remained stable over the reporting period. The fund produced higher returns than its Lipper category average, primarily due to its light exposure to short-term bonds and strong income from its seasoned holdings.The fund under-performed its benchmark, however, primarily because the Index contains bonds from many states, not just Maryland, and does not reflect fund fees and expenses.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal income tax and Maryland state income tax without undue risk. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and Maryland income tax.The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.The fund may invest up to 30% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

The Fund

3

DISCUSSION OF FUND PERFORMANCE (continued)

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and a municipal bond’s potential volatility in different rate environments.We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

Short-term interest rates rose steadily as the Federal Reserve Board (the “Fed”) moved away from its previously accommodative monetary policy as a stronger U.S. economy, recovering labor market and rising energy prices suggested that inflationary pressures might rise. In fact, the Fed raised the overnight federal funds rate at each of seven meetings of the Federal Open Market Committee between June 2004 and April 2005, driving short-term rates from 1% to 2.75% .

Historically, fixed-income securities across the full maturity spectrum have tended to lose value when the Fed tightens monetary policy.The reporting period proved to be different, with long-term bond prices remaining virtually unchanged while shorter-term bond prices declined. Longer-term bonds appeared to benefit from the Fed’s unusual candor in signaling its intentions well ahead of actual policy changes, which removed a degree of uncertainty from the market.

Municipal bonds also benefited during the reporting period from better fiscal conditions for many issuers, including those in Maryland. Higher tax revenues in the recovering economy helped Maryland maintain a healthy credit profile, and the supply of newly issued securities remained relatively sparse.

4

In this environment, the fund continued to enjoy higher levels of income from its core, seasoned holdings than are currently available from newly issued securities. In addition, the fund benefited from refunding activity among some of its holdings as issuers took advantage of low borrowing rates to refinance existing debt.

Finally, we successfully cushioned the eroding effects of higher interest rates by maintaining relatively light positions toward the shorter end of the fund’s maturity range. Instead, we emphasized bonds in the 15- to 20-year range, where volatility proved to be relatively muted. However, some of the benefits of that focus were offset by the fund’s relatively light holdings in the 20- to 30-year range, where returns were particularly attractive.

What is the fund’s current strategy?

Just days after the end of the reporting period, the Fed implemented its eighth consecutive rate hike, raising the federal funds rate to 3%. Most analysts believe that additional increases are likely. Accordingly, we have maintained a generally cautious investment posture designed to weather potential volatility until the Fed indicates that the current tightening cycle is finished.

May 16, 2005

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Maryland residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund.
[3]	Source: Lipper Inc.

The Fund

5

FUND PERFORMANCE
† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A shares and Class B shares of Dreyfus Premier
State Municipal Bond Fund, Maryland Series on 4/30/95 to a $10,000 investment made in the Lehman Brothers
Municipal Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
Performance for Class C shares will vary from the performance of both Class A and Class B shares shown above due to differences in charges and expenses.
The fund invests primarily in Maryland municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses for Class A shares and Class B shares.The Index is not limited to investments principally in Maryland municipal obligations and does not take into account charges, fees and other expenses.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 4/30/05

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class A shares
with maximum sales charge (4.5%)		1.26%	4.80%	4.92%
without sales charge		6.03%	5.76%	5.40%
Class B shares
with applicable redemption charge †		1.49%	4.90%	5.07%
without redemption		5.49%	5.23%	5.07%
Class C shares
with applicable redemption charge ††	8/15/95	4.31%	4.96%	—	4.49%
without redemption	8/15/95	5.31%	4.96%	—	4.49%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund

7

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier State Municipal Bond Fund, Maryland Series from November 1, 2004 to April 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2005
	Class A	Class B	Class C

Expenses paid per $1,000 †	$ 4.64	$ 7.18	$ 8.42
Ending value (after expenses)	$1,013.80	$1,011.20	$1,009.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2005

	Class A	Class B	Class C

Expenses paid per $1,000 †	$ 4.66	$ 7.20	$ 8.45
Ending value (after expenses)	$1,020.18	$1,017.65	$1,016.41

† Expenses are equal to the fund’s annualized expense ratio of .93% for Class A, 1.44% for Class B and 1.69%
for Class C, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS April 30, 2005
	Principal
Long-Term Municipal Investments—97.2%	Amount ($)		Value ($)

Maryland—95.2%
Anne Arundel County:
EDR (Community College) 5%, 9/1/2017	2,255,000		2,414,654
Special Obligation:
(Arundel Mills) 5.125%, 7/1/2021	1,000,000		1,092,520
(National Business Park):
5.125%, 7/1/2021	1,000,000		1,092,520
5.125%, 7/1/2023	1,125,000		1,223,651
Baltimore, Port Facilities Revenue
(Consolidated Coal Sales Co.) 6.50%, 12/1/2010	4,090,000		4,177,158
Baltimore Board of School Commissioners
School Systems Revenue:
5%, 5/1/2016	1,500,000		1,628,640
5%, 5/1/2017	1,265,000		1,371,386
Baltimore City Housing Corp., MFHR
7.25%, 7/1/2023 (Insured; FHA) (Collateralized; FNMA)	2,810,000		2,870,274
Gaithersburg, Hospital Facilities Improvement Revenue
(Shady Grove) 6.50%, 9/1/2012 (Insured; FSA)	10,000,000		11,487,300
Howard County:
(Consolidated Public Improvement):
5%, 8/15/2015	2,600,000		2,870,738
5%, 8/15/2016	1,000,000		1,098,750
5%, 8/15/2018	1,500,000		1,633,995
5%, 8/15/2019	1,000,000		1,086,220
5.25%, 8/15/2021 (Prerefunded 2/15/2012)	835,000	[a]	934,958
COP 8.15%, 2/15/2020	605,000		875,744
(Metropolitan District):
5.25%, 8/15/2019	1,545,000		1,697,847
5.25%, 8/15/2019 (Prerefunded 2/15/2012)	155,000	[a]	173,555
Hyattsville, Special Obligation (University Town Center)
5.75%, 7/1/2034	3,000,000		3,054,960
Maryland Community Development Administration,
Department of Housing and Community Development:
5.60%, 7/1/2033	1,200,000		1,236,804
Housing Revenue 5.95%, 7/1/2023	3,040,000		3,141,506
Multi-Family Housing (Insured Mortgage)
6.70%, 5/15/2036 (Insured; FHA)	7,710,000		7,877,384
Residential:
5.50%, 9/1/2014	890,000		911,191
5.30%, 9/1/2016	5,000,000		5,190,350
5.90%, 9/1/2019	2,000,000		2,059,300
5.85%, 9/1/2021 (Insured; FHA)	7,500,000		7,842,525
5.70%, 9/1/2022	5,340,000		5,414,974
5.60%, 9/1/2028	5,000,000		5,208,200
Single Family Program 4.95%, 4/1/2015	4,605,000		4,796,844

The Fund

9

S T A T E M E N T O F I N V E S T M E N T S (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Maryland (continued)
Maryland Economic Development Corp., Revenue:
Lease:
5%, 9/15/2014	1,000,000	1,099,210
5%, 9/15/2015	2,025,000	2,205,124
5%, 9/15/2016	1,290,000	1,403,004
(Aviation Administration Facilities):
5.50%, 6/1/2016 (Insured; FSA)	3,120,000	3,434,933
5.50%, 6/1/2018 (Insured; FSA)	2,535,000	2,783,531
5.375%, 6/1/2019 (Insured; FSA)	9,530,000	10,347,388
(Montgomery County Wayne Avenue):
5.25%, 9/15/2014	5,000,000	5,576,800
5.25%, 9/15/2016	2,940,000	3,240,733
Student Housing:
(Frostburg State University) 6%, 10/1/2024	5,000,000	5,243,000
(Morgan State University) 6%, 7/1/2022	2,950,000	3,186,649
(University of Maryland College Park) 6%, 6/1/2021	1,760,000	1,906,854
(University Village at Sheppard Pratt):
5.875%, 7/1/2021 (Insured; ACA)	1,750,000	1,894,060
6%, 7/1/2033 (Insured; ACA)	1,750,000	1,894,900
Maryland Health and Higher Educational Facilities
Authority, Revenue:
(Carroll County General Hospital):
6%, 7/1/2018	500,000	543,905
6%, 7/1/2019	665,000	721,705
6%, 7/1/2020	750,000	812,280
6%, 7/1/2021	550,000	594,104
(Institute College of Art) 5.50%, 6/1/2021	335,000	354,574
(Johns Hopkins Hospital) 5%, 11/15/2019	7,600,000	8,060,560
(Loyola College Issue)
5.375%, 10/1/2026 (Insured; MBIA)	1,710,000	1,791,003
(Union Hospital of Cecil County) 6.70%, 7/1/2009	1,990,000	2,106,216
(University of Maryland Medical Systems):
5%, 7/1/2016 (Insured; AMBAC)	1,075,000	1,168,772
5%, 7/1/2017 (Insured; AMBAC)	500,000	542,480
5.75%, 7/1/2017	3,000,000	3,278,400
6%, 7/1/2022	2,000,000	2,203,260
7%, 7/1/2022 (Insured; FGIC)	4,500,000	5,967,585
5%, 7/1/2024 (Insured; AMBAC)	1,000,000	1,071,810
6%, 7/1/2032	3,000,000	3,273,990

10

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Maryland (continued)
Maryland Industrial Development Financing Authority, EDR
(Medical Waste Association) 8.75%, 11/15/2010	630,000 [b]	443,753
Maryland State and Local Loan Facilities:
5%, 8/1/2016	10,000,000	10,954,200
5%, 8/1/2017	1,200,000	1,313,616
Montgomery County:
5.25%, 10/1/2015	2,000,000	2,213,880
Consolidated Public Improvement
5%, 2/1/2019	7,650,000	8,310,883
Special Obligation (West Germantown
Development District):
5.375%, 7/1/2020 (Insured; Radian)	500,000	538,845
5.50%, 7/1/2027 (Insured; Radian)	2,975,000	3,202,379
Montgomery County Housing Opportunities
Commission, SFMR:
Zero Coupon, 7/1/2028	41,025,000	11,420,540
Zero Coupon, 7/1/2033	3,060,000	605,788
Morgan State University, Academic and Auxiliary
Facilities Fees Revenue:
5%, 7/1/2020 (Insured; FGIC)	500,000	542,625
5%, 7/1/2022 (Insured; FGIC)	1,000,000	1,080,730
Northeast Waste Disposal Authority:
RRR (Hartford County Resource Recovery Facility):
5.25%, 3/15/2013 (Insured; AMBAC)	1,400,000	1,502,844
5.25%, 3/15/2014 (Insured; AMBAC)	1,220,000	1,302,875
Solid Waste Revenue:
5.50%, 4/1/2015 (Insured; AMBAC)	7,000,000	7,669,340
5.50%, 4/1/2016 (Insured; AMBAC)	8,000,000	8,731,040
(Montgomery County Resource Recovery)
6%, 7/1/2008	2,720,000	2,903,355
Prince Georges County
(Consolidated Public Improvement)
5%, 12/1/2016	2,650,000	2,929,257
Washington Suburban Sanitary District
(General Construction):
5%, 6/1/2015	5,000,000	5,422,050
5%, 6/1/2016	1,500,000	1,626,615

The Fund

11

S T A T E M E N T O F I N V E S T M E N T S (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

U.S. Related—2.0%
Puerto Rico Commonwealth, Public Improvement
5.125%, 7/1/2030 (Insured; FSA)	1,970,000		2,094,918
Puerto Rico Electric Power Authority, Power Revenue
5.125%, 7/1/2026 (Insured; FSA)	1,500,000		1,606,500
Puerto Rico Infrastructure Financing Authority,
Special Tax Revenue 5%, 7/1/2016 (Insured; AMBAC)	1,275,000		1,342,805
Total Long-Term Municipal Investments
(cost $228,898,847)			238,929,616

Short-Term Municipal Investments—1.8%

Baltimore County, EDR, VRDN (Garrison Forest School)
3.05% (LOC; SunTrust Bank)	1,850,000	[c]	1,850,000
Maryland Economic Development Corp., VRDN:
EDR (Federation of American Societies)
3.05% (LOC; SunTrust Bank)	1,000,000	[c]	1,000,000
Revenue (U.S. Pharmacopeial)
3.12% (Insured; AMBAC)	1,500,000	[c]	1,500,000
Total Short-Term Municipal Investments
(cost $4,350,000)			4,350,000

Total Investments (cost $233,248,847)	99.0%		243,279,616
Cash and Receivables (Net)	1.0%		2,504,254
Net Assets	100.0%		245,783,870

12

Summary of Abbreviations

ACA	American Capital Access	FSA	Financial Security Assurance
AMBAC	American Municipal Bond	LOC	Letter Of Credit
	Assurance Corporation	MBIA	Municipal Bond Investors
COP	Certificate of Participation		Assurance Insurance
EDR	Economic Development Revenue		Corporation
FGIC	Financial Guaranty Insurance	MFHR	Multi-Family Housing Revenue
	Company	RRR	Resources Recovery Revenue
FHA	Federal Housing Administration	SFMR	Single Family Mortgage Revenue
FNMA	Federal National Mortgage	VRDN	Variable Rate Demand Notes
Association

Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s or	Standard & Poor’s	Value (%) †

AAA	Aaa	AAA	44.8
AA	Aa	AA	38.9
A	A	A	8.4
BBB	Baa	BBB	5.3
F1	MIG1/P1	SP1/ A1	1.2
Not Rated [d]	Not Rated[d]	Not Rated [d]	1.4
100.0

†	Based on total investments.
[a]	Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b]	Non-income producing security.
[c]	Securities payable on demand.Variable interest rate—subject to periodic change.
[d]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Fund

13

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2005

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments		233,248,847	243,279,616
Interest receivable			3,117,545
Receivable for shares of Beneficial Interest subscribed			185,517
Prepaid expenses			8,090
			246,590,768

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			180,449
Cash overdraft due to Custodian			519,792
Payable for shares of Beneficial Interest redeemed			39,088
Accrued expenses			67,569
			806,898

Net Assets ($)			245,783,870

Composition of Net Assets ($):
Paid-in capital			245,944,759
Accumulated net realized gain (loss) on investments			(10,191,658)
Accumulated net unrealized appreciation
(depreciation) on investments			10,030,769

Net Assets ($)			245,783,870

Net Asset Value Per Share
	Class A	Class B	Class C

Net Assets ($)	202,322,784	37,811,045	5,650,041
Shares Outstanding	16,372,086	3,059,099	456,913

Net Asset Value Per Share ($)	12.36	12.36	12.37

See notes to financial statements.
14

STATEMENT OF OPERATIONS
Year Ended April 30, 2005

Investment Income ($):
Interest Income	12,446,207
Expenses:
Management fee—Note 3(a)	1,417,154
Shareholder servicing costs—Note 3(c)	831,989
Distribution fees—Note 3(b)	267,231
Professional fees	35,021
Custodian fees	31,597
Registration fees	26,366
Prospectus and shareholders’ reports	18,073
Trustees’ fees and expenses—Note 3(d)	8,006
Loan commitment fees—Note 2	2,150
Miscellaneous	24,113
Total Expenses	2,661,700
Less—reduction in custody fees due to
earnings credits—Note 1(b)	(6,179)
Net Expenses	2,655,521
Investment Income—Net	9,790,686

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,400,873
Net unrealized appreciation (depreciation) on investments	3,686,497
Net Realized and Unrealized Gain (Loss) on Investments	5,087,370
Net Increase in Net Assets Resulting from Operations	14,878,056

See notes to financial statements.

The Fund

15

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,

	2005	2004

Operations ($):
Investment income—net	9,790,686	11,641,422
Net realized gain (loss) on investments	1,400,873	(10,207,784)
Net unrealized appreciation
(depreciation) on investments	3,686,497	4,335,773
Net Increase (Decrease) in Net Assets
Resulting from Operations	14,878,056	5,769,411

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(8,087,286)	(9,371,556)
Class B shares	(1,504,657)	(2,029,091)
Class C shares	(191,378)	(206,694)
Total Dividends	(9,783,321)	(11,607,341)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	15,149,538	10,511,729
Class B shares	1,381,990	4,768,341
Class C shares	547,189	1,903,240
Dividends reinvested:
Class A shares	5,164,994	5,780,749
Class B shares	882,042	1,111,206
Class C shares	89,651	102,558
Cost of shares redeemed:
Class A shares	(35,091,645)	(33,124,796)
Class B shares	(15,464,752)	(12,502,735)
Class C shares	(1,298,861)	(1,811,478)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(28,639,854)	(23,261,186)
Total Increase (Decrease) in Net Assets	(23,545,119)	(29,099,116)

Net Assets ($):
Beginning of Period	269,328,989	298,428,105
End of Period	245,783,870	269,328,989

16

		Year Ended April 30,

	2005	2004

Capital Share Transactions:
Class A [a]
Shares sold	1,233,845	852,383
Shares issued for dividends reinvested	420,261	470,567
Shares redeemed	(2,861,665)	(2,693,120)
Net Increase (Decrease) in Shares Outstanding	(1,207,559)	(1,370,170)

Class B [a]
Shares sold	112,373	385,739
Shares issued for dividends reinvested	71,785	90,451
Shares redeemed	(1,262,263)	(1,017,997)
Net Increase (Decrease) in Shares Outstanding	(1,078,105)	(541,807)

Class C
Shares sold	45,100	154,534
Shares issued for dividends reinvested	7,291	8,347
Shares redeemed	(105,628)	(147,797)
Net Increase (Decrease) in Shares Outstanding	(53,237)	15,084

[a]	During the period ended April 30, 2005, 572,057 Class B shares representing $7,018,405 were automatically converted to 572,161 Class A shares and during the period ended April 30, 2004, 266,253 Class B shares representing $3,267,448 were automatically converted to 266,320 Class A shares.
See notes to financial statements.

The Fund

17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,

Class A Shares	2005	2004	2003	2002 [a]	2001

Per Share Data ($):
Net asset value, beginning of period	12.12	12.37	11.82	11.94	11.74
Investment Operations:
Investment income—net	.48[b]	.51[b]	.55[b]	.59[b]	.62
Net realized and unrealized
gain (loss) on investments	.24	(.25)	.55	(.10)	.20
Total from Investment Operations	.72	.26	1.10	.49	.82
Distributions:
Dividends from investment income—net	(.48)	(.51)	(.55)	(.59)	(.62)
Dividends from net realized
gain on investments	—	—	(.00)[c]	(.02)	(.00)[c]
Total Distributions	(.48)	(.51)	(.55)	(.61)	(.62)
Net asset value, end of period	12.36	12.12	12.37	11.82	11.94

Total Return (%) [d]	6.03	2.12	9.49	4.19	7.14

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.93	.92	.93	.92	.91
Ratio of net expenses
to average net assets	.93	.92	.93	.92	.91
Ratio of net investment income
to average net assets	3.90	4.15	4.53	4.93	5.22
Portfolio Turnover Rate	4.33	20.40	32.27	35.83	14.74

Net Assets, end of period ($ x 1,000)	202,323	213,004	234,408	228,669	228,111

[a]	As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities.
The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.92% to 4.93%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01 per share.
[d]	Exclusive of sales charge.
See notes to financial statements.

18

		Year Ended April 30,

Class B Shares	2005	2004	2003	2002 [a]	2001

Per Share Data ($):
Net asset value, beginning of period	12.12	12.37	11.83	11.94	11.74
Investment Operations:
Investment income—net	.42[b]	.45[b]	.49[b]	.53[b]	.56
Net realized and unrealized
gain (loss) on investments	.24	(.25)	.54	(.09)	.20
Total from Investment Operations	.66	.20	1.03	.44	.76
Distributions:
Dividends from investment income—net	(.42)	(.45)	(.49)	(.53)	(.56)
Dividends from net realized
gain on investments	—	—	(.00)[c]	(.02)	(.00)[c]
Total Distributions	(.42)	(.45)	(.49)	(.55)	(.56)
Net asset value, end of period	12.36	12.12	12.37	11.83	11.94

Total Return (%) [d]	5.49	1.61	8.86	3.75	6.60

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.43	1.42	1.44	1.43	1.42
Ratio of net expenses
to average net assets	1.43	1.42	1.44	1.43	1.42
Ratio of net investment income
to average net assets	3.40	3.65	4.01	4.41	4.69
Portfolio Turnover Rate	4.33	20.40	32.27	35.83	14.74

Net Assets, end of period ($ x 1,000)	37,811	50,140	57,892	52,833	47,095

[a]	As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities.
The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.39% to 4.41%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01 per share.
[d]	Exclusive of sales charge.
See notes to financial statements.

The Fund

19

FINANCIAL HIGHLIGHTS (continued)
		Year Ended April 30,

Class C Shares	2005	2004	2003	2002 [a]	2001

Per Share Data ($):
Net asset value, beginning of period	12.12	12.38	11.83	11.94	11.75
Investment Operations:
Investment income—net	.39[b]	.41[b]	.46[b]	.50[b]	.53
Net realized and unrealized
gain (loss) on investments	.25	(.26)	.55	(.09)	.19
Total from Investment Operations	.64	.15	1.01	.41	.72
Distributions:
Dividends from investment income—net	(.39)	(.41)	(.46)	(.50)	(.53)
Dividends from net realized
gain on investments	—	—	(.00)[c]	(.02)	(.00)[c]
Total Distributions	(.39)	(.41)	(.46)	(.52)	(.53)
Net asset value, end of period	12.37	12.12	12.38	11.83	11.94

Total Return (%) [d]	5.31	1.26	8.66	3.48	6.23

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.69	1.68	1.70	1.67	1.67
Ratio of net expenses
to average net assets	1.69	1.68	1.70	1.67	1.67
Ratio of net investment income
to average net assets	3.14	3.37	3.74	4.15	4.43
Portfolio Turnover Rate	4.33	20.40	32.27	35.83	14.74

Net Assets, end of period ($ x 1,000)	5,650	6,185	6,128	4,194	3,264

[a]	As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities.
The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.13% to 4.15%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01 per share.
[d]	Exclusive of sales charge.
See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company and operates as a series company that offers eleven series including the Maryland Series (the “fund”). The fund’s investment objective is to maximize current income exempt from federal and, where applicable, state income taxes, without undue risk.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Fund

21

NOTES TO FINANCIAL STATEMENTS (continued)

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

22

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At April 30, 2005, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $52,547, undistributed ordinary income $65,821, accumulated capital losses $10,257,479 and unrealized appreciation $10,030,769.

The Fund

23

NOTES TO FINANCIAL STATEMENTS (continued)

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to April 30, 2005. If not applied, $519,666 of the carryover expires in fiscal 2010, $982,277 expires in fiscal 2011, $1,838,009 expires in fiscal 2012 and $6,917,527 expires in fiscal 2013.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2005 and April 30, 2004 were as follows: tax exempt income $9,783,321 and $11,607,341, respectively.

During the period ended April 30, 2005, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $7,365, increased accumulated net realized gain (loss) on investments by $67,175 and decreased paid-in capital by $59,810. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2005, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With
Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended April 30, 2005, the Distributor retained $9,767 from commissions earned on sales of the fund’s Class A shares and $125,740 and $1,876 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

24

(b) Under the Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2005, Class B and Class C shares were charged $221,509 and $45,722, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2005, Class A, Class B and Class C shares were charged $518,166, $110,754 and $15,241, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2005, the fund was charged $126,184 pursuant to the transfer agency agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $110,866, Rule 12b-1 distribution plan fees $19,190 and shareholder services plan fees $50,393.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund

25

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2005, amounted to $10,767,997 and $32,015,929, respectively.

At April 30, 2005, the cost of investments for federal income tax purposes was $233,248,847; accordingly, accumulated net unrealized appreciation on investments was $10,030,769, consisting of $11,286,121 gross unrealized appreciation and $1,255,352 gross unrealized depreciation.

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”) in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the “Amended Complaint”) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert

26
NOTES TO FINANCIAL STATEMENTS (continued)

that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants.With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. Defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

The Fund

27

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund, Maryland Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Maryland Series (one of the funds comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2005 by correspondence with the custodian.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Maryland Series at April 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 14, 2005

28

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2005 as “exempt-interest dividends” (not subject to regular federal income tax, and for individuals who are Maryland residents, Maryland personal income taxes).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2005 calendar year on Form 1099-DIV which will be mailed by January 31, 2006.

The Fund

29

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (61)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Azimuth Trust, an institutional asset management firm, Member of Board of Managers and
Advisory Board
No. of Portfolios for which Board Member Serves: 193
———————
Clifford L. Alexander, Jr. (71)
Board Member (1986)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
• Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation
(October 1999-September 2000)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 66
———————
Peggy C. Davis (62)
Board Member (1990)
Principal Occupation During Past 5 Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 26

30

Ernest Kafka (72)
Board Member (1986)
Principal Occupation During Past 5 Years:
• Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
• Instructor,The New York Psychoanalytic Institute (1981-present)
• Associate Clinical Professor of Psychiatry at Cornell Medical School (1987-2002)
No. of Portfolios for which Board Member Serves: 26
———————
Nathan Leventhal (62)
Board Member (1989)
Principal Occupation During Past 5 Years:
• A management consultant for various non-profit organizations (May 2004-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
• President of Lincoln Center for the Performing Arts, Inc. (March 1984-December 2000)
Other Board Memberships and Affiliations:
• Movado Group, Inc., Director
No. of Portfolios for which Board Member Serves: 26
———————
Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o
The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board
Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Saul B. Klaman, Emeritus Board Member

The Fund 31

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since
March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 59 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice
President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 51 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since
March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, Secretary since
March 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since July 1980.

JANETTE E. FARRAGHER, Assistant
Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 12 investment companies (comprised of 23 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since February 1984.

MICHAEL A. ROSENBERG, Assistant
Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 88 investment companies (comprised of 193 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, Assistant
Treasurer since March 2000.

Senior Accounting Manager – Municipal Bond Funds of the Manager, and an officer of 24 investment companies (comprised of 55 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since August 1981.

KENNETH J. SANDGREN, Assistant
Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1993.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprising 200 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 47 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 88 investment companies (comprised of 197 portfolios) managed by the Manager. He is 34 years old and has been an employee of the Distributor since October 1998.

The Fund

33

For	More	Information

Dreyfus Premier State
Municipal Bond Fund,
Maryland Series
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2004, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2005 Dreyfus Service Corporation

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
15	Statement of Financial Futures
16	Statement of Assets and Liabilities
17	Statement of Operations
18	Statement of Changes in Net Assets
20	Financial Highlights
24	Notes to Financial Statements
33	Report of Independent Registered
Public Accounting Firm
34	Important Tax Information
35	Board Members Information
37	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus Premier State
Municipal Bond Fund,
Massachusetts Series

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund, Massachusetts Series, covering the 12-month period from May 1, 2004, through April 30, 2005. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, James Welch.

The reporting period produced mixed results for most fixed-income securities. Although the Federal Reserve Board began to raise short-term interest rates in June 2004, longer-term bonds have remained remarkably resilient through 2004. Nonetheless, the first four months of 2005 saw heightened market volatility as higher interest rates and renewed inflationary pressures took their toll.These factors led to price erosion later in the reporting period among most municipal bonds, especially those with intermediate-term maturities.

Nonetheless, municipal bonds generally have held up well compared to previous periods of rising short-term interest rates, due in part to continued strong investor demand and a more moderate supply of newly issued securities. In our view, the tax-exempt bond market’s relative strength represents yet another example of how a long-term investment perspective and a steady asset allocation strategy can benefit investors.As always, we encourage you to talk regularly with your financial advisor about the investment strategies that may be appropriate for you.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

James Welch, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Massachusetts Series perform relative to its benchmark?

For the 12-month period ended April 30, 2005, the fund achieved total returns of 7.54% for Class A shares, 6.89% for Class B shares and 6.74% for Class C shares, and from its inception on October 20, 2004, through April 30, 2004, the fund’s Class Z shares achieved a total return of 2.23% .1 The Lehman Brothers Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 6.81% for the same period.2 In addition, the fund is reported in the Lipper Massachusetts Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 6.13% .3

On October 20, 2004, the fund began to offer Class Z shares generally only to shareholders of Dreyfus Massachusetts Tax Exempt Bond Fund, Inc. — which transferred all of its assets into the fund and then ceased operations.

Despite rising interest rates and inflationary pressures, longer-term municipal bonds fared relatively well over the reporting period. The fund’s returns were generally higher than its benchmark and Lipper category average, due to our emphasis on high-quality securities, which helped us manage risk, and a reduction in the fund’s average duration, which helped cushion the eroding effects of rising interest rates.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal income tax and Massachusetts state income tax without undue risk.To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and from Massachusetts state income tax.The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.The fund may invest up to 30% of its assets in municipal bonds rated below investment grade or the unrated

The Fund

3

D I S C U S S I O N O F F U N D P E R F O R M A N C E (continued)

equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and a municipal bond’s potential volatility in different rate environments.We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environments.We may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

The reporting period began and ended with heightened volatility. In the spring of 2004, strengthening labor markets and rising commodity prices rekindled investors’ inflation concerns. In response, in late June 2004 the Federal Reserve Board (the “Fed”) implemented its first increase in the overnight federal funds rate in approximately four years. Six additional rate hikes followed, and by the end of April 2005 the federal funds rate had climbed from 1% to 2.75% .

However,unlike previous moves toward higher interest rates,longer-term bond yields declined over the second half of 2004 as investors apparently believed that the moderate pace of economic recovery was not strong enough to ignite an acceleration of inflation. That attitude seemed to change in 2005, when the Fed noted a return of pricing power for many businesses and volatility returned to the municipal bond market.

The fund’s performance also was positively influenced by higher tax revenues for Massachusetts in the recovering economy, which relieved

4

much of the fiscal pressure the state had experienced during the downturn. In fact, the state ended its most recent fiscal year with a budget surplus that approached record levels, and one of the major bond rating agencies recently upgraded Massachusetts’ credit rating.

As interest rates rose, we attempted to adopt a more defensive posture by reducing the fund’s average duration toward a range that was closer to industry averages.We also attempted to upgrade the fund’s credit quality whenever possible, which made sense in an environment characterized by unusually narrow yield differences among bonds with different credit ratings.When purchasing new securities, we tended to favor state obligations over local ones as the state’s credit profile improved.In addition,we focused primarily on income-oriented, premium-priced, callable bonds that historically have tended to hold up well during market declines.

What is the fund’s current strategy?

Just days after the reporting period ended, the Fed raised short-term interest rates for the eighth consecutive time, and additional increases are expected. Accordingly, we have maintained the fund’s relatively defensive investment posture, including a focus on premium bonds and an emphasis on credit quality.

May 16, 2005
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Massachusetts residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figure provided for Class Z shares reflects the absorption of expenses by The
Dreyfus Corporation pursuant to an agreement in effect until at least April 30, 2006. Had these expenses not been absorbed, the return would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund.
[3]	Source: Lipper Inc.

The Fund 5

FUND PERFORMANCE
† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A shares and Class B shares of Dreyfus Premier
State Municipal Bond Fund, Massachusetts Series on 4/30/95 to a $10,000 investment made in the Lehman
Brothers Municipal Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
Performance for Class C and Class Z shares will vary from the performance of both Class A and Class B shares shown above due to differences in charges and expenses.
The fund invests primarily in Massachusetts municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses for Class A shares and Class B shares.The Index is not limited to investments principally in Massachusetts municipal obligations and does not take into account charges, fees and other expenses.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Actual Aggregate Total Returns as of 4/30/05

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class Z shares	10/20/04	—	—	—	2.23%

Average Annual Total Returns as of 4/30/05

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class A shares
with maximum sales charge (4.5%)		2.71%	5.92%	5.36%
without sales charge		7.54%	6.89%	5.84%
Class B shares
with applicable redemption charge †		2.89%	6.03%	5.52%
without redemption		6.89%	6.34%	5.52%
Class C shares
with applicable redemption charge ††	8/15/95	5.74%	6.04%	—	4.97%
without redemption	8/15/95	6.74%	6.04%	—	4.97%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund

7

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier State Municipal Bond Fund, Massachusetts Series from November 1, 2004 to April 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2005
	Class A	Class B	Class C	Class Z

Expenses paid per $1,000 †	$ 4.66	$ 7.21	$ 8.35	$ 3.81
Ending value (after expenses)	$1,021.00	$1,018.40	$1,017.30	$1,021.90

C O M P A R I N G Y O U R	F U N D ’ S E X P E N S E S
W I T H T H O S E O F	O T H E R F U N D S ( U n a u d i t e d )

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2005

	Class A	Class B	Class C	Class Z

Expenses paid per $1,000 †	$ 4.66	$ 7.20	$ 8.35	$ 3.81
Ending value (after expenses)	$1,020.18	$1,017.65	$1,016.51	$1,021.03

† Expenses are equal to the fund’s annualized expense ratio of .93% for Class A, 1.44% for Class B, 1.67% for
Class C and .76% for Class Z; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
A p r i l 3 0 , 2 0 0 5

	Principal
Long-Term Municipal Investments—98.0%	Amount ($)		Value ($)

Massachusetts—92.3%
Bellingham:
5%, 3/1/2017 (Insured; AMBAC)	1,945,000		2,109,254
5%, 3/1/2018 (Insured; AMBAC)	2,040,000		2,210,033
5%, 3/1/2019 (Insured; AMBAC)	2,140,000		2,318,369
5%, 3/1/2020 (Insured; AMBAC)	2,245,000		2,394,046
Boston 5.75%, 2/1/2020 (Prerefunded 2/1/2010)	3,945,000	[a]	4,413,350
Boston Industrial Development Financing Authority,
Sewer Facility Revenue
(Harbor Electric Energy Co. Project)
7.375%, 5/15/2015	2,140,000		2,147,062
Brookline 5.25%, 4/1/2020	3,860,000		4,184,510
Greater Lawrence Sanitation District
5.75%, 6/15/2014 (Insured; MBIA)	1,425,000		1,603,253
Holliston 5.25%, 4/1/2020 (Insured; MBIA)	1,655,000		1,805,704
Hopkinton:
5%, 9/1/2017	1,735,000		1,868,543
5%, 9/1/2018	1,735,000		1,866,201
5%, 9/1/2019	1,735,000		1,866,201
5%, 9/1/2020	1,735,000		1,847,723
Marblehead:
5%, 8/15/2023	1,835,000		1,968,056
5%, 8/15/2024	1,925,000		2,058,441
Massachusetts, Consolidated Loan:
5%, 3/1/2016	3,000,000		3,266,070
5.375%, 8/1/2021 (Insured; MBIA)
(Prerefunded 8/1/2012)	1,000,000	[a]	1,119,310
5.125%, 3/1/2022 (Insured; FSA)
(Prerefunded 3/1/2012)	3,000,000	[a]	3,301,350
5.375%, 8/1/2022 (Insured; MBIA)
(Prerefunded 8/1/2012)	30,000	[a]	33,579
5%, 3/1/2025	1,000,000		1,059,160
Massachusetts Bay Transportation Authority:
Assessment Revenue:
5.25%, 7/1/2030 (Prerefunded 7/1/2010)	5,255,000	[a]	5,789,539
5.25%, 7/1/2030	1,495,000		1,598,738
5%, 7/1/2034	2,000,000		2,101,200
(General Transportation Systems):
6.20%, 3/1/2016	2,055,000		2,440,580
7%, 3/1/2021	1,000,000		1,275,650
Sales Tax Revenue
5%, 7/1/2022 (Prerefunded 7/1/2012)	1,000,000	[a]	1,103,370

The Fund

9

S T A T E M E N T O F I N V E S T M E N T S (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Massachusetts (continued)
Massachusetts College Building Authority,
Project Revenue:
5.25%, 5/1/2020 (Insured; XLCA)	2,815,000		3,038,398
Zero Coupon, 5/1/2026 (Insured; MBIA)	5,385,000		2,000,528
Massachusetts Development Finance Agency, Revenue:
(Assumption College)
6%, 3/1/2030 (Insured; AGIC)	1,905,000		2,106,206
(College of Pharmacy)
6.75%, 7/1/2030 (Prerefunded 1/1/2010)	2,000,000	[a]	2,337,700
(Landmark School) 5.25%, 6/1/2029	1,100,000		1,131,691
(Massachusetts College of Pharmacy)
6.375%, 7/1/2023	1,000,000		1,115,730
(Mount Holyoke College) 5.25%, 7/1/2031	5,000,000		5,283,950
(Neville Communities):
5.75%, 6/20/2022 (Collateralized; GNMA)	600,000		676,518
6%, 6/20/2044 (Collateralized; GNMA)	1,500,000		1,669,200
Resource Recovery (Ogden Haverhill Project)
5.50%, 12/1/2019	1,200,000		1,227,060
Massachusetts Educational Financing Authority,
Education Loan Revenue
5.85%, 7/1/2014 (Insured; AMBAC)	550,000		554,103
Massachusetts Health and Educational
Facilities Authority, Revenue:
(Community College Program)
5.25%, 10/1/2026 (Insured; AMBAC)	2,845,000		3,045,345
(Daughters of Charity)
6.10%, 7/1/2014 (Prerefunded 7/1/2006)	1,100,000	[a]	1,117,831
(Harvard University):
5%, 7/15/2022	2,945,000		3,141,049
6%, 7/1/2035 (Prerefunded 7/1/2010)	2,500,000	[a]	2,867,150
(Healthcare Systems ——Covenant Health)
6%, 7/1/2022	5,100,000		5,499,330
(Massachusetts Institute of Technology):
5%, 7/1/2023	1,905,000		2,137,410
5.50%, 7/1/2032	2,160,000		2,593,706
(Medical Academic and Scientific)
6.625%, 1/1/2015	2,500,000		2,609,150
(Milford-Whitinsville Hospital)
6.50%, 7/15/2023	2,250,000		2,432,993
(New England Medical Center Hospital)
5.375%, 5/15/2017 (Insured; FGIC)	1,950,000		2,130,044
(Newton—Wellesley Hospital)
5.875%, 7/1/2015 (Insured; MBIA)	2,000,000		2,049,360

10

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Massachusetts (continued)
Massachusetts Health and Educational
Facilities Authority, Revenue (continued):
(Partners Healthcare System):
6%, 7/1/2016	1,520,000		1,707,264
6%, 7/1/2017	1,145,000		1,288,079
5%, 7/1/2020	1,200,000		1,269,156
5.75%, 7/1/2032	1,350,000		1,477,710
(Schepens Eye Research) 6.50%, 7/1/2028	2,135,000		2,387,720
(Simmons College) 5%, 10/1/2023 (Insured; FGIC)	1,000,000		1,071,390
(Springfield College)
5.125%, 10/15/2023 (Insured; AGIC)	1,100,000		1,170,796
(Tufts University):
5.50%, 8/15/2017	1,700,000		1,968,056
5.50%, 8/15/2018	1,625,000		1,888,039
5.25%, 2/15/2030	2,000,000		2,105,620
(Wheaton College):
5%, 7/1/2016	1,255,000		1,355,500
5%, 7/1/2018	1,375,000		1,470,906
5%, 7/1/2019	1,165,000		1,242,589
Massachusetts Housing Finance Agency:
Housing:
5%, 12/1/2026	1,250,000		1,276,038
5%, 6/1/2030	1,000,000		1,012,340
Housing Development
5.40%, 6/1/2020 (Insured; MBIA)	345,000		355,895
Housing Projects:
6.30%, 10/1/2013 (Insured; AMBAC)	20,000		20,031
6.375%, 4/1/2021	30,000		30,041
Housing Revenue:
5%, 12/1/2024	1,620,000		1,647,751
5.25%, 12/1/2033	2,000,000		2,064,400
Housing Revenue Rental Mortgage:
6.50%, 7/1/2025 (Insured; AMBAC)	1,245,000		1,272,639
6.45%, 1/1/2036 (Insured; AMBAC)	2,135,000		2,182,098
6%, 7/1/2037 (Insured; AMBAC)	4,900,000		5,028,527
Massachusetts Industrial Finance Agency, Revenue:
Health Care Facility
(Metro Health Foundation, Inc. Project)
6.75%, 12/1/2027	1,000,000		974,960
(Phillips Academy)
5.375%, 9/1/2023 (Prerefunded 9/1/2008)	1,500,000	[a]	1,642,095
Resource Recovery (Ogden Haverhill Project)
5.60%, 12/1/2019	2,000,000		2,052,780

The Fund

11

S T A T E M E N T O F I N V E S T M E N T S (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Massachusetts (continued)
Massachusetts Industrial Finance Agency,
Revenue (continued):
Water Treatment (American Hingham)
6.95%, 12/1/2035	2,790,000		2,952,071
Massachusetts Water Pollution Abatement Trust:
5.625%, 2/1/2017 (Prerefunded 2/1/2007)	4,870,000	[a]	5,147,493
(Pool Program):
5%, 8/1/2016 (Prerefunded 8/1/2012)	980,000	[a]	1,078,167
5%, 8/1/2016	20,000		21,554
5.375%, 8/1/2027	3,065,000		3,297,756
5.375%, 8/1/2027 (Prerefunded 8/1/2009)	1,710,000	[a]	1,879,974
Massachusetts Water Resources Authority:
5.20%, 8/1/2022 (Insured; MBIA)
(Prerefunded 8/1/2011)	1,000,000	[a]	1,112,000
5.25%, 8/1/2026 (Insured; MBIA)	2,000,000		2,201,460
5%, 8/1/2029 (Insured; MBIA)	2,000,000		2,128,620
5.75%, 8/1/2030 (Insured; FGIC)
(Prerefunded 8/1/2010)	1,000,000	[a]	1,131,800
Medford 5%, 3/15/2019 (Insured; AMBAC)	1,155,000		1,251,662
Narragansett Regional School District
6.50%, 6/1/2016 (Insured; AMBAC)	1,205,000		1,392,908
New England Educational Loan Marketing Corporation,
Student Loan Revenue 6.90%, 11/1/2009	1,000,000		1,068,870
Northampton (School Project Loan Act of 1948)
5.75%, 5/15/2016 (Insured; MBIA)
(Prerefunded 5/15/2006)	1,520,000	[a]	1,596,973
Norwell 5%, 2/15/2020 (Insured; AMBAC)	1,000,000		1,093,490
Pittsfield 5.125%, 4/15/2022 (Insured; MBIA)	1,500,000		1,634,010
Route 3 North Transportation Improvement
Association, LR 5.75%, 6/15/2018
(Insured; MBIA) (Prerefunded 6/15/2010)	1,000,000	[a]	1,124,910
Sandwich:
5%, 7/15/2018 (Insured; MBIA)	1,575,000		1,736,611
5%, 7/15/2020 (Insured; MBIA)	1,295,000		1,419,825
Triton Regional School District:
5.25%, 4/1/2019 (Insured; FGIC)	1,420,000		1,566,203
5.25%, 4/1/2020 (Insured; FGIC)	1,420,000		1,545,897

12

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Massachusetts (continued)
University of Massachusetts Building Authority,
Project Revenue
5.25%, 11/1/2015 (Insured; AMBAC)	2,000,000	2,229,080
Westfield 6.50%, 5/1/2017(Insured; FGIC)
(Prerefunded 5/1/2010)	1,750,000 [a]	2,041,480
Woods Hole Marthas Vineyard and Nantucket
Steamship Bonds 5%, 3/1/2019	4,070,000	4,420,590
U.S. Related—5.7%
Commonwealth of Puerto Rico,
Public Improvement 5.25%, 7/1/2017	1,460,000	1,660,881
Puerto Rico Electric Power Authority, Power
Revenue 5.125%, 7/1/2026	1,000,000	1,071,000
Puerto Rico Highway and Transportation Authority,
Transportation Revenue:
5.75%, 7/1/2019 (Insured; CIFG)	2,000,000	2,291,320
5.75%, 7/1/2020 (Insured; CIFG)	2,000,000	2,291,320
5.50%, 7/1/2023	1,000,000	1,102,050
Puerto Rico Public Buildings Authority,
Guaranteed Government Facilities Revenue:
6.25%, 7/1/2015 (Insured; AMBAC)	1,100,000	1,341,670
5.75%, 7/1/2022	1,900,000	2,240,917
Total Long-Term Investments
(cost $192,723,278)		205,548,726

Short-Term Municipal Investments—.5%

Massachusetts
Massachusetts, VRDN (Central Artery)
3.03% (cost $1,000,000)	1,000,000 [b]	1,000,000

Total Investments (cost $193,723,278)	98.5%	206,548,726
Cash and Receivables (Net)	1.5%	3,126,708
Net Assets	100.0%	209,675,434

The Fund

13

S T A T E M E N T O F I N V E S T M E N T S (continued)

Summary of Abbreviations

AGIC	Asset Guaranty Insurance	GNMA	Government National Mortgage
	Company		Association
AMBAC	American Municipal Bond	LR	Lease Revenue
	Assurance Corporation	MBIA	Municipal Bond Investors Assurance
CIFG	CDC Ixix Financial Guaranty		Insurance Corporation
FGIC	Financial Guaranty Insurance	VRDN	Variable Rate Demand Notes
	Company	XLCA	XL Capital Assurance
FSA	Financial Security Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s or	Standard & Poor’s Value (%) †

AAA	AAA	AAA	57.7
AA	Aa	AA	27.4
A	A	A	10.6
BBB	Baa	BBB	3.3
F1	MIG1/ P1	SP1/ A1	.5
Not Rated [c]	Not Rated [c]	Not Rated [c]	.5
			100.0

† Based on total investments.

[a]	Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b]	Securities payable on demand.Variable interest rate—subject to periodic change.
[c]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

14

STATEMENT OF FINANCIAL FUTURES
A p r i l 3 0 , 2 0 0 5

		Market Value		Unrealized
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 4/30/2005 ($)

Financial Futures Sold Short
U.S Treasury 10 Year Notes	25	2,785,547	June 2005	(53,591)

See notes to financial statements.

The Fund

15

STATEMENT OF ASSETS AND LIABILITIES
A p r i l 3 0 , 2 0 0 5

			Cost	Value

Assets ($):
Investments in securities—See Statement of Investments			193,723,278	206,548,726
Cash				587,809
Cash on Initial Margin—Note 4				18,750
Interest receivable				2,908,104
Receivable for shares of Beneficial Interest subscribed				22,604
Receivable for futures variation margin—Note 4(a)				6,250
Prepaid expenses				13,385
				210,105,628

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				93,702
Payable for shares of Beneficial Interest redeemed				266,881
Accrued expenses				69,611
				430,194

Net Assets ($)				209,675,434

Composition of Net Assets ($):
Paid-in capital				196,633,176
Accumulated net realized gain (loss) on investments				270,401
Accumulated net unrealized appreciation (depreciation)
on investments [including ($53,591) net unrealized
(depreciation) on financial futures]				12,771,857

Net Assets ($)				209,675,434

Net Asset Value Per Share
	Class A	Class B	Class C	Class Z

Net Assets ($)	51,884,152	6,239,399	4,213,632	147,338,251
Shares Outstanding	4,370,381	526,138	354,662	12,412,035

Net Asset Value Per Share ($)	11.87	11.86	11.88	11.87

See notes to financial statements.
16

STATEMENT OF OPERATIONS
Ye a r E n d e d A p r i l 3 0 , 2 0 0 5

Investment Income ($):
Interest Income	6,761,919
Expenses:
Management fee—Note 3(a)	763,912
Shareholder servicing costs—Note 3(c)	298,521
Distribution fees—Note 3(b)	61,160
Registration fees	39,321
Custodian fees	27,124
Professional fees	25,231
Prospectus and shareholders’ reports	12,906
Trustees’ fees and expenses—Note 3(d)	5,004
Loan commitment fees—Note 2	822
Miscellaneous	24,003
Total Expenses	1,258,004
Less—reduction in expenses
due to undertaking—Note 3(a)	(7,429)
Less—reduction in custody fees due to
earnings credits—Note 1(b)	(5,588)
Net Expenses	1,244,987
Investment Income-Net	5,516,932

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	539,565
Net unrealized appreciation (depreciation) on investments
[including ($53,591) net unrealized (depreciation) on financial futures]	1,495,076
Net Realized and Unrealized Gain (Loss) on Investments	2,034,641
Net Increase in Net Assets Resulting from Operations	7,551,573

See notes to financial statements.

The Fund

17

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,

	2005	2004

Operations ($):
Investment income—net	5,516,932	2,498,013
Net realized gain (loss) on investments	539,565	427,829
Net unrealized appreciation
(depreciation) on investments	1,495,076	(1,651,335)
Net Increase (Decrease) in Net Assets
Resulting from Operations	7,551,573	1,274,507

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(2,010,462)	(2,120,690)
Class B shares	(224,320)	(250,624)
Class C shares	(120,989)	(118,918)
Class Z shares	(3,139,198)	—
Net realized gain on investments:
Class A shares	(83,683)	(407,008)
Class B shares	(10,821)	(57,030)
Class C shares	(6,855)	(31,670)
Class Z shares	(239,592)	—
Total Dividends	(5,835,920)	(2,985,940)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	5,067,753	4,688,263
Class B shares	501,762	1,844,610
Class C shares	1,876,976	2,666,492
Class Z shares	3,310,156	—
Net assets received in connection
with reorganization—Note 1	150,399,659	—
Dividends reinvested:
Class A shares	1,317,806	1,622,446
Class B shares	130,227	164,876
Class C shares	79,336	86,712
Class Z shares	2,503,897	—
Cost of shares redeemed:
Class A shares	(6,702,360)	(11,104,436)
Class B shares	(1,581,552)	(1,773,422)
Class C shares	(1,523,104)	(1,492,249)
Class Z shares	(8,714,923)	—
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	146,665,633	(3,296,708)
Total Increase (Decrease) in Net Assets	148,381,286	(5,008,141)

Net Assets ($):
Beginning of Period	61,294,148	66,302,289
End of Period	209,675,434	61,294,148
18

		Year Ended April 30,

	2005	2004

Capital Share Transactions:
Class A [a]
Shares sold	432,376	398,415
Shares issued for dividends reinvested	112,320	138,270
Shares redeemed	(574,624)	(950,587)
Net Increase (Decrease) in Shares Outstanding	(29,928)	(413,902)

Class B [a]
Shares sold	42,890	156,667
Shares issued for dividends reinvested	11,111	14,069
Shares redeemed	(135,865)	(151,390)
Net Increase (Decrease) in Shares Outstanding	(81,864)	19,346

Class C
Shares sold	158,476	224,096
Shares issued for dividends reinvested	6,754	7,394
Shares redeemed	(130,171)	(126,206)
Net Increase (Decrease) in Shares Outstanding	35,059	105,284

Class Z
Shares sold	277,772	—
Shares issued in connection
with reorganization—Note 1	12,659,904	—
Shares issued for dividends reinvested	211,941	—
Shares redeemed	(737,582)	—
Net Increase (Decrease) in Shares Outstanding	12,412,035	—

[a] During the period ended April 30, 2005, 48,731 Class B shares representing $570,850, were automatically converted to 48,677 Class A shares and during the period ended April 30, 2004, 30,500 Class B shares representing $360,298 were automatically converted to 30,484 Class A shares.
See notes to financial statements.

The Fund

19

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,

Class A Shares	2005	2004	2003	2002 [a]	2001

Per Share Data ($):
Net asset value, beginning of period	11.50	11.80	11.30	11.14	10.69
Investment Operations:
Investment income—net	.46[b]	.46[b]	.50[b]	.53[b]	.56
Net realized and unrealized gain
(loss) on investments	.39	(.21)	.50	.16	.45
Total from Investment Operations	.85	.25	1.00	.69	1.01
Distributions:
Dividends from investment income—net	(.46)	(.46)	(.50)	(.53)	(.56)
Dividends from net realized gain
on investments	(.02)	(.09)	—	—	—
Total Distributions	(.48)	(.55)	(.50)	(.53)	(.56)
Net asset value, end of period	11.87	11.50	11.80	11.30	11.14

Total Return (%) [c]	7.54	2.15	9.04	6.25	9.63

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.97	.99	.98	.97	.96
Ratio of net expenses
to average net assets	.97	.99	.98	.97	.96
Ratio of net investment income
to average net assets	3.96	3.94	4.35	4.66	5.09
Portfolio Turnover Rate	43.92	46.61	70.83	58.32	51.41

Net Assets, end of period ($ x 1,000)	51,884	50,624	56,826	51,756	51,557

[a]	As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities.
The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.64% to 4.66%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
See notes to financial statements.

20

		Year Ended April 30,

Class B Shares	2005	2004	2003	2002 [a]	2001

Per Share Data ($):
Net asset value, beginning of period	11.50	11.80	11.29	11.14	10.68
Investment Operations:
Investment income—net	.40[b]	.40[b]	.44[b]	.46[b]	.50
Net realized and unrealized gain
(loss) on investments	.38	(.21)	.51	.16	.46
Total from Investment Operations	.78	.19	.95	.62	.96
Distributions:
Dividends from investment income—net	(.40)	(.40)	(.44)	(.47)	(.50)
Dividends from net realized gain
on investments	(.02)	(.09)	—	—	—
Total Distributions	(.42)	(.49)	(.44)	(.47)	(.50)
Net asset value, end of period	11.86	11.50	11.80	11.29	11.14

Total Return (%) [c]	6.89	1.62	8.58	5.61	9.18

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.49	1.51	1.48	1.48	1.48
Ratio of net expenses
to average net assets	1.49	1.51	1.48	1.48	1.48
Ratio of net investment income
to average net assets	3.44	3.41	3.80	4.13	4.57
Portfolio Turnover Rate	43.92	46.61	70.83	58.32	51.41

Net Assets, end of period ($ x 1,000)	6,239	6,990	6,944	4,611	4,566

[a]	As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities.
The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.12% to 4.13%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
See notes to financial statements.

The Fund

21

F I N A N C I A L H I G H L I G H T S ( c o n t i n u e d )
		Year Ended April 30,

Class C Shares	2005	2004	2003	2002 [a]	2001

Per Share Data ($):
Net asset value, beginning of period	11.51	11.82	11.31	11.15	10.70
Investment Operations:
Investment income—net	.37[b]	.38[b]	.41[b]	.42[b]	.46
Net realized and unrealized gain
(loss) on investments	.39	(.23)	.52	.17	.45
Total from Investment Operations	.76	.15	.93	.59	.91
Distributions:
Dividends from investment income—net	(.37)	(.37)	(.42)	(.43)	(.46)
Dividends from net realized gain
on investments	(.02)	(.09)	—	—	—
Total Distributions	(.39)	(.46)	(.42)	(.43)	(.46)
Net asset value, end of period	11.88	11.51	11.82	11.31	11.15

Total Return (%) [c]	6.74	1.29	8.31	5.39	8.65

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.72	1.74	1.71	1.72	1.79
Ratio of net expenses
to average net assets	1.71	1.74	1.71	1.72	1.79
Ratio of net investment income
to average net assets	3.20	3.15	3.50	3.81	4.18
Portfolio Turnover Rate	43.92	46.61	70.83	58.32	51.41

Net Assets, end of period ($ x 1,000)	4,214	3,680	2,532	725	373

[a]	As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities.
The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 3.79% to 3.81%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
See notes to financial statements.

22

Year Ended
Class Z Shares	April 30, 2005 [a]

Per Share Data ($):
Net asset value, beginning of period	11.88
Investment Operations:
Investment income—net [b]	.25
Net realized and unrealized gain
(loss) on investments	.01
Total from Investment Operations	.26
Distributions:
Dividends from investment income—net	(.25)
Dividends from net realized gain on investments	(.02)
Total Distributions	(.27)
Net asset value, end of period	11.87

Total Return (%)	2.23[c]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.77[d]
Ratio of net expenses to average net assets	.76[d]
Ratio of net investment income
to average net assets	4.07[d]
Portfolio Turnover Rate	43.92

Net Assets, end of period ($ x 1,000)	147,338

[a]	From October 21, 2004 (commencement of initial offering) to April 30, 2005.
[b] Based on average shares outstanding at each month end.
[c] Not annualized.
[d] Annualized.
See notes to financial statements.

The Fund

23

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company, and operates as a series company that offers eleven series including the Massachusetts Series (the “fund”).The fund’s investment objective is to maximize current income exempt from federal and, where applicable, state income taxes, without undue risk.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On April 6, 2004, the fund’s Board of Trustees approved the addition of Class Z shares, which became effective on October 20, 2004.

As of the close of business on October 20, 2004, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s Board of Trustees, all of the assets, subject to the liabilities, of Dreyfus Massachusetts Tax Exempt Bond Fund were transferred to the fund. Shareholders of Dreyfus Massachusetts Tax Exempt Bond Fund received Class Z shares of the fund, in an amount equal to the aggregate net asset value of their investment in Dreyfus Massachusetts Tax Exempt Bond Fund at the time of the exchange.The net asset value of the fund’s Class Z shares at the close of business on October 20, 2004, after the reorganization, was $11.88 per share and a total of 12,659,904 Class Z shares representing net assets of $150,399,659 (including $9,309,082 net unrealized appreciation on investments) were issued to Dreyfus Massachusetts Tax Exempt Bond Fund’s shareholders, in the exchange.The exchange was a tax-free event to shareholders.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A,

24

Class B, Class C and Class Z. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class Z shares are sold at net asset value per share generally only to shareholders who received Class Z shares in exchange for their shares of Dreyfus Massachusetts Tax Exempt Bond Fund as a result of the reorganization of such fund. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid

The Fund

25

N O T E S T O F I N A N C I A L S TAT E M E N T S (continued)

prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

26

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At April 30, 2005, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $38,333, undistributed ordinary income $206,975, undistributed capital gains $9,836 and unrealized appreciation $12,855,155.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2005 and April 30, 2004, were as follows: tax exempt income $5,494,969 and $2,490,232, ordinary income $72,793 and $119,267, and long-term capital gains $268,158 and $376,441, respectively.

During the period ended April 30, 2005, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment

The Fund

27

N O T E S T O F I N A N C I A L S TAT E M E N T S (continued)

income-net by $21,963 and increased paid-in capital by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2005, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund’s average daily net assets and is payable monthly. The Manager has contractually agreed to waive receipt of its fees and/or assume the fund’s expenses, until at least April 30, 2006, so that, the total annual operating expenses of the fund’s Class Z shares (exclusive of taxes, brokerage commissions, interest, commitment fees on borrowings and extraordinary expenses) do not exceed .78 of 1%. The reduction in expenses, pursuant to the undertaking, amounted to $7,429, during the period ended April 30, 2005.

During the period ended April 30, 2005, the Distributor retained $4,579 from commissions earned on sales of the fund’s Class A shares and $12,041 and $414 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the

28

Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2005, Class B and Class C shares were charged $32,748 and $28,412, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of their shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2005, Class A, Class B and Class C shares were charged $127,410, $16,374, and $9,471, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of Class Z shares’ average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended April 30, 2005, Class Z shares were charged $60,390 pursuant to the Shareholders Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing per-

The Fund

29

N O T E S T O F I N A N C I A L S TAT E M E N T S (continued)

sonnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2005, the fund was charged $61,571 pursuant to the transfer agency agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $90,794 and Rule 12b-1 distribution plan fees $5,148, which are offset against an expense reimbursement currently in effect in the amount of $2,240.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A .10% redemption fee is charged and retained by the fund on certain Class Z shares redeemed within thirty days of their issuance.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended April 30, 2005, amounted to $60,266,497 and $62,716,511, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market.The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in the market value of the contract at the close of each day’s trading.Typically, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at April 30, 2005 are set forth in the Statement of Financial Futures.

30

At April 30, 2005, the cost of investments for federal income tax purposes was $193,693,571; accordingly, accumulated net unrealized appreciation on investments was $12,855,155, consisting of $12,893,893 gross unrealized appreciation and $38,738 gross unrealized depreciation.

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”) in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the “Amended Complaint”) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution

The Fund

31

N O T E S T O F I N A N C I A L S TAT E M E N T S (continued)

of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants.With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. Defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

32

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund,
Massachusetts Series

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Premier State Municipal Bond Fund, Massachusetts Series (one of the funds comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2005 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Massachusetts Series at April 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York June 14, 2005

The Fund

33

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby makes the following designations regarding its fiscal year ended April 30, 2005:

—all the dividends paid from investment income-net are “exempt-interest dividends” (not generally subject to regular federal and, for individuals who are Massachusetts residents, Massachusetts personal income taxes), and

—the fund hereby designates $.0151 per share as a long-term capital gain distribution of the $.0192 per share paid on December 9, 2004.

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2005 calendar year on Form 1099-DIV which will be mailed by January 31, 2006.

34

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (61)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Azimuth Trust, an institutional asset management firm, Member of Board of Managers and
Advisory Board
No. of Portfolios for which Board Member Serves: 193
———————
Clifford L. Alexander, Jr. (71)
Board Member (1986)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
• Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation
(October 1999-September 2000)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 66
———————
Peggy C. Davis (62)
Board Member (1990)
Principal Occupation During Past 5 Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 26

The Fund	35

B O A R D M E M B E R S I N F O R M AT I O N ( U n a u d i t e d ) (continued)

Ernest Kafka (72)
Board Member (1986)
Principal Occupation During Past 5 Years:
• Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
• Instructor,The New York Psychoanalytic Institute (1981-present)
• Associate Clinical Professor of Psychiatry at Cornell Medical School (1987-2002)
No. of Portfolios for which Board Member Serves: 26
———————
Nathan Leventhal (62)
Board Member (1989)
Principal Occupation During Past 5 Years:
• A management consultant for various non-profit organizations (May 2004-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
• President of Lincoln Center for the Performing Arts, Inc. (March 1984-December 2000)
Other Board Memberships and Affiliations:
• Movado Group, Inc., Director
No. of Portfolios for which Board Member Serves: 26
———————
Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o
The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board
Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Saul B. Klaman, Emeritus Board Member

36

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since
March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 59 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice
President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 51 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since
March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, Secretary since
March 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since July 1980.

JANETTE E. FARRAGHER, Assistant
Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 12 investment companies (comprised of 23 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since February 1984.

MICHAEL A. ROSENBERG, Assistant
Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 88 investment companies (comprised of 193 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1985.

The Fund

37

O F F I C E R S O F T H E F U N D ( U n a u d i t e d ) (continued)

GREGORY S. GRUBER, Assistant Treasurer
since March 2000.

Senior Accounting Manager – Municipal Bond Funds of the Manager, and an officer of 24 investment companies (comprised of 55 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since August 1981.

KENNETH J. SANDGREN, Assistant
Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1993.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprising 200 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 47 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 88 investment companies (comprised of 197 portfolios) managed by the Manager. He is 34 years old and has been an employee of the Distributor since October 1998.

38

N O T E S

For	More	Information

Dreyfus Premier State
Municipal Bond Fund,
Massachusetts Series
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2004, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2005 Dreyfus Service Corporation

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
20	Notes to Financial Statements
27	Report of Independent Registered
Public Accounting Firm
28	Important Tax Information
29	Board Members Information
31	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus Premier State
Municipal Bond Fund,
Michigan Series

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund, Michigan Series, covering the 12-month period from May 1, 2004, through April 30, 2005. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager,W. Michael Petty.

The reporting period produced mixed results for most fixed-income securities. Although the Federal Reserve Board began to raise short-term interest rates in June 2004, longer-term bonds have remained remarkably resilient through 2004. Nonetheless, the first four months of 2005 saw heightened market volatility as higher interest rates and renewed inflationary pressures took their toll.These factors led to price erosion later in the reporting period among most municipal bonds, especially those with intermediate-term maturities.

Nonetheless, municipal bonds generally have held up well compared to previous periods of rising short-term interest rates, due in part to continued strong investor demand and a more moderate supply of newly issued securities. In our view, the tax-exempt bond market’s relative strength represents yet another example of how a long-term investment perspective and a steady asset allocation strategy can benefit investors. As always, we encourage you to talk regularly with your financial advisor about the investment strategies that may be appropriate for you.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Michigan Series perform relative to its benchmark?

For the 12-month period ended April 30, 2005, the fund achieved total returns of 6.68% for Class A shares, 6.14% for Class B shares and 5.84% for Class C shares.1 The Lehman Brothers Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 6.81% for the same period.2 In addition, the fund is reported in the Lipper Michigan Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in this category was 5.48% .3

Although rising interest rates eroded the prices of short- and intermediate-term fixed-income securities, longer-term bonds fared relatively well over the reporting period.The fund produced higher returns than its Lipper category average, primarily due to strong income from the fund’s seasoned holdings of higher-coupon, longer-term securities. The fund produced slightly lower returns than its benchmark, which contains bonds from many states, not just Michigan, and does not reflect fund fees and expenses.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal income tax and Michigan state income tax without undue risk. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and from Michigan state income tax.The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.The fund may invest up to 30% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

The Fund

3

DISCUSSION OF FUND PERFORMANCE (continued)

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and a municipal bond’s potential volatility in different rate environments.We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

Surging commodity prices and strengthening labor markets stoked long-dormant inflation fears and led to heightened market volatility in the spring of 2005. These factors also prompted the Federal Reserve Board (the “Fed”) to raise short-term interest rates in late June 2004. Six additional increases followed, and the overnight federal funds rate rose from 1% at the start of the reporting period to 2.75% by the end.

While higher short-term rates historically have eroded the value of bonds across the full maturity spectrum, longer-term bonds held up surprisingly well during the reporting period. Investors’ inflation concerns eased amid relatively moderate economic growth, and the Fed’s well-telegraphed changes in monetary policy removed some uncertainty from the market. During the first quarter of 2005, however, inflationary pressures appeared to be more sustained, and heightened volatility returned to the fixed-income markets.

Deteriorating fiscal conditions for Michigan and its municipalities also influenced the fund’s performance. A difficult business environment for Detroit automakers has threatened tax revenues, prompting one of

4

the major bond rating agencies to downgrade its credit rating on the state’s uninsured general obligation bonds. However, the fund’s strategy of avoiding Michigan’s uninsured general obligation bonds due to the state’s ongoing financial difficulties had proved beneficial.

In this environment, we attempted to reduce the fund’s sensitivity to rising interest rates by decreasing its average duration. Fortunately, income from the fund’s core holdings of seasoned, higher-coupon bonds more than offset weakness among securities in the intermediate-term range. In addition, the fund benefited from refunding activity among some of its holdings as issuers took advantage of low prevailing borrowing rates to refinance some of their existing debt.

What is the fund’s current strategy?

Given the resilience of bond prices at the longer end of the maturity range during the reporting period, we recently have focused primarily on higher-coupon bonds with maturities of 25 years or more and that are eligible for refunding. Nonetheless, in anticipation of further increases of short-term interest rates, we have maintained a relatively cautious investment posture overall. Indeed, just days after the reporting period’s end, the Fed raised the federal funds rate to 3%, and more rate-hikes are expected in the months ahead.

May 16, 2005
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Michigan residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund.
[3]	Source: Lipper Inc.

The Fund

5

FUND PERFORMANCE
† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A shares and Class B shares of Dreyfus Premier
State Municipal Bond Fund, Michigan Series on 4/30/95 to a $10,000 investment made in the Lehman Brothers
Municipal Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
Performance for Class C shares will vary from the performance of both Class A and Class B shares shown above due to differences in charges and expenses.
The fund invests primarily in Michigan municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses for Class A shares and Class B shares.The Index is not limited to investments principally in Michigan municipal obligations and does not take into account charges, fees and other expenses.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 4/30/05

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class A shares
with maximum sales charge (4.5%)		1.91%	5.17%	5.10%
without sales charge		6.68%	6.14%	5.59%
Class B shares
with applicable redemption charge †		2.14%	5.27%	5.27%
without redemption		6.14%	5.60%	5.27%
Class C shares
with applicable redemption charge ††	8/15/95	4.84%	5.34%	—	4.76%
without redemption	8/15/95	5.84%	5.34%	—	4.76%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund

7

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier State Municipal Bond Fund, Michigan Series from November 1, 2004 to April 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2005
	Class A	Class B	Class C

Expenses paid per $1,000 †	$ 4.84	$ 7.42	$ 8.41
Ending value (after expenses)	$1,010.70	$1,008.10	$1,007.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2005

	Class A	Class B	Class C

Expenses paid per $1,000 †	$ 4.86	$ 7.45	$ 8.45
Ending value (after expenses)	$1,019.98	$1,017.41	$1,016.41

† Expenses are equal to the fund’s annualized expense ratio of .97% for Class A, 1.49% for Class B and 1.69%
for Class C, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS April 30, 2005
	Principal
Long-Term Municipal Investments—95.7%	Amount ($)	Value ($)

Allegan Hospital Finance Authority, HR
(Allegan General Hospital):
6.875%, 11/15/2017	4,460,000	4,623,949
7%, 11/15/2021	800,000	830,336
Anchor Bay School District, Building and Site
6%, 5/1/2023 (Insured; FGIC) (Prerefunded 5/1/2009)	1,500,000 [a]	1,665,780
Brighton Area School District:
Zero Coupon, 5/1/2014 (Insured; AMBAC)	8,000,000	5,586,720
Zero Coupon, 5/1/2020 (Insured; AMBAC)	3,900,000	1,991,340
Clarkston Community School
5.75%, 5/1/2016 (Insured; FGIC)
(Prerefunded 5/1/2005)	1,340,000 [a]	1,353,641
Detroit, Water Supply Systems Revenue
5.75%, 7/1/2028 (Insured; FGIC)
(Prerefunded 7/1/2011)	4,000,000 [a]	4,564,880
Detroit City School District:
5.125%, 5/1/2031 (Insured; FSA)	1,000,000	1,046,670
School Building and Site Improvement:
5.50%, 5/1/2017 (Insured; FGIC)	2,000,000	2,240,120
6%, 5/1/2020 (Insured; FGIC)	1,000,000	1,223,390
Dickinson County Healthcare System, HR:
5.50%, 11/1/2013 (Insured; ACA)	2,515,000	2,705,788
5.70%, 11/1/2018 (Insured; ACA)	1,800,000	1,924,938
Fitzgerald Public School District, School Building
and Site 5%, 5/1/2020 (Insured; AMBAC)	2,000,000	2,150,620
Fowlerville Community Schools School District
5.60%, 5/1/2016 (Insured; MBIA)
(Prerefunded 5/1/2007)	2,995,000 [a]	3,151,159
Grand Rapids Housing Finance Authority, Multi-Family
Revenue 7.625%, 9/1/2023 (Collateralized; FNMA)	1,000,000	1,002,000
Grand Valley State University, Revenue
5.25%, 12/1/2020 (Insured; FGIC)	3,000,000	3,239,010
Huron Valley School District
Zero Coupon, 5/1/2018 (Insured; FGIC)	6,270,000	3,519,351
Kalamazoo Hospital Finance Authority,
Hospital Facilities Revenue (Borgess Medical Center)
6.25%, 6/1/2014 (Insured; FGIC)	2,000,000	2,388,480
Kent Hospital Finance Authority, Revenue
(Metropolitan Hospital Project) 6.25%, 7/1/2040	2,000,000	2,189,080
Lake Orion Community School District
5.80%, 5/1/2015 (Insured; AMBAC)	2,085,000	2,106,225

	The Fund	9

S T A T E M E N T O F I N V E S T M E N T S (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Michigan Building Authority, Revenue (Facilities Program)
5.50%; 10/15/2018	5,000,000		5,550,200
Michigan Higher Educational Facilities Authority, LOR
(Hillsdale College Project) 5%, 3/1/2035	1,200,000		1,234,464
Michigan Hospital Finance Authority, HR:
(Detroit Medical Center) 8.125%, 8/15/2012	75,000		75,113
(Genesys Health Systems)
8.125%, 10/1/2021 (Prerefunded 10/1/2005)	5,000,000	[a]	5,211,600
(Henry Ford Health System)
5.625%, 3/1/2017	1,000,000		1,085,590
(Trinity Healtheast) 6%, 12/1/2027 (Insured; AMBAC)	3,500,000		3,935,225
Michigan Housing Representatives, COP
Zero Coupon, 8/15/2022 (Insured; AMBAC)	5,475,000		2,455,812
Michigan Municipal Bond Authority, Clean Water
Revolving Fund Revenue 7.506%, 10/1/2021	5,100,000	[b,c]	6,109,443
Michigan Strategic Fund, LOR:
(Detroit Education Exempt Facilities)
5.25%, 12/15/2032	1,250,000		1,321,550
(NSF International Project):
5.125%, 8/1/2019	700,000		733,530
5.25%, 8/1/2026	1,000,000		1,040,320
SWDR (Genesee Power Station Project)
7.50%, 1/1/2021	2,600,000		2,468,414
Monroe County Economic Development Corp, LOR
(Detroit Edison Co. Project)
6.95%, 9/1/2022 (Insured; FGIC)	2,000,000		2,660,280
Northville, Special Assessment (Wayne County)
7.875%, 1/1/2006	15,000		15,063
Pontiac Tax Increment Finance Authority, Revenue
6.375%, 6/1/2031	3,170,000		3,203,634
Redford University School District
5.50%, 5/1/2015 (Insured; AMBAC)	1,260,000		1,440,848
Romulus Economic Development Corp, Ltd. Obligation EDR
(Romulus Hir Ltd. Partnership Project)
7%, 11/1/2015 (Insured; ITT Lyndon
Property Insurance Co.)	3,700,000		4,592,329

10

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Sterling Heights, Judgment Funding:
5.375%, 10/1/2017 (Insured; FGIC)	1,000,000	1,080,640
5.375%, 10/1/2018 (Insured; FGIC)	2,030,000	2,191,974
Stockbridge Community Schools
5.50%, 5/1/2021	600,000	651,792
Sturgis Public School District, School Building and
Site 5.625%, 5/1/2025	5,085,000	5,673,334
Wayne County Airport Authority, Revenue (Detroit
Metropolitan Wayne County Airport)
5.25%, 12/1/2025 (Insured; MBIA)	2,500,000	2,664,050
Wyandotte, Electric Revenue:
5.375%, 10/1/2016 (Insured; MBIA)	1,870,000	2,019,151
5.375%, 10/1/2017 (Insured; MBIA)	2,000,000	2,158,180
Total Long-Term Municipal Investments
(cost $100,477,189)		109,076,013

	Face Amount
	Covered by
Options—.0%	Contracts ($)	Value ($)

Put Options;
U.S. Treasury 10 Year Notes
June 2005 @ 107
(cost $128,946)	430,000	6,719

Total Investments (cost $100,606,135)	95.7%	109,082,732
Cash and Receivables (Net)	4.3%	4,870,206
Net Assets	100.0%	113,952,938

The Fund

11

S T A T E M E N T O F I N V E S T M E N T S (continued)

Summary of Abbreviations

ACA	American Capital Access	FSA	Financial Security Assurance
AMBAC	American Municipal Bond	HR	Hospital Revenue
	Assurance Corporation	LOR	Limited Obligation Revenue
COP	Certificate of Participation	MBIA	Municipal Bond Investors
EDR	Economic Development Revenue		Assurance Insurance
FGIC	Financial Guaranty Insurance		Corporation
	Company	SWDR	Solid Waste Development
FNMA	Federal National Mortgage		Revenue
Association

Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s or	Standard & Poor’s	Value (%) †

AAA	Aaa	AAA	64.6
AA	Aa	AA	10.9
A	A	A	8.0
BBB	Baa	BBB	4.9
BB	Ba	BB	.1
Not Rated [d]	Not Rated [d]	Not Rated [d]	11.5
100.0

†	Based on total investments.
[a]	Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b]	Inverse floater security—the interest rate is subject to periodic change.
[c]	Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2005, this security amounted to $6,109,443 or 5.4% of net assets.
[d]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2005

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments		100,606,135	109,082,732
Receivable for investment securities sold			5,528,886
Interest receivable			1,643,786
Receivable for shares of Beneficial Interest subscribed			5,266
Prepaid expenses			7,559
			116,268,229

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			79,998
Cash overdraft due to Custodian			2,167,449
Payable for shares of Beneficial Interest redeemed			26,376
Accrued expenses			41,468
			2,315,291

Net Assets ($)			113,952,938

Composition of Net Assets ($):
Paid-in capital			106,163,095
Accumulated net realized gain (loss) on investments			(686,754)
Accumulated net unrealized appreciation
(depreciation) on investments			8,476,597

Net Assets ($)			113,952,938

Net Asset Value Per Share
	Class A	Class B	Class C

Net Assets ($)	102,251,039	6,113,561	5,588,338
Shares Outstanding	6,692,494	400,203	365,664

Net Asset Value Per Share ($)	15.28	15.28	15.28

See notes to financial statements.

The Fund

13

STATEMENT OF OPERATIONS Year Ended April 30, 2005
Investment Income ($):
Interest Income	6,166,656
Expenses:
Management fee—Note 3(a)	644,354
Shareholder servicing costs—Note 3(c)	383,124
Distribution fees—Note 3(b)	81,651
Professional fees	28,501
Registration fees	23,514
Prospectus and shareholders’ reports	17,226
Custodian fees	17,211
Trustees’ fees and expenses—Note 3(d)	3,552
Loan commitment fees—Note 2	833
Miscellaneous	12,555
Total Expenses	1,212,521
Less—reduction in custody fees due to
earnings credits—Note 1(b)	(4,914)
Net Expenses	1,207,607
Investment Income—Net	4,959,049

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,340,856
Net unrealized appreciation (depreciation) on investments	1,141,098
Net Realized and Unrealized Gain (Loss) on Investments	2,481,954
Net Increase in Net Assets Resulting from Operations	7,441,003

See notes to financial statements.
14

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,

	2005	2004

Operations ($):
Investment income—net	4,959,049	5,619,091
Net realized gain (loss) on investments	1,340,856	191,603
Net unrealized appreciation
(depreciation) on investments	1,141,098	(4,748,386)
Net Increase (Decrease) in Net Assets
Resulting from Operations	7,441,003	1,062,308

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(4,461,255)	(4,932,719)
Class B shares	(285,790)	(418,050)
Class C shares	(210,878)	(259,607)
Total Dividends	(4,957,923)	(5,610,376)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	5,300,452	5,292,797
Class B shares	202,099	1,080,114
Class C shares	940,735	1,147,273
Dividends reinvested:
Class A shares	2,687,320	2,940,011
Class B shares	114,197	159,424
Class C shares	127,926	172,203
Cost of shares redeemed:
Class A shares	(12,486,747)	(16,607,092)
Class B shares	(3,720,481)	(2,978,810)
Class C shares	(2,477,968)	(1,676,589)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(9,312,467)	(10,470,669)
Total Increase (Decrease) in Net Assets	(6,829,387)	(15,018,737)

Net Assets ($):
Beginning of Period	120,782,325	135,801,062
End of Period	113,952,938	120,782,325

The Fund

15

STATEMENT OF CHANGES IN NET ASSETS (continued)
		Year Ended April 30,

	2005	2004

Capital Share Transactions:
Class A [a]
Shares sold	348,394	342,985
Shares issued for dividends reinvested	176,683	191,431
Shares redeemed	(823,830)	(1,076,192)
Net Increase (Decrease) in Shares Outstanding	(298,753)	(541,776)

Class B [a]
Shares sold	13,346	69,965
Shares issued for dividends reinvested	7,514	10,380
Shares redeemed	(245,764)	(193,440)
Net Increase (Decrease) in Shares Outstanding	(224,904)	(113,095)

Class C
Shares sold	62,045	73,828
Shares issued for dividends reinvested	8,415	11,212
Shares redeemed	(165,071)	(108,707)
Net Increase (Decrease) in Shares Outstanding	(94,611)	(23,667)

[a]	During the period ended April 30, 2005, 119,707 Class B shares representing $1,818,779 were automatically converted to 119,677 Class A shares and during the period ended April 30, 2004, 59,810 Class B shares representing $922,518 were automatically converted to 59,798 Class A shares.
See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,

Class A Shares	2005	2004	2003	2002 [a]	2001

Per Share Data ($):
Net asset value, beginning of period	14.95	15.51	15.07	14.82	14.32
Investment Operations:
Investment income—net	.65[b]	.68[b]	.72[b]	.73[b]	.75
Net realized and unrealized
gain (loss) on investments	.33	(.56)	.44	.25	.50
Total from Investment Operations	.98	.12	1.16	.98	1.25
Distributions:
Dividends from investment income—net	(.65)	(.68)	(.72)	(.73)	(.75)
Net asset value, end of period	15.28	14.95	15.51	15.07	14.82

Total Return (%) [c]	6.68	.72	7.85	6.72	8.90

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.96	.95	.95	.94	.93
Ratio of net expenses
to average net assets	.96	.95	.95	.94	.93
Ratio of net investment income
to average net assets	4.30	4.39	4.70	4.86	5.11
Portfolio Turnover Rate	21.12	20.76	27.03	38.11	29.62

Net Assets, end of period ($ x 1,000)	102,251	104,551	116,844	117,732	119,860

[a]	As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities.
The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.85% to 4.86%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
See notes to financial statements.

The Fund

17

FINANCIAL HIGHLIGHTS (continued)
		Year Ended April 30,

Class B Shares	2005	2004	2003	2002 [a]	2001

Per Share Data ($):
Net asset value, beginning of period	14.95	15.51	15.06	14.82	14.32
Investment Operations:
Investment income—net	.57[b]	.60[b]	.64[b]	.65[b]	.68
Net realized and unrealized
gain (loss) on investments	.33	(.56)	.45	.24	.50
Total from Investment Operations	.90	.04	1.09	.89	1.18
Distributions:
Dividends from investment income—net	(.57)	(.60)	(.64)	(.65)	(.68)
Net asset value, end of period	15.28	14.95	15.51	15.06	14.82

Total Return (%) [c]	6.14	.21	7.38	6.11	8.35

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.49	1.45	1.45	1.44	1.44
Ratio of net expenses
to average net assets	1.48	1.45	1.45	1.44	1.44
Ratio of net investment income
to average net assets	3.81	3.88	4.18	4.34	4.60
Portfolio Turnover Rate	21.12	20.76	27.03	38.11	29.62

Net Assets, end of period ($ x 1,000)	6,114	9,347	11,449	10,201	11,422

[a]	As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities.
The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.33% to 4.34%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
See notes to financial statements.

18

		Year Ended April 30,

Class C Shares	2005	2004	2003	2002 [a]	2001

Per Share Data ($):
Net asset value, beginning of period	14.96	15.51	15.07	14.82	14.33
Investment Operations:
Investment income—net	.54[b]	.56[b]	.60[b]	.62[b]	.64
Net realized and unrealized
gain (loss) on investments	.32	(.55)	.45	.25	.49
Total from Investment Operations	.86	.01	1.05	.87	1.13
Distributions:
Dividends from investment income—net	(.54)	(.56)	(.61)	(.62)	(.64)
Net asset value, end of period	15.28	14.96	15.51	15.07	14.82

Total Return (%) [c]	5.84	.06	7.07	5.93	8.01

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.69	1.67	1.68	1.68	1.69
Ratio of net expenses
to average net assets	1.69	1.67	1.68	1.68	1.69
Ratio of net investment income
to average net assets	3.59	3.66	3.93	4.05	4.33
Portfolio Turnover Rate	21.12	20.76	27.03	38.11	29.62

Net Assets, end of period ($ x 1,000)	5,588	6,885	7,508	4,978	1,480

[a]	As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities.
The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.04% to 4.05%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
See notes to financial statements.

The Fund

19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company, and operates as a series company that offers eleven series including the Michigan Series (the “fund”). The fund’s investment objective is to maximize current income exempt from federal and, where applicable, state income taxes, without undue risk.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (‘Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

20

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The Fund

21

NOTES TO FINANCIAL STATEMENTS (continued)

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At April 30, 2005, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $44,402, accumulated capital losses $808,981 and unrealized appreciation $8,601,165.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to April 30, 2005. If not applied, the carryover expires in fiscal 2012.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2005 and April 30, 2004 were as follows: tax exempt income $4,957,923 and $5,610,376, respectively.

22

During the period ended April 30, 2005, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $1,126, increased accumulated net realized gain (loss) on investments by $343 and increased paid-in capital by $783. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2005, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended April 30, 2005, the Distributor retained $6,860 from commissions earned on sales of the fund’s Class A shares and $22,400 and $1,099 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During

The Fund

23

NOTES TO FINANCIAL STATEMENTS (continued)

the period ended April 30, 2005, Class B and Class C shares were charged $37,554 and $44,097, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2005, Class A, Class B and Class C shares were charged $259,412, $18,777 and $14,699, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2005, the fund was charged $47,583 pursuant to the transfer agency agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $50,893, Rule 12b-1 distribution plan fees $5,882 and shareholder services plan fees $23,223.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and options transactions, during the period ended April 30, 2005, amounted to $23,474,234 and $32,922,514, respectively.

24

At April 30, 2005, the cost of investments for federal income tax purposes was $100, 481,567; accordingly, accumulated net unrealized appreciation on investments was $8,601,165, consisting of $8,749,225 gross unrealized appreciation and $148,060 gross unrealized depreciation.

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”) in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the “Amended Complaint”) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are

The Fund

25

NOTES TO FINANCIAL STATEMENTS (continued)

asserted derivatively on behalf of the Funds that have been named as nominal defendants.With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. Defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

26

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund, Michigan Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Michigan Series (one of the funds comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2005 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Michigan Series at April 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 14, 2005

The Fund

27

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2005 as “exempt-interest dividends” (not subject to regular federal and, for individuals who are Michigan residents, Michigan personal income taxes).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2005 calendar year on Form 1099-DIV which will be mailed by January 31, 2006.

28

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (61)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Azimuth Trust, an institutional asset management firm, Member of Board of Managers and
Advisory Board
No. of Portfolios for which Board Member Serves: 193

———————
Clifford L. Alexander, Jr. (71)
Board Member (1986)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
• Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation
(October 1999-September 2000)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 66

———————
Peggy C. Davis (62)
Board Member (1990)
Principal Occupation During Past 5 Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 26

The Fund	29

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Ernest Kafka (72)
Board Member (1986)
Principal Occupation During Past 5 Years:
• Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
• Instructor,The New York Psychoanalytic Institute (1981-present)
• Associate Clinical Professor of Psychiatry at Cornell Medical School (1987-2002)
No. of Portfolios for which Board Member Serves: 26
———————
Nathan Leventhal (62)
Board Member (1989)
Principal Occupation During Past 5 Years:
• A management consultant for various non-profit organizations (May 2004-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
• President of Lincoln Center for the Performing Arts, Inc. (March 1984-December 2000)
Other Board Memberships and Affiliations:
• Movado Group, Inc., Director
No. of Portfolios for which Board Member Serves: 26
———————
Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o
The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board
Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Saul B. Klaman, Emeritus Board Member

30

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since
March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 59 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice
President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 51 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since
March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, Secretary since
March 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since July 1980.

JANETTE E. FARRAGHER, Assistant
Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 12 investment companies (comprised of 23 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since February 1984.

MICHAEL A. ROSENBERG, Assistant
Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 88 investment companies (comprised of 193 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1985.

The Fund

31

OFFICERS OF THE FUND (Unaudited) (continued)
GREGORY S. GRUBER, Assistant
Treasurer since March 2000.

Senior Accounting Manager – Municipal Bond Funds of the Manager, and an officer of 24 investment companies (comprised of 55 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since August 1981.

KENNETH J. SANDGREN, Assistant
Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1993.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprising 200 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 47 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and Anti-Money Laundering Compliance Officer of 88 investment companies (comprised of portfolios) managed by the Manager. He is years old and has been an employee of the Distributor since October 1998.

32

For	More	Information

Dreyfus Premier State
Municipal Bond Fund,
Michigan Series
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2004, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2005 Dreyfus Service Corporation

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
21	Notes to Financial Statements
28	Report of Independent Registered
Public Accounting Firm
29	Important Tax Information
30	Board Members Information
32	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus Premier State
Municipal Bond Fund,
Minnesota Series

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund, Minnesota Series, covering the 12-month period from May 1, 2004, through April 30, 2005. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager,W. Michael Petty.

The reporting period produced mixed results for most fixed-income securities. Although the Federal Reserve Board began to raise short-term interest rates in June 2004, longer-term bonds have remained remarkably resilient through 2004. Nonetheless, the first four months of 2005 saw heightened market volatility as higher interest rates and renewed inflationary pressures took their toll.These factors led to price erosion later in the reporting period among most municipal bonds, especially those with intermediate-term maturities.

Nonetheless, municipal bonds generally have held up well compared to previous periods of rising short-term interest rates, due in part to continued strong investor demand and a more moderate supply of newly issued securities. In our view, the tax-exempt bond market’s relative strength represents yet another example of how a long-term investment perspective and a steady asset allocation strategy can benefit investors. As always, we encourage you to talk regularly with your financial advisor about the investment strategies that may be appropriate for you.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund,
Minnesota Series perform relative to its benchmark?

For the 12-month period ended April 30, 2005, the fund achieved total returns of 6.99% for Class A shares, 6.36% for Class B shares and 6.18% for Class C shares.1 The Lehman Brothers Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 6.81% for the same period.2 In addition, the fund is reported in the Lipper Minnesota Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in this category was 6.05% .3

Although rising interest rates eroded the prices of short- and intermediate-term fixed-income securities, longer-term bonds fared relatively well over the reporting period.The fund produced returns that were better than its Lipper category average and roughly in line with its benchmark, primarily due to strong income from the fund’s seasoned holdings of higher-coupon, longer-term securities.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal income tax and Minnesota state income tax without undue risk. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and from Minnesota state income tax.The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.The fund may invest up to 30% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

The Fund

3

DISCUSSION OF FUND PERFORMANCE (continued)

We may buy and sell bonds based on credit quality, market outlook and yield potential. When selecting municipal bonds for investment, we may assess the current interest-rate environment and a municipal bond’s potential volatility in different rate environments.We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

Surging commodity prices and strengthening labor markets stoked long-dormant inflation fears and led to heightened market volatility in the spring of 2005. These factors also prompted the Federal Reserve Board (the “Fed”) to raise short-term interest rates in late June 2004, its first rate hike in approximately four years. Six additional increases followed, and the overnight federal funds rate rose from 1% at the start of the reporting period to 2.75% at the end.

While higher short-term rates historically have eroded the value of bonds across the full maturity spectrum, longer-term bonds held up surprisingly well during the reporting period. Investors’ inflation concerns eased amid relatively moderate economic growth, and the Fed’s well-telegraphed changes in monetary policy removed some uncertainty from the market. During the first quarter of 2005, however, inflationary pressures appeared to be more sustained, and heightened volatility returned to the fixed-income markets.

Improving fiscal conditions for Minnesota and its municipalities also influenced the fund. Stronger economic growth and rising tax

4

revenues reduced issuers’ need to finance budget deficits. As a result, the supply of newly issued Minnesota bonds has remained sparse, providing relatively few opportunities for further diversification.

In this market environment, we attempted to reduce the fund’s sensitivity to rising interest rates by decreasing its average duration. Fortunately, income from the fund’s core holdings of seasoned, higher-coupon bonds more than offset weakness among securities in the intermediate-term range. In addition, the fund benefited from refunding activity among some of its holdings.

What is the fund’s current strategy?

Given the resilience of bond prices at the longer end of the maturity range during the reporting period, we recently have focused primarily on higher-coupon bonds with maturities of 25 years or more and that are eligible for refunding. Nonetheless, in anticipation of further increases of short-term interest rates, we have maintained a relatively cautious investment posture overall. Indeed, just days after the reporting period’s end, the Fed raised the federal funds rate to 3%, and more rate-hikes are expected in the months ahead.

May 16, 2005
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Minnesota residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund.
[3]	Source: Lipper Inc.

The Fund

5

FUND PERFORMANCE
† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A shares and Class B shares of Dreyfus Premier
State Municipal Bond Fund, Minnesota Series on 4/30/95 to a $10,000 investment made in the Lehman Brothers
Municipal Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
Performance for Class C shares will vary from the performance of both Class A and Class B shares shown above due to differences in charges and expenses.
The fund invests primarily in Minnesota municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses for Class A shares and Class B shares.The Index is not limited to investments principally in Minnesota municipal obligations and does not take into account charges, fees and other expenses.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 4/30/05

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class A shares
with maximum sales charge (4.5%)		2.14%	5.77%	5.10%
without sales charge		6.99%	6.74%	5.59%
Class B shares
with applicable redemption charge †		2.36%	5.86%	5.26%
without redemption		6.36%	6.18%	5.26%
Class C shares
with applicable redemption charge ††	8/15/95	5.18%	5.92%	—	4.73%
without redemption	8/15/95	6.18%	5.92%	—	4.73%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund

7

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier State Municipal Bond Fund, Minnesota Series from November 1, 2004 to April 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2005
	Class A	Class B	Class C

Expenses paid per $1,000 †	$ 4.66	$ 7.26	$ 8.46
Ending value (after expenses)	$1,021.80	$1,019.20	$1,018.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2005

	Class A	Class B	Class C

Expenses paid per $1,000 †	$ 4.66	$ 7.25	$ 8.45
Ending value (after expenses)	$1,020.18	$1,017.60	$1,016.41

† Expenses are equal to the fund’s annualized expense ratio of .93% for Class A, 1.45% for Class B and 1.69%
for Class C, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS April 30, 2005
	Principal
Long-Term Municipal Investments—101.0%	Amount ($)		Value ($)

Andover Economic Development Authority, Public Facility
LR (Andover Community Center) 5.20%, 2/1/2034	1,500,000		1,543,875
Anoka County, SWDR (United Power Association Project)
6.95%, 12/1/2008 (Guaranteed; National Rural
Utilities Cooperative Finance Corp.)	2,065,000		2,071,236
Bloomington Independent School District Number 271
5.125%, 2/1/2024 (Insured; FSA)	2,000,000		2,142,920
Brooklyn Park 5.85%, 2/1/2016 (Insured; FSA)	1,425,000		1,457,533
Chaska, Electric Revenue:
6%, 10/1/2020 (Prerefunded 10/1/2010)	3,000,000	[a]	3,412,620
5.25%, 10/1/2025	1,000,000		1,071,270
5%, 10/1/2030	855,000		884,463
Columbia Heights, MFHR (Crest View)
6.625%, 4/20/2043 (Collateralized; GNMA)	1,500,000		1,622,640
Duluth Economic Development Authority,
Health Care Facilities Revenue
(Saint Luke’s Hospital) 7.25%, 6/15/2032	3,000,000		3,155,460
Inver Grove Heights Independent
School District Number 199
5.75%, 2/1/2017	2,225,000		2,274,150
Lake Superior Independent School District Number 381:
5%, 4/1/2020 (Insured; FSA)	2,510,000		2,706,131
5%, 4/1/2021 (Insured; FSA)	2,640,000		2,842,356
Lakeville Independent School District Number 194
5.50%, 2/1/2024 (Insured; FGIC)	8,700,000		9,715,812
Mahtomedi Independent School District Number 832
Zero Coupon, 2/1/2017 (Insured; MBIA)	1,275,000		773,224
Minneapolis:
Zero Coupon, 12/1/2014	1,825,000		1,243,299
Health Care Facilities Revenue (Shelter Care Foundation):
6%, 4/1/2010	460,000		455,547
6.50%, 4/1/2029	1,000,000		950,040
Health Care Systems Revenue (Fairview Health Services)
5%, 11/15/2034 (Insured; AMBAC)	2,745,000	[b]	2,880,329
Home Ownership Program 7.10%, 6/1/2021	20,000		20,016
Revenue (Blake School Project) 5.45%, 9/1/2021	2,000,000		2,136,140
Tax Increment Revenue (Saint Anthony Falls Project)
5.75%, 2/1/2027	1,000,000		1,004,330
Minneapolis and Saint Paul Housing and Redevelopment
Authority, Health Care Systems Revenue
(HealthPartners Obligated Group Project):
6%, 12/1/2018	1,000,000		1,101,790
6%, 12/1/2020	2,290,000		2,511,008

The Fund

9

S T A T E M E N T O F I N V E S T M E N T S (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Minneapolis and Saint Paul Metropolitan Airports
Commission, Airport Revenue:
5.25%, 1/1/2032 (Insured; FGIC)	2,500,000		2,655,100
5.75%, 1/1/2032 (Insured; FGIC)	4,995,000		5,483,761
Minneapolis Public Facilities Authority, Water Pollution
Control Revenue 5.375%, 3/1/2019	3,000,000		3,228,090
State of Minnesota
(Duluth Airport) 6.25%, 8/1/2014	2,500,000		2,521,650
Minnesota Agricultural and Economic
Development Board, Revenue:
(Evangelical Lutheran Project):
6%, 2/1/2022	1,130,000		1,224,739
6%, 2/1/2027	1,750,000		1,881,863
Health Care System (Fairview
Health Care Systems) 6.375%, 11/15/2029	4,000,000		4,382,360
Minnesota Higher Education Facilities Authority,
College and University Revenue
(University of Saint Thomas):
5.35%, 4/1/2017	1,000,000		1,035,200
5.40%, 4/1/2022	2,125,000		2,193,170
Minnesota Housing Finance Agency:
Residential Housing Finance 5%, 1/1/2020	4,070,000		4,229,463
SFMR:
5.80%, 1/1/2019	1,295,000		1,346,930
5.45%, 1/1/2022 (Insured; MBIA)	660,000		691,706
Minnesota Retirement Systems, Building Revenue
6%, 6/1/2030	1,475,000		1,639,669
New Hope, Housing and Health Care Facilities Revenue
(Masonic Home—North Ridge) 5.90%, 3/1/2019	1,000,000		1,025,430
Northern Municipal Power Agency, Electric System Revenue
7.515%, 1/1/2016 (Insured; FSA )	5,000,000	[c,d]	5,863,000
Northfield, HR 6%, 11/1/2031	2,000,000		2,132,400
Ramsey, LR (Pact Charter School Project)
6.75%, 12/1/2033	1,000,000		1,016,690
City of Red Wing, Health Care Facilities Revenue
(River Region Obligation Group)
6.50%, 9/1/2022 (Prerefunded 9/1/2005)	3,445,000	[a]	3,489,475

10

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Rosemount Independent School District Number 196
Zero Coupon, 4/1/2014 (Insured; MBIA)	2,960,000	2,080,673
Saint Cloud Housing and Redevelopment Authority,
Revenue (State University Foundation
Project) 5.125%, 5/1/2018	1,500,000	1,606,185
Saint Paul Housing and Redevelopment Authority, Revenue:
Hospital (HealthEast Project)
5.70%, 11/1/2015 (Insured; ACA)	2,000,000	2,099,980
MFHR (Wellington Project)
5.10%, 2/1/2024 (Insured; FHLMC)	2,000,000	2,061,540
Parking (Block 19 Ramp)
5.25%, 8/1/2023 (Insured; FSA)	3,395,000	3,671,930
Single Family Mortgage
6.90%, 12/1/2021 (Insured; FNMA)	150,000	150,159
Saint Paul Port Authority, Hotel Facility Revenue
(Radisson Kellogg Project)
7.375%, 8/1/2029	2,850,000	2,991,759
Southern Municipal Power Agency,
Power Supply System Revenue:
Zero Coupon, 1/1/2025 (Insured; MBIA)	4,505,000	1,827,273
Zero Coupon, 1/1/2026 (Insured; MBIA)	4,625,000	1,777,434
Todd, Morrison, Cass and Wadena Counties United
Hospital District, Health Care Facility Revenue
(Lakewood Health System) 5%, 12/1/2021	1,000,000	1,039,030
Washington County Housing and Redevelopment Authority:
Hospital Facility Revenue (Healtheast Project)
5.375%, 11/15/2018 (Insured; ACA)	2,215,000	2,295,227
Pooled Financing 5.50%, 2/1/2032 (Insured; MBIA)	2,000,000	2,144,840
Western Minnesota Municipal Power Agency,
Electric Power and Light Revenue
5.50%, 1/1/2012 (Insured; AMBAC)	900,000	934,227
Willmar (Rice Memorial Hospital Project)
5%, 2/1/2032 (Insured; FSA)	4,000,000	4,189,440
Winona, Health Care Facilities Revenue
(Winona Health) 6%, 7/1/2034	2,500,000	2,602,200
Total Long-Term Municipal Investments
(cost $117,939,710)		125,488,782

The Fund

11

S T A T E M E N T O F I N V E S T M E N T S (continued)

	Face Amount
	Covered by
Options—0%	Contracts ($)	Value ($)

Put Options;
U.S. Treasury 10 Year Notes
June 2005 @ 107
(cost $139,442)	465,000	7,266

	Principal
Short-Term Municipal Investments—2.3%	Amount ($)	Value ($)

Arden Hills, Housing and Health Care Facilities Revenue,
VRDN (Presbyterian Homes) 1.95% (LOC; U.S. Bank Trust)
(cost $2,830,000)	2,830,000 [e]	2,830,000

Total Investments (cost $120,909,152)	103.3%	128,326,048
Liabilities, Less Cash and Receivables	(3.3%)	(4,080,335)
Net Assets	100.0%	124,245,713

12

Summary of Abbreviations

ACA	American Capital Access	HR	Hospital Revenue
AMBAC	American Municipal Bond	LOC	Letter of Credit
	Assurance Corporation	LR	Lease Revenue
FGIC	Financial Guaranty Insurance	MBIA	Municipal Bond Investors
	Company		Assurance Insurance
FHLMC	Federal Home Loan Mortgage		Corporation
	Corporation	MFHR	Multi-Family Housing Revenue
FNMA	Federal National Mortgage	SFMR	Single Family Mortgage Revenue
	Association	SWDR	Solid Waste Development
FSA	Financial Security Assurance		Revenue
GNMA	Government National Mortgage	VRDN	Variable Rate Demand Notes
Association

Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s or	Standard & Poor’s	Value (%)†

AAA	Aaa	AAA	47.1
AA	Aa	AA	7.4
A	A	A	20.4
BBB	Baa	BBB	10.0
BB	Ba	BB	2.5
F1	MIG1/P1	SP1/A1	2.2
Not Rated [f]	Not Rated [f]	Not Rated [f]	10.4
100.0

†	Based on total investments.
[a]	Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b]	Purchased on a delayed delivery basis.
[c]	Inverse floater security—the interest rate is subject to period change.
[d]	Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At April 30, 2005, this security amounted to $5,863,000 or 4.7% of net assets.
[e]	Securities payable on demand.Variable interest rate—subject to periodic change.
[f]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
[g]	At April 30, 2005, the fund had $31,360,043 (25.2% of net assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from health care projects.
See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2005

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments		120,909,152	128,326,048
Interest receivable			1,765,946
Receivable for shares of Beneficial Interest subscribed			10,833
Prepaid expenses			7,572
			130,110,399

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			89,006
Cash overdraft due to Custodian			165,255
Payable for investment securities purchased			5,534,283
Payable for shares of Beneficial Interest redeemed			45,303
Accrued expenses			30,839
			5,864,686

Net Assets ($)			124,245,713

Composition of Net Assets ($):
Paid-in capital			116,797,943
Accumulated net realized gain (loss) on investments			30,874
Accumulated net unrealized appreciation
(depreciation) on investments			7,416,896

Net Assets ($)			124,245,713

Net Asset Value Per Share
	Class A	Class B	Class C

Net Assets ($)	107,082,752	12,621,078	4,541,883
Shares Outstanding	6,946,616	817,402	294,192

Net Asset Value Per Share ($)	15.42	15.44	15.44

See notes to financial statements.
14

STATEMENT OF OPERATIONS Year Ended April 30, 2005
Investment Income ($):
Interest Income	6,459,653
Expenses:
Management fee—Note 3(a)	690,200
Shareholder servicing costs—Note 3(c)	397,983
Distribution fees—Note 3(b)	107,108
Professional fees	28,277
Registration fees	23,024
Custodian fees	18,252
Prospectus and shareholders’ reports	12,746
Trustees’ fees and expenses—Note 3(d)	3,649
Loan commitment fees—Note 2	887
Miscellaneous	13,940
Total Expenses	1,296,066
Less—reduction in custody fees due to
earnings credits—Note 1(b)	(11,083)
Net Expenses	1,284,983
Investment Income—Net	5,174,670

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	105,539
Net unrealized appreciation (depreciation) on investments	2,984,094
Net Realized and Unrealized Gain (Loss) on Investments	3,089,633
Net Increase in Net Assets Resulting from Operations	8,264,303

See notes to financial statements.

The Fund

15

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,

	2005	2004

Operations ($):
Investment income—net	5,174,670	5,753,333
Net realized gain (loss) on investments	105,539	1,230,523
Net unrealized appreciation
(depreciation) on investments	2,984,094	(4,528,132)
Net Increase (Decrease) in Net Assets
Resulting from Operations	8,264,303	2,455,724

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(4,479,602)	(4,953,886)
Class B shares	(534,014)	(643,289)
Class C shares	(161,054)	(155,202)
Net realized gain on investments:
Class A shares	(1,113,271)	(120,489)
Class B shares	(144,278)	(18,016)
Class C shares	(47,331)	(4,607)
Total Dividends	(6,479,550)	(5,895,489)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	6,064,032	9,275,868
Class B shares	400,151	1,804,742
Class C shares	690,550	1,512,947
Dividends reinvested:
Class A shares	3,619,489	3,006,111
Class B shares	245,003	259,852
Class C shares	52,406	39,493
Cost of shares redeemed:
Class A shares	(15,938,338)	(19,969,317)
Class B shares	(4,728,037)	(3,236,271)
Class C shares	(1,197,424)	(684,861)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(10,792,168)	(7,991,436)
Total Increase (Decrease) in Net Assets	(9,007,415)	(11,431,201)

Net Assets ($):
Beginning of Period	133,253,128	144,684,329
End of Period	124,245,713	133,253,128

16

		Year Ended April 30,

	2005	2004

Capital Share Transactions:
Class A [a]
Shares sold	395,417	601,450
Shares issued for dividends reinvested	235,469	194,848
Shares redeemed	(1,045,589)	(1,296,933)
Net Increase (Decrease) in Shares Outstanding	(414,703)	(500,635)

Class B [a]
Shares sold	26,053	116,545
Shares issued for dividends reinvested	15,919	16,821
Shares redeemed	(308,423)	(209,476)
Net Increase (Decrease) in Shares Outstanding	(266,451)	(76,110)

Class C
Shares sold	44,788	97,201
Shares issued for dividends reinvested	3,405	2,557
Shares redeemed	(77,523)	(44,915)
Net Increase (Decrease) in Shares Outstanding	(29,330)	54,843

[a]	During the period ended April 30, 2005, 190,780 Class B shares representing $2,922,800 were automatically converted to 191,111 Class A shares and during the period ended April 30, 2004, 121,789 Class B shares representing $1,884,862 were automatically converted to 121,993 Class A shares.
See notes to financial statements.

The Fund

17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,

Class A Shares	2005	2004	2003	2002 [a]	2001

Per Share Data ($):
Net asset value, beginning of period	15.19	15.57	14.88	14.60	14.11
Investment Operations:
Investment income—net	.64[b]	.65[b]	.67[b]	.70[b]	.74
Net realized and unrealized
gain (loss) on investments	.40	(.36)	.69	.28	.49
Total from Investment Operations	1.04	.29	1.36	.98	1.23
Distributions:
Dividends from investment income—net	(.65)	(.65)	(.67)	(.70)	(.74)
Dividends from net realized
gain on investments	(.16)	(.02)	—	—	—
Total Distributions	(.81)	(.67)	(.67)	(.70)	(.74)
Net asset value, end of period	15.42	15.19	15.57	14.88	14.60

Total Return (%) [c]	6.99	1.85	9.31	6.82	8.90

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.95	.93	.94	.93	.92
Ratio of net expenses
to average net assets	.94	.93	.94	.93	.92
Ratio of net investment income
to average net assets	4.21	4.20	4.39	4.71	5.13
Portfolio Turnover Rate	9.86	29.35	22.45	33.33	14.00

Net Assets, end of period ($ x 1,000)	107,083	111,837	122,406	117,881	117,281

[a] As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities.
The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets by less than .01%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
[b] Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
See notes to financial statements.

18

		Year Ended April 30,

Class B Shares	2005	2004	2003	2002 [a]	2001

Per Share Data ($):
Net asset value, beginning of period	15.22	15.59	14.90	14.62	14.14
Investment Operations:
Investment income—net	.56[b]	.57[b]	.59[b]	.62[b]	.67
Net realized and unrealized
gain (loss) on investments	.39	(.35)	.69	.28	.48
Total from Investment Operations	.95	.22	1.28	.90	1.15
Distributions:
Dividends from investment income—net	(.57)	(.57)	(.59)	(.62)	(.67)
Dividends from net realized
gain on investments	(.16)	(.02)	—	—	—
Total Distributions	(.73)	(.59)	(.59)	(.62)	(.67)
Net asset value, end of period	15.44	15.22	15.59	14.90	14.62

Total Return (%) [c]	6.36	1.40	8.74	6.26	8.27

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.46	1.43	1.44	1.44	1.43
Ratio of net expenses
to average net assets	1.45	1.43	1.44	1.44	1.43
Ratio of net investment income
to average net assets	3.70	3.69	3.85	4.18	4.62
Portfolio Turnover Rate	9.86	29.35	22.45	33.33	14.00

Net Assets, end of period ($ x 1,000)	12,621	16,493	18,089	13,714	14,417

[a]	As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities.
The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets by less than .01%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
See notes to financial statements.

The Fund

19

FINANCIAL HIGHLIGHTS (continued)
		Year Ended April 30,

Class C Shares	2005	2004	2003	2002 [a]	2001

Per Share Data ($):
Net asset value, beginning of period	15.21	15.59	14.90	14.62	14.13
Investment Operations:
Investment income—net	.53[b]	.53[b]	.55[b]	.56[b]	.63
Net realized and unrealized
gain (loss) on investments	.39	(.36)	.69	.31	.49
Total from Investment Operations	.92	.17	1.24	.87	1.12
Distributions:
Dividends from investment income—net	(.53)	(.53)	(.55)	(.59)	(.63)
Dividends from net realized
gain on investments	(.16)	(.02)	—	—	—
Total Distributions	(.69)	(.55)	(.55)	(.59)	(.63)
Net asset value, end of period	15.44	15.21	15.59	14.90	14.62

Total Return (%) [c]	6.18	1.09	8.48	5.99	8.03

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.70	1.67	1.69	1.69	1.72
Ratio of net expenses
to average net assets	1.69	1.67	1.69	1.69	1.72
Ratio of net investment income
to average net assets	3.45	3.43	3.61	3.85	4.32
Portfolio Turnover Rate	9.86	29.35	22.45	33.33	14.00

Net Assets, end of period ($ x 1,000)	4,542	4,922	4,189	3,211	1,139

[a]	As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities.
The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets by less than .01%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company and operates as a series company that offers eleven series including the Minnesota Series (the “fund”). The fund’s investment objective is to maximize current income exempt from federal and, where applicable, state income taxes, without undue risk.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each Class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

22

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At April 30, 2005, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $19,771 and unrealized appreciation $7,549,072. In addition, the fund had $101,302 of capital losses realized after October 31, 2004, which were deferred for tax purposes to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2005 and April 30, 2004 were as follows: tax exempt income $5,174,670 and $5,752,377, ordinary income $55,588 and $28,808 and long-term capital gains $1,249,292 and $114,304, respectively.

The Fund

23

NOTES TO FINANCIAL STATEMENTS (continued)
NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2005, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended April 30, 2005, the Distributor retained $27,903 from commissions earned on sales of the fund’s Class A shares and $24,614 and $616 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2005, Class B and Class C shares were charged $72,131 and $34,977, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund

24

and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2005, Class A, Class B and Class C shares were charged $266,003, $36,065 and $11,659, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2005, the fund was charged $44,225 pursuant to the transfer agency agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $55,669, Rule 12b-1 distribution plan fees $7,947 and shareholder services plan fees $25,390.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and options transactions, during the period ended April 30, 2005, amounted to $11,881,112 and $13,022,976, respectively.

At April 30, 2005, the cost of investments for federal income tax purposes was $120,776,976; accordingly, accumulated net unrealized appreciation on investments was $7,549,072, consisting of $7,623,204 gross unrealized appreciation and $74,132 gross unrealized depreciation.

The Fund

25

NOTES TO FINANCIAL STATEMENTS (continued)
NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”) in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the “Amended Complaint”) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are

26

asserted derivatively on behalf of the Funds that have been named as nominal defendants.With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. Defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

The Fund

27

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund, Minnesota Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Minnesota Series (one of the funds comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2005 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Minnesota Series at April 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 14, 2005

28

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby makes the following designations regarding its fiscal year ended April 30, 2005:

—all the dividends paid from investment income-net are “exempt-interest dividends” (not generally subject to regular federal and, for individuals who are Minnesota residents, Minnesota personal income taxes), and

—the fund hereby designates $.1550 per share as a long-term capital gain distribution of the $.1619 per share paid on December 9, 2004.

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2005 calendar year on Form 1099-DIV which will be mailed by January 31, 2006.

The Fund

29

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (61)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Azimuth Trust, an institutional asset management firm, Member of Board of Managers and
Advisory Board
No. of Portfolios for which Board Member Serves: 193
———————
Clifford L. Alexander, Jr. (71)
Board Member (1986)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
• Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation
(October 1999-September 2000)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 66
———————
Peggy C. Davis (62)
Board Member (1990)
Principal Occupation During Past 5 Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 26

30

Ernest Kafka (72)
Board Member (1986)
Principal Occupation During Past 5 Years:
• Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
• Instructor,The New York Psychoanalytic Institute (1981-present)
• Associate Clinical Professor of Psychiatry at Cornell Medical School (1987-2002)
No. of Portfolios for which Board Member Serves: 26
———————
Nathan Leventhal (62)
Board Member (1989)
Principal Occupation During Past 5 Years:
• A management consultant for various non-profit organizations (May 2004-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
• President of Lincoln Center for the Performing Arts, Inc. (March 1984-December 2000)
Other Board Memberships and Affiliations:
• Movado Group, Inc., Director
No. of Portfolios for which Board Member Serves: 26
———————
Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o
The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board
Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Saul B. Klaman, Emeritus Board Member

The Fund	31

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since
March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 59 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice
President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 51 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since
March 2000.

32

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, Secretary since
March 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since July 1980.

JANETTE E. FARRAGHER, Assistant
Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 12 investment companies (comprised of 23 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since February 1984.

MICHAEL A. ROSENBERG, Assistant
Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 88 investment companies (comprised of 193 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, Assistant

Senior Accounting Manager – Municipal Bond Funds of the Manager, and an officer of 24 investment companies (comprised of 55 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since August 1981.

KENNETH J. SANDGREN, Assistant
Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1993.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprising 200 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 47 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and Anti-Money Laundering Compliance Officer of 88 investment companies (comprised of portfolios) managed by the Manager. He is years old and has been an employee of the Distributor since October 1998.

The Fund

33

For	More	Information

Dreyfus Premier State
Municipal Bond Fund,
Minnesota Series
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2004, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2005 Dreyfus Service

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
20	Notes to Financial Statements
27	Report of Independent Registered
Public Accounting Firm
28	Important Tax Information
29	Board Members Information
31	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus Premier State
Municipal Bond Fund,
North Carolina Series

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund, North Carolina Series, covering the 12-month period from May 1, 2004, through April 30, 2005. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Scott Sprauer.

The reporting period produced mixed results for most fixed-income securities. Although the Federal Reserve Board began to raise short-term interest rates in June 2004, longer-term bonds have remained remarkably resilient through 2004. Nonetheless, the first four months of 2005 saw heightened market volatility as higher interest rates and renewed inflationary pressures took their toll.These factors led to price erosion later in the reporting period among most municipal bonds, especially those with intermediate-term maturities.

Nonetheless, municipal bonds generally have held up well compared to previous periods of rising short-term interest rates, due in part to continued strong investor demand and a more moderate supply of newly issued securities. In our view, the tax-exempt bond market’s relative strength represents yet another example of how a long-term investment perspective and a steady asset allocation strategy can benefit investors. As always, we encourage you to talk regularly with your financial advisor about the investment strategies that may be appropriate for you.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Scott Sprauer, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, North Carolina Series perform relative to its benchmark?

For the 12-month period ended April 30, 2005, the fund achieved total returns of 6.36% for Class A shares, 5.82% for Class B shares and 5.64% for Class C shares.1 The Lehman Brothers Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 6.81% for the same period.2 In addition, the fund is reported in the Lipper North Carolina Municipal Debt Funds category.Over the reporting period,the average total return for all funds reported in the category was 5.31% .3

Long-term municipal bond prices remained surprisingly stable and shorter-term bond prices fell in a market environment characterized by rising interest rates and intensifying inflation concerns. The fund produced higher returns than its Lipper category average, primarily due to its emphasis on longer-term securities and strong income from its core holdings of seasoned, higher-coupon bonds. However, the fund’s returns were lower than its benchmark, primarily because the Index contains bonds from many states, not just North Carolina, and does not reflect fund fees and expenses.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal income tax and North Carolina state income tax without undue risk. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and from North Carolina state income tax.The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.The fund may invest up to 30% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

The Fund

3

DISCUSSION OF FUND PERFORMANCE (continued)

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and a municipal bond’s potential volatility in different rate environments.We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

When the reporting period began in the spring of 2004, fixed-income markets had experienced a bout of heightened volatility as investors responded to reports of strengthening labor markets and rising commodity prices. In late June 2004, these factors prompted the Federal Reserve Board (the “Fed”) to implement its first increase of short-term interest rates in approximately four years. That initial rate hike was followed by six more over the course of the reporting period, driving the overnight federal funds rate from 1% to 2.75% by the end of April 2005.

Despite the Fed’s “measured” moves away from its previously accommodative monetary policy, prices of longer-term bonds remained surprisingly stable even as short- and intermediate-term bond prices declined. In the closing months of the reporting period, however, inflationary pressures appeared to resurface, and heightened volatility returned to the fixed-income markets.

In addition, better fiscal conditions for North Carolina and its municipalities benefited the fund’s performance. Rising tax revenues and reduced spending in a recovering economy resulted in a balanced state budget, reducing North Carolina’s need to borrow to finance its

4

operations. Consequently, the supply of newly issued North Carolina bonds remained relatively sparse while investor demand stayed strong, helping to support tax-exempt bond prices.

In this market environment, we continued to position the fund relatively defensively to cushion the potentially eroding effects of rising interest rates.When making new purchases, we typically focused on callable, premium-priced bonds, which historically have held up relatively well during market downturns. In addition, we shifted assets from bonds with maturities in the five- to 10-year range to securities with 20- to 25-year maturities. By doing so, we successfully positioned the fund to benefit from narrower yield differences among bonds of various maturities as short-term yields rose and long-term yields remained relatively unchanged.

What is the fund’s current strategy?

Just days after the end of the reporting period, the Fed raised short-term interest rates for the eighth consecutive time, driving the federal funds rate to 3%. In addition, most analysts currently expect further rate hikes in the months ahead. Accordingly, we have continued to maintain a generally defensive investment posture, including an emphasis on higher-quality, callable, premium-priced bonds.

May 16, 2005
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares.
Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-North Carolina residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund.
[3]	Source: Lipper Inc.

The Fund

5

FUND PERFORMANCE
† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A shares and Class B shares of Dreyfus Premier
State Municipal Bond Fund, North Carolina Series on 4/30/95 to a $10,000 investment made in the Lehman
Brothers Municipal Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
Performance for Class C shares will vary from the performance of both Class A and Class B shares shown above due to differences in charges and expenses.
The fund invests primarily in North Carolina municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses for Class A shares and Class B shares.The Index is not limited to investments principally in North Carolina municipal obligations and does not take into account charges, fees and other expenses.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 4/30/05

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class A shares
with maximum sales charge (4.5%)		1.54%	5.35%	5.35%
without sales charge		6.36%	6.32%	5.83%
Class B shares
with applicable redemption charge †		1.82%	5.47%	5.51%
without redemption		5.82%	5.79%	5.51%
Class C shares
with applicable redemption charge ††	8/15/95	4.64%	5.54%	—	5.04%
without redemption	8/15/95	5.64%	5.54%	—	5.04%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund

7

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier State Municipal Bond Fund, North Carolina Series from November 1, 2004 to April 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2005

	Class A	Class B	Class C

Expenses paid per $1,000 †	$ 4.90	$ 7.44	$ 8.63
Ending value (after expenses)	$1,015.80	$1,013.20	$1,012.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2005

	Class A	Class B	Class C

Expenses paid per $1,000 †	$ 4.91	$ 7.45	$ 8.65
Ending value (after expenses)	$1,019.93	$1,017.41	$1,016.22

† Expenses are equal to the fund’s annualized expense ratio of .98% for Class A, 1.49% for Class B and 1.73%
for Class C; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS April 30, 2005
	Principal
Long-Term Municipal Investments—100.8%	Amount ($)		Value ($

North Carolina—91.4%
Appalachian State University, Revenue:
5%, 7/15/2030 (Insured; MBIA)	1,000,000		1,057,810
Housing and Student Center System
5.60%, 7/15/2020 (Insured; FSA)
(Prerefunded 7/15/2010)	1,000,000	[a]	1,126,830
Cabarrus County, COP, Installment
Financing Contract 5.50%, 4/1/2014	2,000,000		2,211,860
Cary 5%, 3/1/2019	1,500,000		1,626,945
Charlotte:
5%, 7/1/2021	1,525,000		1,631,948
5.60%, 6/1/2022	2,770,000		3,099,159
5%, 7/1/2022	2,110,000		2,249,809
Airport Revenue 5.75%, 7/1/2029 (Insured; MBIA)	1,500,000		1,639,800
Storm Water Fee Revenue:
5.25%, 6/1/2020	1,000,000		1,092,690
5%, 6/1/2034	1,500,000		1,576,515
6%, 6/1/2025 (Prerefunded 6/1/2010)	2,000,000	[a]	2,288,260
Water and Sewer System Revenue:
5.50%, 6/1/2017	1,650,000		1,849,122
5.25%, 6/1/2025 (Prerefunded 6/1/2010)	3,710,000	[a]	4,114,650
Mecklenburg County
5%, 4/1/2013	1,000,000		1,101,640
New Hanover County, COP, Public Improvement
(New Hanover County Projects)
5.75%, 11/1/2017	1,700,000		1,949,033
North Carolina Capital Facilities Financing Agency,
Revenue (Duke University Project)
5.125%, 7/1/2042	1,000,000		1,036,990
North Carolina Eastern Municipal Power Agency,
Power System Revenue:
6.20%, 1/1/2012 (Insured; FGIC)	2,000,000		2,342,740
6%, 1/1/2022 (Insured; ACA)	1,000,000		1,204,110
6.75%, 1/1/2026 (Insured; ACA)	3,000,000		3,354,750
North Carolina Educational Assistance
Authority, Guaranteed Student Loan
Revenue 6.35%, 7/1/2016	4,375,000		4,555,250
North Carolina Housing Finance Agency,
Single Family Revenue 6.50%, 9/1/2026	1,550,000		1,582,674

The Fund
9

S T A T E M E N T O F I N V E S T M E N T S (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

North Carolina (continued)
North Carolina Medical Care Commission,
Revenue:
(Cleveland County Healthcare System Project)
5.25%, 7/1/2019 (Insured; AMBAC)	1,135,000	1,242,053
(DePaul Community Facilities Project)
7.625%, 11/1/2029	2,115,000	2,186,677
(North Carolina Housing Foundation Inc.)
6.625%, 8/15/2030 (Insured; ACA)	3,250,000	3,568,273
(Northeast Medical Center Project):
5.50%, 11/1/2025 (Insured; AMBAC)	1,000,000	1,090,980
5.50%, 11/1/2030 (Insured; AMBAC)	2,000,000	2,181,960
Retirement Facilities:
(Cypress Glenn Retirement Community)
6%, 10/1/2033	1,000,000	1,030,770
(Givens Estates Project) 6.50%, 7/1/2032	1,000,000	1,057,530
(Southeast Regional Medical Center)
6.25%, 6/1/2029	2,000,000	2,150,260
(First Mortgage-United Church)
5.25%, 9/1/2021	1,000,000	1,011,710
(Wilson Memorial Hospital Project)
Zero Coupon, 11/1/2016 (Insured; AMBAC)	3,055,000	1,872,532
North Carolina Municipal Power Agency
(Catawba Electric)
5.25%, 1/1/2020 (Insured; MBIA)	1,000,000	1,090,100
Pasquotank County, COP
5%, 6/1/2025 (Insured; MBIA)	1,000,000	1,054,940
Shelby, Combined Enterprise System Revenue:
5.625%, 5/1/2014	1,000,000	1,020,170
5%, 5/1/2024	650,000	687,258
University of North Carolina, University Revenue:
(Chapel Hill University):
5.375%, 12/1/2013	1,415,000	1,573,409
5%, 12/1/2020	2,000,000	2,122,600
Wilmington, COP 5%, 6/1/2036	1,000,000	1,045,680

10

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($

U.S. Related—9.4%
Puerto Rico Highway and Transportation Authority,
Transportation Revenue
5.50%, 7/1/2012 (Insured; FGIC)	1,500,000	1,710,705
Puerto Rico Public Finance Corp.
5.375%, 8/1/2024 (Insured; MBIA)
(Prerefunded 8/1/2011)	4,000,000 [a]	4,476,240
Virgin Islands Public Finance Authority, Revenues
Sub Lien Fund Loan Notes 5.875%, 10/1/2018	850,000	878,237

Total Investments (cost $70,992,997)	100.8%	75,744,669
Liabilities, Less Cash and Receivables	(.8%)	(630,777)
Net Assets	100.0%	75,113,892

The Fund

11

S T A T E M E N T O F I N V E S T M E N T S (continued)

Summary of Abbreviations

ACA	American Capital Access	FSA	Financial Security Assurance
AMBAC	American Municipal Bond	MBIA	Municipal Bond Investors
	Assurance Corporation		Assurance Insurance
COP	Certificate of Participation		Corporation
FGIC	Financial Guaranty
	Insurance Company

Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s or	Standard & Poor’s	Value (%)†

AAA	Aaa	AAA	50.6
AA	Aa	AA	20.4
A	A	A	20.9
Not Rated [b]	Not Rated [b]	Not Rated [b]	8.1
			100.0
† Based on total investments.

[a]	Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2005

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments		70,992,997	75,744,669
Interest receivable			1,262,732
Receivable for shares of Beneficial Interest subscribed			5,489
Prepaid expenses			8,341
			77,021,231

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			54,678
Cash overdraft due to custodian			1,710,770
Payable for shares of Beneficial Interest redeemed			104,963
Accrued expenses			36,928
			1,907,339

Net Assets ($)			75,113,892

Composition of Net Assets ($):
Paid-in capital			70,666,935
Accumulated net realized gain (loss) on investments			(304,715)
Accumulated net unrealized appreciation
(depreciation) on investments			4,751,672

Net Assets ($)			75,113,892

Net Asset Value Per Share
	Class A	Class B	Class C

Net Assets ($)	62,461,188	10,365,787	2,286,917
Shares Outstanding	4,447,582	738,711	162,788

Net Asset Value Per Share ($)	14.04	14.03	14.05

See notes to financial statements.

The Fund

13

STATEMENT OF OPERATIONS
Year Ended April 30, 2005

Investment Income ($):
Interest Income	3,681,493
Expenses:
Management fee—Note 3(a)	424,426
Shareholder servicing costs—Note 3(c)	243,840
Distribution fees—Note 3(b)	76,855
Professional fees	28,010
Registration fees	22,984
Custodian fees	14,578
Prospectus and shareholders’ reports	11,400
Trustees’ fees and expenses—Note 3(d)	2,501
Loan commitment fees—Note 2	542
Miscellaneous	11,307
Total Expenses	836,443
Less—reduction in custody fees due to
earnings credits—Note 1(b)	(3,227)
Net Expenses	833,216
Investment Income—Net	2,848,277

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(162,715)
Net unrealized appreciation (depreciation) on investments	2,039,880
Net Realized and Unrealized Gain (Loss) on Investments	1,877,165
Net Increase in Net Assets Resulting from Operations	4,725,442

See notes to financial statements.
14

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,

	2005	2004

Operations ($):
Investment income—net	2,848,277	3,193,642
Net realized gain (loss) on investments	(162,715)	1,225,818
Net unrealized appreciation
(depreciation) on investments	2,039,880	(2,962,638)
Net Increase (Decrease) in Net Assets
Resulting from Operations	4,725,442	1,456,822

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(2,386,004)	(2,555,752)
Class B shares	(395,040)	(558,141)
Class C shares	(67,233)	(63,747)
Total Dividends	(2,848,277)	(3,177,640)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	4,630,971	4,359,219
Class B shares	286,190	569,891
Class C shares	475,479	778,288
Dividends reinvested:
Class A shares	1,301,199	1,314,139
Class B shares	195,739	281,235
Class C shares	13,910	16,725
Cost of shares redeemed:
Class A shares	(7,221,795)	(8,026,234)
Class B shares	(4,550,025)	(4,884,108)
Class C shares	(281,949)	(593,503)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(5,150,281)	(6,184,348)
Total Increase (Decrease) in Net Assets	(3,273,116)	(7,905,166)

Net Assets ($):
Beginning of Period	78,387,008	86,292,174
End of Period	75,113,892	78,387,008

The Fund

15

STATEMENT OF CHANGES IN NET ASSETS (continued)
		Year Ended April 30,

	2005	2004

Capital Share Transactions:
Class A [a]
Shares sold	333,324	313,623
Shares issued for dividends reinvested	93,380	94,298
Shares redeemed	(518,846)	(574,893)
Net Increase (Decrease) in Shares Outstanding	(92,142)	(166,972)

Class B [a]
Shares sold	20,568	40,968
Shares issued for dividends reinvested	14,065	20,202
Shares redeemed	(327,871)	(351,805)
Net Increase (Decrease) in Shares Outstanding	(293,238)	(290,635)

Class C
Shares sold	34,053	55,251
Shares issued for dividends reinvested	998	1,200
Shares redeemed	(20,404)	(43,269)
Net Increase (Decrease) in Shares Outstanding	14,647	13,182

[a]	During the period ended April 30, 2005, 200,372 Class B shares representing $2,778,351 were automatically converted to 200,206 Class A shares and during the period ended April 30, 2004, 186,774 Class B shares representing $2,590,308 were automatically converted to 186,612 Class A shares.
See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,

Class A Shares	2005	2004	2003	2002 [a]	2001

Per Share Data ($):
Net asset value, beginning of period	13.71	14.00	13.44	13.21	12.79
Investment Operations:
Investment income—net	.53[b]	.55[b]	.57[b]	.61[b]	.66
Net realized and unrealized
gain (loss) on investments	.33	(.29)	.56	.23	.42
Total from Investment Operations	.86	.26	1.13	.84	1.08
Distributions:
Dividends from investment income—net	(.53)	(.55)	(.57)	(.61)	(.66)
Net asset value, end of period	14.04	13.71	14.00	13.44	13.21

Total Return (%) [c]	6.36	1.83	8.56	6.46	8.57

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.98	.96	.96	.95	.95
Ratio of net expenses
to average net assets	.98	.96	.96	.95	.95
Ratio of net investment income
to average net assets	3.79	3.92	4.15	4.54	5.01
Portfolio Turnover Rate	38.85	56.50	49.19	36.45	32.30

Net Assets, end of period ($ X 1,000)	62,461	62,223	65,899	61,807	57,033

[a]	As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities.
The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets by less than .01%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
See notes to financial statements.

The Fund

17

FINANCIAL HIGHLIGHTS (continued)
		Year Ended April 30,

Class B Shares	2005	2004	2003	2002 [a]	2001

Per Share Data ($):
Net asset value, beginning of period	13.70	13.99	13.42	13.20	12.78
Investment Operations:
Investment income—net	.45[b]	.48[b]	.50[b]	.54[b]	.59
Net realized and unrealized
gain (loss) on investments	.34	(.30)	.57	.22	.42
Total from Investment Operations	.79	.18	1.07	.76	1.01
Distributions:
Dividends from investment income—net	(.46)	(.47)	(.50)	(.54)	(.59)
Net asset value, end of period	14.03	13.70	13.99	13.42	13.20

Total Return (%) [c]	5.82	1.32	8.10	5.85	8.03

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.49	1.46	1.46	1.45	1.45
Ratio of net expenses
to average net assets	1.49	1.46	1.46	1.45	1.45
Ratio of net investment income
to average net assets	3.28	3.42	3.65	4.04	4.50
Portfolio Turnover Rate	38.85	56.50	49.19	36.45	32.30

Net Assets, end of period ($ X 1,000)	10,366	14,133	18,503	19,598	18,994

[a]	As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities.
The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.03% to 4.04%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
See notes to financial statements.

18

		Year Ended April 30,

Class C Shares	2005	2004	2003	2002 [a]	2001

Per Share Data ($):
Net asset value, beginning of period	13.71	14.01	13.44	13.22	12.80
Investment Operations:
Investment income—net	.42[b]	.44[b]	.47[b]	.51[b]	.56
Net realized and unrealized
gain (loss) on investments	.34	(.30)	.57	.22	.42
Total from Investment Operations	.76	.14	1.04	.73	.98
Distributions:
Dividends from investment income—net	(.42)	(.44)	(.47)	(.51)	(.56)
Net asset value, end of period	14.05	13.71	14.01	13.44	13.22

Total Return (%) [c]	5.64	1.00	7.83	5.60	7.78

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.73	1.70	1.70	1.68	1.68
Ratio of net expenses
to average net assets	1.73	1.70	1.70	1.68	1.68
Ratio of net investment income
to average net assets	3.04	3.16	3.37	3.76	4.27
Portfolio Turnover Rate	38.85	56.50	49.19	36.45	32.30

Net Assets, end of period ($ X 1,000)	2,287	2,031	1,890	1,423	756

[a]	As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities.
The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets by less than .01%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
See notes to financial statements.

The Fund

19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company, and operates as a series company that offers eleven series including the North Carolina Series (the “fund”).The fund’s investment objective is to maximize current income exempt from federal and, where applicable, State income taxes, without undue risk.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

20

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The Fund

21

NOTES TO FINANCIAL STATEMENTS (continued)

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At April 30, 2005, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $13,803, accumulated capital losses $302,978 and unrealized appreciation $4,751,672. In addition, the fund had $1,737 of capital losses realized after October 31, 2004, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to April 30, 2005. If not applied, $142,001 of the carryover expires in fiscal 2010 and $160,977 expires in fiscal 2013.

22

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2005 and April 30, 2004, were as follows: tax exempt income $2,848,277 and $3,177,640, respectively.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2005, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With
Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended April 30, 2005, the Distributor retained $2,505 from commissions earned on sales of the fund’s Class A shares, and $28,784 and $1 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2005, Class B and Class C shares were charged $60,273 and $16,582, respectively, pursuant to the Plan.

The Fund

23

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2005, Class A, Class B and Class C shares were charged $157,257, $30,137 and $5,527 respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2005, the fund was charged $28,533 pursuant to the transfer agency agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $33,648, Rule 12b-1 distribution plan fees $5,659 and shareholder services plan fees $15,371.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2005, amounted to $29,696,360 and $36,445,424, respectively.

24

At April 30, 2005, the cost of investments for federal income tax purposes was $70,992,997; accordingly, accumulated net unrealized appreciation on investments was $4,751,672, consisting of $4,753,606 gross unrealized appreciation and $1,934 gross unrealized depreciation.

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”) in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the “Amended Complaint”) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages,

The Fund

25

NOTES TO FINANCIAL STATEMENTS (continued)

rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants.With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. Defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

26

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Premier State Municipal Bond Fund, North Carolina Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, North Carolina Series (one of the funds comprising Dreyfus Premier State Municipal Bond Fund) as of April 30,2005,and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2005 by correspondence with the custodian.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, North Carolina Series at April 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 14, 2005

The Fund

27

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2005 as “exempt-interest dividends” (not subject to regular federal and, for individuals who are North Carolina residents, North Carolina personal income taxes).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2005 calendar year on Form 1099-DIV which will be mailed by January 31, 2006.

28

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (61)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Azimuth Trust, an institutional asset management firm, Member of Board of Managers and
Advisory Board
No. of Portfolios for which Board Member Serves: 193
———————
Clifford L. Alexander, Jr. (71)
Board Member (1986)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
• Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation
(October 1999-September 2000)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 66
———————
Peggy C. Davis (62)
Board Member (1990)
Principal Occupation During Past 5 Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 26

The Fund	29

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Ernest Kafka (72)
Board Member (1986)
Principal Occupation During Past 5 Years:
• Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
• Instructor,The New York Psychoanalytic Institute (1981-present)
• Associate Clinical Professor of Psychiatry at Cornell Medical School (1987-2002)
No. of Portfolios for which Board Member Serves: 26
———————
Nathan Leventhal (62)
Board Member (1989)
Principal Occupation During Past 5 Years:
• A management consultant for various non-profit organizations (May 2004-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
• President of Lincoln Center for the Performing Arts, Inc. (March 1984-December 2000)
Other Board Memberships and Affiliations:
• Movado Group, Inc., Director
No. of Portfolios for which Board Member Serves: 26
———————
Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o
The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board
Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Saul B. Klaman, Emeritus Board Member

30

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since
March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 59 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice
President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 51 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since
March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, Secretary since
March 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since July 1980.

JANETTE E. FARRAGHER, Assistant
Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 12 investment companies (comprised of 23 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since February 1984.

MICHAEL A. ROSENBERG, Assistant
Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 88 investment companies (comprised of 193 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1985.

The Fund

31

OFFICERS OF THE FUND (Unaudited) (continued)
GREGORY S. GRUBER, Assistant
Treasurer since March 2000.

Senior Accounting Manager – Municipal Bond Funds of the Manager, and an officer of 24 investment companies (comprised of 55 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since August 1981.

KENNETH J. SANDGREN, Assistant
Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1993.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprising 200 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 47 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 88 investment companies (comprised of 197 portfolios) managed by the Manager. He is 34 years old and has been an employee of the Distributor since October 1998.

32

For	More	Information

Dreyfus Premier State
Municipal Bond Fund,
North Carolina Series
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2004, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2005 Dreyfus Service Corporation

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
19	Financial Highlights
22	Notes to Financial Statements
29	Report of Independent Registered
Public Accounting Firm
30	Important Tax Information
31	Board Members Information
33	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus Premier State
Municipal Bond Fund,
Ohio Series

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund, Ohio Series, covering the 12-month period from May 1, 2004, through April 30, 2005. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager,W. Michael Petty.

The reporting period produced mixed results for most fixed-income securities. Although the Federal Reserve Board began to raise short-term interest rates in June 2004, longer-term bonds have remained remarkably resilient through 2004. Nonetheless, the first four months of 2005 saw heightened market volatility as higher interest rates and renewed inflationary pressures took their toll.These factors led to price erosion later in the reporting period among most municipal bonds, especially those with intermediate-term maturities.

Nonetheless, municipal bonds generally have held up well compared to previous periods of rising short-term interest rates, due in part to continued strong investor demand and a more moderate supply of newly issued securities. In our view, the tax-exempt bond market’s relative strength represents yet another example of how a long-term investment perspective and a steady asset allocation strategy can benefit investors. As always, we encourage you to talk regularly with your financial advisor about the investment strategies that may be appropriate for you.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Ohio
Series perform relative to its benchmark?

For the 12-month period ended April 30, 2005, the fund achieved total returns of 6.70% for Class A shares, 6.15% for Class B shares and 5.89% for Class C shares.1 The Lehman Brothers Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 6.81% for the same period.2 In addition, the fund is reported in the Lipper Ohio Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in this category was 6.05% .3

Although rising interest rates eroded the prices of short- and intermediate-term fixed-income securities, longer-term bonds fared relatively well over the reporting period.The fund’s returns were in line with its Lipper category average, primarily due to strong income from the fund’s seasoned holdings of higher-coupon, longer-term securities. The fund produced lower returns than its benchmark, however, primarily because the Index contains bonds from many states, not just Ohio, and does not reflect fund fees and expenses.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal income tax and Ohio state income tax without undue risk.To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and from Ohio state income tax. The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.The fund may invest up to 30% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

The Fund

3

DISCUSSION OF FUND PERFORMANCE (continued)

We may buy and sell bonds based on credit quality, market outlook and yield potential. When selecting municipal bonds for investment, we may assess the current interest-rate environment and a municipal bond’s potential volatility in different rate environments.We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

Surging commodity prices and strengthening labor markets stoked long-dormant inflation fears and led to heightened market volatility in the spring of 2005. These factors also prompted the Federal Reserve Board (the “Fed”) to raise short-term interest rates in late June 2004, its first rate-hike in approximately four years. Six additional increases followed, and the overnight federal funds rate rose from 1% at the start of the reporting period to 2.75% at the end.

While higher short-term rates historically have eroded the value of bonds across the full maturity spectrum, longer-term bonds held up surprisingly well during the reporting period. Investors’ inflation concerns eased amid relatively moderate economic growth, and the Fed’s well-telegraphed changes in monetary policy removed some uncertainty from the market. During the first quarter of 2005, however, inflationary pressures appeared to be more sustained, and heightened volatility returned to the fixed-income markets.

Despite the recovering national economy, Ohio and its municipalities have continued to face challenges, including a difficult business

4

environment in the automotive industry. What’s more, the national supply of newly issued bonds rose during the reporting period as state and local governments refunded existing, higher-coupon debt at lower prevailing borrowing rates.The ample supply of tax-exempt securities was absorbed by robust investor demand, supporting their prices.

In this market environment, we attempted to reduce the fund’s sensitivity to rising interest rates by decreasing its average duration. Fortunately, income from the fund’s core holdings of seasoned, higher-coupon bonds more than offset weakness among securities in the intermediate-term range. In addition, the fund benefited from refunding activity among some of its holdings.

What is the fund’s current strategy?

Given the resilience of bond prices at the longer end of the maturity range during the reporting period, we recently have focused primarily on higher-coupon bonds with maturities of 25 years or more and that are eligible for refunding. Nonetheless, in anticipation of further increases of short-term interest rates, we have maintained a relatively cautious investment posture overall. Indeed, just days after the reporting period’s end, the Fed raised the federal funds rate to 3%, and more rate-hikes are expected in the months ahead.

May 16, 2005
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Ohio residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund.
[3]	Source: Lipper Inc.

The Fund

5

FUND PERFORMANCE
† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A shares and Class B shares of Dreyfus Premier
State Municipal Bond Fund, Ohio Series on 4/30/95 to a $10,000 investment made in the Lehman Brothers
Municipal Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
Performance for Class C shares will vary from the performance of both Class A and Class B shares shown above due to differences in charges and expenses.
The fund invests primarily in Ohio municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses for Class A shares and Class B shares.The Index is not limited to investments principally in Ohio municipal obligations and does not take into account charges, fees and other expenses.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 4/30/05

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class A shares
with maximum sales charge (4.5%)		1.88%	5.08%	5.05%
without sales charge		6.70%	6.06%	5.54%
Class B shares
with applicable redemption charge †		2.15%	5.20%	5.20%
without redemption		6.15%	5.53%	5.20%
Class C shares
with applicable redemption charge ††	8/15/95	4.89%	5.28%	—	4.69%
without redemption	8/15/95	5.89%	5.28%	—	4.69%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund

7

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier State Municipal Bond Fund, Ohio Series from November 1, 2004 to April 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2005

	Class A	Class B	Class C

Expenses paid per $1,000 †	$ 4.60	$ 7.19	$ 8.38
Ending value (after expenses)	$1,016.60	$1,013.20	$1,012.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2005

	Class A	Class B	Class C

Expenses paid per $1,000 †	$ 4.61	$ 7.20	$ 8.40
Ending value (after expenses)	$1,020.23	$1,017.65	$1,016.46

† Expenses are equal to the fund’s annualized expense ratio of .92% for Class A, 1.44% for Class B, and 1.68%
for Class C; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS April 30, 2005
	Principal
Long-Term Municipal Investments—98.1%	Amount ($)	Value ($)

Ohio—95.3%
Akron:
6%, 12/1/2012	1,380,000	1,614,448
5.50%, 12/1/2020 (Insured; MBIA)	1,460,000	1,615,971
Sewer Systems Revenue
5.875%, 12/1/2016 (Insured; MBIA)	1,200,000	1,267,920
Brunswick City School District
5%, 12/1/2023 (Insured; AMBAC)	2,000,000	2,131,460
Cincinnati City School District, School Improvement:
5.375%, 12/1/2018 (Insured; MBIA)	6,560,000	7,240,600
5.25%, 6/1/2019 (Insured; FSA)	1,225,000	1,347,463
Cincinnati Technical College 5.25%, 10/1/2022	2,825,000	3,113,517
Cincinnati, Water System Revenue:
5.50%, 12/1/2017	1,000,000	1,107,520
5%, 12/1/2020	1,000,000	1,061,300
5%, 12/1/2022	5,545,000	5,884,908
5%, 12/1/2023	3,130,000	3,321,869
Clermont County, Hospital Facilities Revenue
(Mercy Health Systems)
5.625%, 9/1/2016 (Insured; AMBAC)	4,250,000	4,565,690
City of Cleveland:
COP (Stadium Project)
5.25%, 11/15/2022 (Insured; AMBAC)	1,210,000	1,286,254
Public Power System Revenue
5.125%, 11/15/2018 (Insured; MBIA)	9,650,000	10,124,105
Waterworks Revenue:
5.50%, 1/1/2021 (Insured; MBIA)	8,000,000	9,320,560
5%, 1/1/2023 (Insured; FSA)	1,405,000	1,472,524
5%, 1/1/2023 (Insured; FSA)
(Prerefunded 1/1/2008)	1,095,000 [a]	1,163,963
Cleveland-Cuyahoga County Port Authority, Revenue,
Special Assessment/Tax Increment:
7%, 12/1/2018	2,345,000	2,520,617
7.35%, 12/1/2031	3,655,000	3,965,382
Columbus Ohio City School District
5%, 12/1/2032 (Insured; FSA)	2,765,000	2,912,347
Cuyahoga Community College District, General
Receipts 5%, 12/1/2022 (Insured; AMBAC)	1,500,000	1,613,295

The Fund

9

S T A T E M E N T O F I N V E S T M E N T S (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Ohio (continued)
Cuyahoga County:
HR:
Improvement (MetroHealth Systems Project)
6.125%, 2/15/2024	4,845,000	5,092,434
Hospital Facilities Revenue (Canton Inc. Project)
7.50%, 1/1/2030	6,250,000	7,029,500
Mortgage Revenue (West Tech Apartments Project)
5.95%, 9/20/2042 (Guaranteed; GNMA)	5,295,000	5,570,287
Fairfield City School District,
School Improvement Unlimited Tax:
7.20%, 12/1/2011 (Insured; FGIC)
(Prerefunded 12/1/2005)	1,000,000 [a]	1,056,430
7.20%, 12/1/2012 (Insured; FGIC)
(Prerefunded 12/1/2005)	1,250,000 [a]	1,320,538
6.10%, 12/1/2015 (Insured; FGIC)
(Prerefunded 12/1/2005)	2,000,000 [a]	2,041,000
5.375%, 12/1/2019 (Insured; FGIC)	1,860,000	2,052,975
5.375%, 12/1/2020 (Insured; FGIC)	1,400,000	1,530,830
6%, 12/1/2020 (Insured; FGIC)
(Prerefunded 12/1/2005)	2,000,000 [a]	2,039,840
Findlay 5.875%, 7/1/2017	2,000,000	2,111,100
Forest Hills Local School District
5.70%, 12/1/2016 (Insured; MBIA)	1,000,000	1,078,810
Franklin County:
HR:
(Holy Cross Health Systems Corp.)
5.80%, 6/1/2016	2,000,000	2,089,920
Multifamily (Agler Green LP)
5.80%, 5/20/2044 (Collateralized; GNMA)	1,200,000	1,261,176
Greater Cleveland Regional Transit Authority
5.65%, 12/1/2016 (Insured; FGIC)
(Prerefunded 12/1/2006)	5,445,000 [a]	5,738,050
Hamilton County:
Hospital Facilities Improvement Revenue
(Deaconess Hospital) 7%, 1/1/2012	2,115,000	2,142,368
Sales Tax Revenue
Zero Coupon, 12/1/2027 (Insured; AMBAC)	17,940,000	6,171,719
Sewer System Revenue:
5.25%, 12/1/2019 (Insured; MBIA)	1,000,000	1,114,470
5.25%, 12/1/2020 (Insured; MBIA)	1,000,000	1,114,470

10

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Ohio (continued)
Highland Local School District, School Improvement:
5.75%, 12/1/2018 (Insured; FSA)	1,675,000		1,890,589
5.75%, 12/1/2020 (Insured; FSA)	2,020,000		2,265,107
Hilliard School District, School Improvement:
Zero Coupon, 12/1/2013 (Insured; FGIC)	1,655,000		1,184,748
Zero Coupon, 12/1/2014 (Insured; FGIC)	1,655,000		1,123,249
Lakota Local School District 6.125%, 12/1/2017
(Insured; AMBAC) (Prerefunded 12/1/2005)	1,075,000	[a]	1,097,188
Lebanon City School District
5.50%, 12/1/2021 (Insured; FSA)	4,050,000		4,482,662
Lowellville, Sanitary Sewer Systems Revenue
(Browning-Ferris Industries Inc.)
7.25%, 6/1/2006	600,000		600,798
County of Mahoning, HR
(Forum Health Obligated Group)
6%, 11/15/2032	1,500,000		1,611,915
Marysville Exempt Village School District
5.35%, 12/1/2025 (Insured; FSA)	2,010,000		2,176,267
Massillon City School District, Improvement:
5.25%, 12/1/2019 (Insured; MBIA)	1,300,000		1,429,961
5%, 12/1/2025 (Insured; MBIA)	1,150,000		1,212,273
Milford Exempt Village School District,
School Improvement
6%, 12/1/2020 (Insured; FSA)	1,910,000		2,175,490
City of Monroe, Improvement
5.25%, 12/1/2018 (Insured; FSA)	1,035,000		1,144,068
New Albany Community Authority, Community
Facilities Revenue
5.20%, 10/1/2024 (Insured; AMBAC)	2,000,000		2,157,600
North Royalton City School District
6.10%, 12/1/2019 (Insured; MBIA)	2,500,000		2,868,575
State of Ohio:
6.929%, 3/15/2020 (Insured; FSA)	7,760,000	[b,c]	8,951,548
PCR (Standard Oil Co. Project) 6.75%, 12/1/2015
(Guaranteed; British Petroleum Co. p.l.c.)	2,700,000		3,341,520
Ohio Housing Finance Agency,
Residential Mortgage Revenue
6.05%, 9/1/2017 (Guaranteed; GNMA)	1,190,000		1,242,217

The Fund

11

S T A T E M E N T O F I N V E S T M E N T S (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Ohio (continued)
Ohio Higher Educational Facility Commission, Revenue
(Xavier University Project)
5%, 5/1/2023 (Insured; FGIC)	2,250,000	2,408,243
Ohio State University, General Receipts
5.25%, 6/1/2023	2,625,000	2,887,841
Ohio Turnpike Commission, Turnpike Revenue,
Highway Improvements 5.50%, 2/15/2026	7,700,000	8,366,281
Ohio Water Development Authority,
Fresh Water Revenue
5.90%, 12/1/2015 (Insured; AMBAC)
(Prerefunded 6/1/2005)	4,650,000 [a]	4,756,857
Pickerington Local School District, School Facilities
Construction and Improvement
5.25%, 12/1/2020 (Insured; FGIC)	6,000,000	6,517,260
Port of Greater Cincinnati Development Authority,
Special Obligation Development Revenue
(Cooperative Public Parking and Infrastructure Project):
6.30%, 2/15/2024	2,250,000	2,414,745
6.40%, 2/15/2034	2,500,000	2,661,175
Princeton City School District
5.25%, 12/1/2017 (Insured; MBIA)	2,395,000	2,647,385
Southwest Regional Water District, Water Revenue:
6%, 12/1/2015 (Insured; MBIA)	1,600,000	1,647,632
6%, 12/1/2020 (Insured; MBIA)	1,250,000	1,287,213
Strongsville, Library Improvement:
5%, 12/1/2015 (Insured; FGIC)	325,000	350,441
5.50%, 12/1/2020 (Insured; FGIC)	1,700,000	1,881,611
Summit County 6.50%, 12/1/2016
(Insured; FGIC) (Prerefunded 12/1/2010)	2,000,000 [a]	2,348,060
Summit County Port Authority, Revenue
(Civic Theatre Project)
5.50%, 12/1/2026 (Insured; AMBAC)	1,000,000	1,098,230
Toledo 5.625%, 12/1/2011 (Insured; AMBAC)	1,000,000	1,063,000

12

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Ohio (continued)
Toledo Lucas Count Port Authority, Revenue
(Northwest Ohio Bond Fund)
6.375%, 11/15/2032	1,650,000	1,728,590
University of Cincinnati:
General Receipts 5%, 6/1/2021 (Insured; MBIA)	3,040,000	3,202,154
University and College Revenue:
5.75%, 6/1/2018	2,165,000	2,479,293
5.75%, 6/1/2019	1,500,000	1,717,755
Warren, Waterworks Revenue
5.50%, 11/1/2015 (Insured; FGIC)	1,450,000	1,645,997
Youngstown:
5.375%, 12/1/2025 (Insured; AMBAC)	2,195,000	2,381,048
6%, 12/1/2031 (Insured; AMBAC)	2,370,000	2,677,531
U.S. Related—2.8%
Virgin Islands Public Finance Authority, Revenue:
6.375%, 10/1/2019	3,000,000	3,421,050
6%, 10/1/2022	3,000,000	3,071,460
Total Long-Term Municipal Investments
(cost $209,000,552)		224,824,257

	Face Amount
	Covered by
Options—0%	Contracts ($)	Value ($)

Put Options
U.S. Treasury 10 Year Notes
June 2005 @ 107
(Cost $260,891)	870,000	13,594

Total Investments (cost $209,261,443)	98.1%	224,837,851
Cash and Receivables (Net)	1.9%	4,254,023
Net Assets	100.0%	229,091,874

The Fund

13

S T A T E M E N T O F I N V E S T M E N T S (continued)

Summary of Abbreviations

AMBAC	American Municipal Bond	GNMA	Government National Mortgage
	Assurance Corporation		Association
COP	Certificate of Participation	HR	Hospital Revenue
FGIC	Financial Guaranty Insurance	PCR	Pollution Control Revenue
	Company	MBIA	Municipal Bond Investors Assurance
FSA	Financial Security Assurance		Insurance Corporation

Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s or	Standard & Poor’s Value (%) †

AAA	Aaa	AAA	69.7
AA	Aa	AA	14.1
A	A	A	3.2
BBB	Baa	BBB	6.2
BB	Ba	BB	.3
Not Rated [d]	Not Rated [d]	Not Rated [d]	6.5
			100.0
† Based on total investments.

[a]	Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b]	Inverse floater security—the interest rate is subject to change periodically.
[c]	Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2005, this security amounted to $8,951,548 or 3.9% of net assets.
[d]	Securities which, while not rated by Fitch, Moody's and Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2005

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments		209,261,443	224,837,851
Cash			420,053
Interest receivable			3,977,574
Receivable for shares of Beneficial Interest subscribed			186,504
Prepaid expenses			9,219
			229,431,201

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			167,945
Payable for shares of Beneficial Interest redeemed			118,456
Accrued expenses			52,926
			339,327

Net Assets ($)			229,091,874

Composition of Net Assets ($):
Paid-in capital			216,631,738
Accumulated net realized gain (loss) on investments			(3,116,272)
Accumulated gross unrealized appreciation
on investments			15,576,408

Net Assets ($)			229,091,874

Net Asset Value Per Share
	Class A	Class B	Class C

Net Assets ($)	189,946,204	28,739,681	10,405,989
Shares Outstanding	14,863,366	2,248,236	812,852

Net Asset Value Per Share ($)	12.78	12.78	12.80

See notes to financial statements.

The Fund

15

STATEMENT OF OPERATIONS Year Ended April 30, 2005
Investment Income ($):
Interest Income	12,023,488
Expenses:
Management fee—Note 3(a)	1,314,950
Shareholder servicing costs—Note 3(c)	747,903
Distribution fees—Note 3(b)	239,456
Professional fees	30,743
Custodian fees	30,271
Registration fees	21,625
Prospectus and shareholders' reports	10,899
Trustees' fees and expenses—Note 3(d)	7,239
Loan commitment fees—Note 2	1,694
Miscellaneous	22,099
Total Expenses	2,426,879
Less—reduction in custody fees due to
earnings credits—Note 1(b)	(4,684)
Net Expenses	2,422,195
Investment Income—Net	9,601,293

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(250,834)
Net unrealized appreciation (depreciation) on investments	5,993,494
Net Realized and Unrealized Gain (Loss) on Investments	5,742,660
Net Increase in Net Assets Resulting from Operations	15,343,953

See notes to financial statements.
16

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,

	2005	2004

Operations ($):
Investment income—net	9,601,293	10,353,499
Net realized gain (loss) on investments	(250,834)	(147,443)
Net unrealized appreciation
(depreciation) on investments	5,993,494	(7,243,981)
Net Increase (Decrease) in Net Assets
Resulting from Operations	15,343,953	2,962,075

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(8,080,691)	(8,438,624)
Class B shares	(1,177,164)	(1,508,132)
Class C shares	(342,157)	(357,162)
Total Dividends	(9,600,012)	(10,303,918)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	10,571,876	14,386,456
Class B shares	802,510	2,876,566
Class C shares	1,342,021	2,135,953
Dividends reinvested:
Class A shares	5,401,184	5,438,654
Class B shares	686,520	914,983
Class C shares	237,664	234,762
Cost of shares redeemed:
Class A shares	(29,570,748)	(27,604,003)
Class B shares	(11,325,271)	(10,493,966)
Class C shares	(2,463,196)	(1,174,239)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(24,317,440)	(13,284,834)
Total Increase (Decrease) in Net Assets	(18,573,499)	(20,626,677)

Net Assets ($):
Beginning of Period	247,665,373	268,292,050
End of Period	229,091,874	247,665,373

See notes to financial statements.

The Fund

17

STATEMENT OF CHANGES IN NET ASSETS (continued)
		Year Ended April 30,

	2005	2004

Capital Share Transactions:
Class A [a]
Shares sold	835,329	1,132,255
Shares issued for dividends reinvested	425,864	427,186
Shares redeemed	(2,334,786)	(2,172,498)
Net Increase (Decrease) in Shares Outstanding	(1,073,593)	(613,057)

Class B [a]
Shares sold	63,436	225,058
Shares issued for dividends reinvested	54,166	71,856
Shares redeemed	(896,477)	(824,757)
Net Increase (Decrease) in Shares Outstanding	(778,875)	(527,843)

Class C
Shares sold	105,200	167,651
Shares issued for dividends reinvested	18,710	18,410
Shares redeemed	(195,250)	(92,310)
Net Increase (Decrease) in Shares Outstanding	(71,340)	93,751

[a]	During the period ended April 30, 2005, 507,882 Class B shares representing $6,422,532 were automatically converted to 508,041 Class A shares and during the period ended April 30, 2004, 405,264 Class B shares representing $5,146,986 were automatically converted to 405,341 Class A shares.
See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,

Class A Shares	2005	2004	2003	2002 [a]	2001

Per Share Data ($):
Net asset value, beginning of period	12.48	12.84	12.48	12.29	11.88
Investment Operations:
Investment income—net	.52[b]	.52[b]	.55[b]	.58[b]	.61
Net realized and unrealized gain
(loss) on investments	.30	(.36)	.36	.19	.41
Total from Investment Operations	.82	.16	.91	.77	1.02
Distributions:
Dividends from investment income—net	(.52)	(.52)	(.55)	(.58)	(.61)
Net asset value, end of period	12.78	12.48	12.84	12.48	12.29

Total Return (%) [c]	6.70	1.25	7.39	6.35	8.75

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.91	.90	.92	.92	.91
Ratio of net expenses
to average net assets	.91	.90	.92	.92	.91
Ratio of net investment income
to average net assets	4.12	4.09	4.33	4.64	5.02
Portfolio Turnover Rate	5.30	18.49	48.42	32.20	27.53

Net Assets, end of period ($ X 1,000)	189,946	198,836	212,474	210,000	197,970

[a]	As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities.
The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.63% to 4.64%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
See notes to financial statements.

The Fund

19

FINANCIAL HIGHLIGHTS (continued)
		Year Ended April 30,

Class B Shares	2005	2004	2003	2002 [a]	2001

Per Share Data ($):
Net asset value, beginning of period	12.48	12.84	12.48	12.29	11.88
Investment Operations:
Investment income—net	.45[b]	.46[b]	.48[b]	.51[b]	.55
Net realized and unrealized gain
(loss) on investments	.31	(.36)	.36	.20	.41
Total from Investment Operations	.76	.10	.84	.71	.96
Distributions:
Dividends from investment income—net	(.46)	(.46)	(.48)	(.52)	(.55)
Net asset value, end of period	12.78	12.48	12.84	12.48	12.29

Total Return (%) [c]	6.15	.74	6.86	5.82	8.21

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.42	1.41	1.42	1.42	1.41
Ratio of net expenses
to average net assets	1.42	1.41	1.42	1.42	1.41
Ratio of net investment income
to average net assets	3.61	3.59	3.82	4.13	4.51
Portfolio Turnover Rate	5.30	18.49	48.42	32.20	27.53

Net Assets, end of period ($ X 1,000)	28,740	37,779	45,655	40,904	38,763

[a]	As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities.
The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.12% to 4.13%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
See notes to financial statements.

20

		Year Ended April 30,

Class C Shares	2005	2004	2003	2002 [a]	2001

Per Share Data ($):
Net asset value, beginning of period	12.50	12.86	12.50	12.30	11.89
Investment Operations:
Investment income—net	.42[b]	.42[b]	.45[b]	.48[b]	.52
Net realized and unrealized gain
(loss) on investments	.31	(.36)	.36	.21	.41
Total from Investment Operations	.73	.06	.81	.69	.93
Distributions:
Dividends from investment income—net	(.43)	(.42)	(.45)	(.49)	(.52)
Net asset value, end of period	12.80	12.50	12.86	12.50	12.30

Total Return (%) [c]	5.89	.48	6.60	5.65	7.92

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.67	1.66	1.66	1.65	1.65
Ratio of net expenses
to average net assets	1.67	1.66	1.66	1.65	1.65
Ratio of net investment income
to average net assets	3.36	3.32	3.58	3.86	4.21
Portfolio Turnover Rate	5.30	18.49	48.42	32.20	27.53

Net Assets, end of period ($ X 1,000)	10,406	11,051	10,163	9,407	5,163

[a]	As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities.
The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 3.85% to 3.86%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
See notes to financial statements.

The Fund

21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company, and operates as a series company that offers eleven series including the Ohio Series (the “fund”).The fund’s investment objective is to maximize current income exempt from federal and, where applicable, State income taxes, without undue risk.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

22

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The Fund

23

NOTES TO FINANCIAL STATEMENTS (continued)

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At April 30, 2005, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $50,427, accumulated capital losses $3,252,812 and unrealized appreciation $15,824,985. In addition, the fund had $110,757 of capital losses realized after October 31, 2004, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to April 30, 2005. If not applied, $762,018 of the carryover expires in fiscal 2009, $2,103,420 expires in fiscal 2012 and $387,374 expires in fiscal 2013.

24

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2005 and April 30, 2004, were as follows: tax exempt income $9,600,012 and $10,303,918, respectively.

During the period ended April 30, 2005, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $1,281 and increased paid-in capital by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2005, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With
Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended April 30, 2005, the Distributor retained $7,419 from commissions earned on sales of the fund’s Class A shares, and $68,046 and $1 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of

The Fund

25

NOTES TO FINANCIAL STATEMENTS (continued)

1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2005, Class B and Class C shares were charged $163,115 and $76,341, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2005, Class A, Class B and Class C shares were charged $490,700, $81,558 and $25,447, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2005, the fund was charged $80,866 pursuant to the transfer agency agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $102,941, Rule 12b-1 distribution plan fees $18,105 and shareholder services plan fees $46,899.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and option transactions, during the period ended April 30, 2005, amounted to $12,235,915 and $37,132,783, respectively.

26

At April 30, 2005, the cost of investments for federal income tax purposes was $209,012,866; accordingly, accumulated gross unrealized appreciation on investments was $15,824,985.

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”) in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the “Amended Complaint”) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as

The Fund

27

NOTES TO FINANCIAL STATEMENTS (continued)

nominal defendants.With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. Defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

28

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund, Ohio Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Ohio Series (one of the funds comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2005 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Ohio Series at April 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 14, 2005

The Fund

29

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2005 as “exempt-interest dividends” (not subject to regular federal and, for individuals who are Ohio residents, Ohio personal income taxes).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2005 calendar year on Form 1099-DIV which will be mailed by January 31, 2006.

30

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (61)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Azimuth Trust, an institutional asset management firm, Member of Board of Managers and
Advisory Board
No. of Portfolios for which Board Member Serves: 193
———————
Clifford L. Alexander, Jr. (71)
Board Member (1986)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
• Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation
(October 1999-September 2000)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 66
———————
Peggy C. Davis (62)
Board Member (1990)
Principal Occupation During Past 5 Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 26

The Fund	31

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Ernest Kafka (72)
Board Member (1986)
Principal Occupation During Past 5 Years:
• Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
• Instructor,The New York Psychoanalytic Institute (1981-present)
• Associate Clinical Professor of Psychiatry at Cornell Medical School (1987-2002)
No. of Portfolios for which Board Member Serves: 26
———————
Nathan Leventhal (62)
Board Member (1989)
Principal Occupation During Past 5 Years:
• A management consultant for various non-profit organizations (May 2004-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
• President of Lincoln Center for the Performing Arts, Inc. (March 1984-December 2000)
Other Board Memberships and Affiliations:
• Movado Group, Inc., Director
No. of Portfolios for which Board Member Serves: 26
———————
Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o
The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board
Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Saul B. Klaman, Emeritus Board Member

32

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since
March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 59 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice
President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 51 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since
March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, Secretary since
March 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since July 1980.

JANETTE E. FARRAGHER, Assistant
Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 12 investment companies (comprised of 23 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since February 1984.

MICHAEL A. ROSENBERG, Assistant
Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 88 investment companies (comprised of 193 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1985.

The Fund

33

OFFICERS OF THE FUND (Unaudited) (continued)

GREGORY S. GRUBER, Assistant
Treasurer since March 2000.

Senior Accounting Manager – Municipal Bond Funds of the Manager, and an officer of 24 investment companies (comprised of 55 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since August 1981.

KENNETH J. SANDGREN, Assistant
Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1993.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprising 200 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 47 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
September 2002

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 88 investment companies (comprised of 197 portfolios) managed by the Manager. He is 34 years old and has been an employee of the Distributor since October 1998.

For	More	Information

Dreyfus Premier
State Municipal Bond Fund,
Ohio Series
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2004, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2005 Dreyfus Service Corporation

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
19	Financial Highlights
22	Notes to Financial Statements
29	Report of Independent Registered
Public Accounting Firm
30	Important Tax Information
31	Board Members Information
33	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus Premier State
Municipal Bond Fund,
Pennsylvania Series

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series, covering the 12-month period from May 1, 2004, through April 30, 2005. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Douglas Gaylor.

The reporting period produced mixed results for most fixed-income securities. Although the Federal Reserve Board began to raise short-term interest rates in June 2004, longer-term bonds have remained remarkably resilient through 2004. Nonetheless, the first four months of 2005 saw heightened market volatility as higher interest rates and renewed inflationary pressures took their toll.These factors led to price erosion later in the reporting period among most municipal bonds, especially those with intermediate-term maturities.

Nonetheless, municipal bonds generally have held up well compared to previous periods of rising short-term interest rates, due in part to continued strong investor demand and a more moderate supply of newly issued securities. In our view, the tax-exempt bond market’s relative strength represents yet another example of how a long-term investment perspective and a steady asset allocation strategy can benefit investors. As always, we encourage you to talk regularly with your financial advisor about the investment strategies that may be appropriate for you.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund,
Pennsylvania Series perform relative to its benchmark?

For the 12-month period ended April 30, 2005, the fund achieved total returns of 6.62% for Class A shares, 6.08% for Class B shares and 5.83% for Class C shares.1 The Lehman Brothers Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 6.81% for the same period.2 In addition,the fund is reported in the Lipper Pennsylvania Municipal Debt Funds category, and the average total return for all funds reported in this category was 5.95% for the reporting period.3

Although higher interest rates and intensifying inflationary pressures caused short- and intermediate-term bonds to lose some of their value, longer-term municipal bond prices remained stable over the reporting period.The fund produced returns that were in line with its Lipper category average, primarily due to its light exposure to short-term bonds and strong income from its seasoned holdings. The fund underperformed its benchmark, however, primarily because the Index contains bonds from many states, not just Pennsylvania, and does not reflect fund fees and expenses.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal income tax and Pennsylvania state income tax without undue risk.To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and Pennsylvania income tax.The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.The fund may invest up to 30% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

The Fund

3

DISCUSSION OF FUND PERFORMANCE (continued)

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and a municipal bond’s potential volatility in different rate environments. We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

Short-term interest rates rose steadily as the Federal Reserve Board (the “Fed”) moved away from its previously accommodative monetary policy as a stronger U.S. economy, recovering labor market and rising energy prices suggested that inflationary pressures might rise. In fact, the Fed raised the overnight federal funds rate at each of seven meetings of the Federal Open Market Committee between June 2004 and April 2005, driving short-term rates from 1% to 2.75% .

Historically, fixed-income securities across the full maturity spectrum have tended to lose value when the Fed tightens monetary policy.The reporting period proved to be different, with long-term bond prices remaining virtually unchanged while shorter-term bond prices declined. Longer-term bonds appeared to benefit from the Fed’s unusual candor in signaling its intentions well ahead of actual policy changes, which removed a degree of uncertainty from the market.

Municipal bonds also benefited during the reporting period from better fiscal conditions for many issuers, including those in Pennsylvania. Higher tax revenues helped Pennsylvania maintain a healthy credit profile, and the supply of newly issued securities remained relatively sparse.

4

In this environment, the fund continued to enjoy higher levels of income from its core, seasoned holdings than are currently available from newly issued securities. In addition, the fund benefited from refunding activity among some of its holdings as issuers took advantage of low borrowing rates to refinance existing debt.

Finally, we successfully cushioned the eroding effects of higher interest rates by maintaining relatively light positions toward the shorter end of the fund’s maturity range. Instead, we emphasized bonds in the 15- to 20-year range, where volatility proved to be relatively muted. However, some of the benefits of that focus were offset by the fund’s relatively light holdings in the 20- to 30-year range, where returns were particularly attractive.

What is the fund’s current strategy?

Just days after the end of the reporting period, the Fed implemented its eighth consecutive rate hike, raising the federal funds rate to 3%. Most analysts believe that additional increases are likely. Accordingly, we have maintained a generally cautious investment posture designed to weather potential volatility until the Fed indicates that the current tightening cycle is finished.

May 16, 2005
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares.
Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Pennsylvania residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund.
[3]	Source: Lipper Inc.

The Fund

5

FUND PERFORMANCE
† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A shares and Class B shares of Dreyfus Premier
State Municipal Bond Fund, Pennsylvania Series on 4/30/95 to a $10,000 investment made in the Lehman
Brothers Municipal Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
Performance for Class C shares will vary from the performance of both Class A and Class B shares shown above due to differences in charges and expenses.
The fund invests primarily in Pennsylvania municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses for Class A shares and Class B shares.The Index is not limited to investments principally in Pennsylvania municipal obligations and does not take into account charges, fees and other expenses.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 4/30/05

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class A shares
with maximum sales charge (4.5%)		1.84%	5.16%	5.22%
without sales charge		6.62%	6.13%	5.71%
Class B shares
with applicable redemption charge †		2.08%	5.27%	5.37%
without redemption		6.08%	5.60%	5.37%
Class C shares
with applicable redemption charge ††	8/15/95	4.83%	5.35%	—	4.85%
without redemption	8/15/95	5.83%	5.35%	—	4.85%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund

7

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series from November 1, 2004 to April 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2005
	Class A	Class B	Class C

Expenses paid per $1,000 †	$ 4.70	$ 7.24	$ 8.43
Ending value (after expenses)	$1,014.70	$1,012.70	$1,010.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2005

	Class A	Class B	Class C

Expenses paid per $1,000 †	$ 4.71	$ 7.25	$ 8.45
Ending value (after expenses)	$1,020.13	$1,017.60	$1,016.41

† Expenses are equal to the fund’s annualized expense ratio of .94% for Class A, 1.45% for Class B and 1.69%
for Class C, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
April 30, 2005

	Principal
Long-Term Municipal Investments—95.5%	Amount ($)	Value ($)

Allegheny County Hospital Development Authority,
Revenue (Hospital-South Hills Health)
5.125%, 5/1/2029	1,100,000	1,027,620
Allegheny County Sanitary Authority, Sewer Revenue
5%, 12/1/2019 (Insured; MBIA)	1,900,000	2,045,863
Bethlehem Area Vocational Technical School Authority,
LR 5%, 9/1/2019 (Insured; MBIA)	895,000	949,604
Bucks County Water and Sewer Authority, Revenue:
5.375%, 6/1/2018 (Insured; AMBAC)	1,255,000	1,384,566
Collection Sewer Systems:
5.375%, 6/1/2017 (Insured; AMBAC)	1,340,000	1,481,517
5%, 6/1/2019 (Insured; AMBAC)	1,480,000	1,590,822
Butler County, GO 5.25%, 7/15/2019 (Insured; FGIC)
(Prerefunded 7/15/2013)	1,810,000 [a]	2,035,906
Butler County Industrial Development Authority:
Health Care Facilities Revenue
(Saint John Care Center)
5.80%, 4/20/2029 (Collateralized; GNMA)	6,240,000	6,739,013
MFHR (Greenview Gardens Apartments):
6%, 7/1/2023	475,000	464,935
6.25%, 7/1/2033	880,000	857,736
Central Bucks School District
5%, 5/15/2022 (Insured; FGIC)	580,000	616,389
Charleroi Area School Authority, School Revenue
Zero Coupon, 10/1/2020 (Insured; FGIC)	2,000,000	982,860
Council Rock School District
5%, 11/15/2020 (Insured; MBIA)	1,400,000	1,491,504
Cumberland County Municipal Authority,
College Revenue (Messiah College)
5.125%, 10/1/2015 (Insured; AMBAC)	1,000,000	1,029,700
Dauphin County General Authority, Revenue
(Office and Parking, Riverfront Office)
6%, 1/1/2025	3,000,000	2,744,460
Dover Area School District, GO
5.375%, 4/1/2018 (Insured; FGIC)	2,195,000	2,429,514
Ephrata Area School District, GO
5%, 3/1/2020 (Insured; FGIC)	4,500,000	4,833,630
Harrisburg Authority, Office and Parking Revenue
6%, 5/1/2019 (Prerefunded 5/1/2008)	2,000,000 [a]	2,175,900

The Fund

9

S T A T E M E N T O F I N V E S T M E N T S (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Harrisburg Redevelopment Authority, Revenue:
Zero Coupon, 5/1/2018 (Insured; FSA)	2,750,000		1,524,077
Zero Coupon, 11/1/2018 (Insured; FSA)	2,750,000		1,489,895
Zero Coupon, 11/1/2019 (Insured; FSA)	2,750,000		1,411,740
Zero Coupon, 5/1/2020 (Insured; FSA)	2,750,000		1,369,582
Zero Coupon, 11/1/2020 (Insured; FSA)	2,500,000		1,216,475
Health Care Facilities Authority of Sayre,
Revenue (Guthrie Health Issue):
5.85%, 12/1/2020	3,000,000		3,244,350
5.75%, 12/1/2021	4,750,000		5,094,138
Jim Thorpe Area School District, GO:
5%, 3/15/2017 (Insured; FSA)	1,000,000		1,088,300
5%, 3/15/2018 (Insured; FSA)	1,410,000		1,530,654
Kennett Consolidated School District, GO:
5.25%, 2/15/2017 (Insured; FGIC)	1,440,000		1,579,637
5.25%, 2/15/2018 (Insured; FGIC)	1,895,000		2,078,758
5.25%, 2/15/2020 (Insured; FGIC)	1,000,000		1,095,560
Lancaster Area Sewer Authority, Sewer Revenue
5%, 4/1/2021 (Insured; FGIC)	4,725,000	[b]	5,075,453
Lower Macungie Township
5.65%, 5/1/2020 (Prerefunded 5/1/2005)	900,000	[a]	900,162
McKeesport Area School District, GO
Zero Coupon, 10/1/2021 (Insured; AMBAC)	3,455,000		1,607,473
Monroe County Hospital Authority, HR
(Pocono Medical Center)
5.50%, 1/1/2022 (Insured; Radian)	1,455,000		1,554,376
Monroeville Municipal Authority,
Sanitary Sewer Revenue
5.25%, 12/1/2016 (Insured; MBIA)	1,095,000		1,209,033
Montgomery County Higher Education
and Health Authority, First Mortgage
Revenue (AHF/Montgomery Inc. Project)
10.50%, 9/1/2020	2,615,000		2,635,005
Mount Lebanon School District, GO:
5%, 2/15/2018 (Insured; MBIA)	1,735,000		1,870,087
5%, 2/15/2019 (Insured; MBIA)	2,870,000		3,090,473
North Allegheny School District:
5%, 11/1/2014 (Insured; FGIC)	460,000		504,776
5.05%, 11/1/2021 (Insured; FGIC)	1,455,000		1,555,497
Northampton County General Purpose Authority,
County Agreement Revenue
5.125%, 10/1/2020 (Insured; FSA)	2,225,000		2,396,147

10

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Northampton County Industrial Development Authority,
Mortgage Revenue (Moravian Hall Square Project)
5%, 7/1/2017 (Insured; Radian)	1,890,000	1,986,919
North Schuylkill School District,
Schuykill and Columbia Counties, GO
5%, 11/15/2028 (Insured; FGIC)	635,000	663,131
Pennridge School District
5%, 2/15/2021 (Insured; MBIA)	1,000,000	1,075,000
Pennsylvania Finance Authority, Guaranteed Revenue
(Penn Hills Project):
5.45%, 12/1/2019 (Insured; FGIC)	2,170,000	2,388,584
5.45%, 12/1/2019 (Insured; FGIC)
(Prerefunded 12/1/2010)	445,000 [a]	496,215
Zero Coupon, 12/1/2022 (Insured; FGIC)	1,200,000	521,916
Zero Coupon, 12/1/2023 (Insured; FGIC)	3,790,000	1,557,955
Zero Coupon, 12/1/2024 (Insured; FGIC)	3,790,000	1,471,619
Zero Coupon, 12/1/2025 (Insured; FGIC)	3,790,000	1,389,338
Pennsylvania Higher Educational
Facilities Authority, Revenue:
(State Higher Education System):
5%, 6/15/2019 (Insured; AMBAC)	560,000	600,740
5%, 6/15/2020 (Insured; AMBAC)	1,915,000	2,033,041
(UPMC Health System) 6%, 1/15/2022	5,000,000	5,538,850
Pennsylvania Housing Finance Agency:
5%, 4/1/2016	2,000,000	2,084,600
Single Family Mortgage 5.10%, 10/1/2020	5,000,000	5,183,200
Pennsylvania Intergovernmental Cooperative Authority,
Special Tax Revenue (Philadelphia Funding Program):
5.25%, 6/15/2015 (Insured; FGIC)	1,000,000	1,071,720
5.50%, 6/15/2016 (Insured; FGIC)	2,750,000	2,829,448
5%, 6/15/2018 (Insured; FGIC)	5,580,000	5,907,044
Pennsylvania Public School Building Authority, Revenue:
(Central Montgomery County Area):
5.25%, 5/15/2017 (Insured; FGIC)	1,055,000	1,164,087
5.25%, 5/15/2018 (Insured; FGIC)	1,110,000	1,221,755
(Marple Newtown School District Project)
5%, 3/1/2019 (Insured; MBIA)	3,680,000	3,951,805
Pennsylvania Turnpike Commission,
Oil Franchise Tax Revenue:
5.25%, 12/1/2018 (Insured; AMBAC)	3,780,000	4,036,133
5.25%, 12/1/2018 (Insured; AMBAC)	2,740,000	2,946,432
5%, 12/1/2023 (Insured; AMBAC)	425,000	450,657

The Fund

11

S T A T E M E N T O F I N V E S T M E N T S (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Philadelphia Authority for Industrial Development, LR
5.50%, 10/1/2015 (Insured; FSA)	2,870,000	3,210,813
Philadelphia Gas Works, Revenue
(1998 General Ordinance-4th Series)
5.25%, 8/1/2022 (Insured; FSA)	2,000,000	2,154,360
Philadelphia Hospitals and Higher
Education Facilities Authority,
Revenue (Jefferson Health System) 5%, 5/15/2011	2,000,000	2,092,660
Philadelphia Housing Authority,
Capital Fund Program Revenue
5%, 12/1/2021 (Insured; FSA)	1,685,000	1,787,650
Philadelphia Redevelopment Authority, Revenue
(Neighborhood Transformation)
5.50%, 4/15/2018 (Insured; FGIC)	3,600,000	3,990,924
Philadelphia Water and Wastewater, Revenue:
5.60%, 8/1/2018 (Insured; MBIA)	800,000	824,656
5.60%, 8/1/2018 (Insured; MBIA)	4,805,000	4,932,236
Pittsburgh 5.50%, 9/1/2013
(Insured; AMBAC) (Prerefunded 9/1/2007)	2,580,000 [a]	2,731,240
Schuylkill County Industrial
Development Authority, Revenue
(Charity Obligation Group) 5%, 11/1/2014	1,495,000	1,568,360
Scranton School District (Notes):
5%, 4/1/2018 (Insured; MBIA)	1,390,000	1,488,704
5%, 4/1/2019 (Insured; MBIA)	2,710,000	2,902,437
South Side Area School District, GO
5.25%, 6/1/2015 (Insured; FGIC)	2,080,000	2,254,117
Southeastern Pennsylvania Transportation Authority,
Special Revenue 5.375%, 3/1/2017 (Insured; FGIC)	3,000,000	3,182,940
Spring-Ford Area School District
5%, 4/1/2021 (Insured; FSA)	1,015,000	1,077,707
State Public School Building Authority:
School LR (Daniel Boone Area School District Project):
5%, 4/1/2018 (Insured; MBIA)	1,040,000	1,121,630
5%, 4/1/2019 (Insured; MBIA)	1,070,000	1,152,850
5%, 4/1/2020 (Insured; MBIA)	1,100,000	1,184,700
School Revenue (Tuscarora School District Project)
5%, 4/1/2023 (Insured; FSA)	750,000	802,575

12

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

University Area Joint Authority, Sewer Revenue:
5%, 11/1/2017 (Insured; MBIA)	1,660,000		1,787,936
5%, 11/1/2018 (Insured; MBIA)	2,010,000		2,162,499
Upper Merion Area School District, GO:
5.25%, 2/15/2018	1,785,000		1,960,608
5.25%, 2/15/2021	1,000,000		1,096,970
Washington County Industrial Development Authority,
PCR (West Pennsylvania Power Co. Mitchell)
6.05%, 4/1/2014 (Insured; AMBAC)	3,000,000		3,068,040
Total Long-Term Municipal Investments
(cost $169,556,831)			179,109,988

Short-Term Municipal Investments—4.0%

Geisinger Authority, Health System Revenue,
VRDN (Geisinger Health System) 3.05%	1,500,000	[c]	1,500,000
The Hospitals and Higher Education Facilities
Authority of Philadelphia, HR, VRDN
(The Children’s Hospital of Philadelphia Project) 3.05%	6,000,000	[c]	6,000,000
Total Short-Term Municipal Investments
(cost $7,500,000)			7,500,000

Total Investments (cost $177,056,831)	99.5%		186,609,988
Cash and Receivables (Net)	.5%		944,909
Net Assets	100.0%		187,554,897

The Fund

13

S T A T E M E N T O F I N V E S T M E N T S (continued)

Summary of Abbreviations

AMBAC	American Municipal Bond	HR	Hospital Revenue
	Assurance Corporation	LR	Lease Revenue
FGIC	Financial Guaranty Insurance	MBIA	Municipal Bond Investors
	Company		Assurance Insurance
FSA	Financial Security Assurance		Corporation
GNMA	Government National Mortgage	MFHR	Multi-Family Housing Revenue
	Association	PCR	Pollution Control Revenue
GO	General Obligation	VRDN	Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s or	Standard & Poor’s	Value (%)†

AAA	Aaa	AAA	74.5
AA	Aa	AA	9.9
A	A	A	7.4
BBB	Baa	BBB	1.3
F1	MIG1/P1	SP1/A1	4.0
Not Rated [d]	Not Rated [d]	Not Rated [d]	2.9
100.0

†	Based on total investments.
[a]	Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b]	Purchased on a delayed delivery basis.
[c]	Securities payable on demand.Variable interest rate—subject to periodic change.
[d]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
[e]	At April 30, 2005, 28.2% of the fund’s net assets are insured by FGIC.
See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2005

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments		177,056,831	186,609,988
Cash			4,065,286
Interest receivable			2,116,189
Receivable for shares of Beneficial Interest subscribed			33,986
Prepaid expenses			9,547
			192,834,996

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			136,493
Payable for investment securities purchased			5,038,010
Payable for shares of Beneficial Interest redeemed			64,551
Accrued expenses			41,045
			5,280,099

Net Assets ($)			187,554,897

Composition of Net Assets ($):
Paid-in capital			182,367,790
Accumulated net realized gain (loss) on investments			(4,366,050)
Accumulated net unrealized appreciation
(depreciation) on investments			9,553,157

Net Assets ($)			187,554,897

Net Asset Value Per Share
	Class A	Class B	Class C

Net Assets ($)	155,436,026	29,279,500	2,839,371
Shares Outstanding	9,600,419	1,810,109	175,278

Net Asset Value Per Share ($)	16.19	16.18	16.20

See notes to financial statements.

The Fund

15

STATEMENT OF OPERATIONS
Year Ended April 30, 2005

Investment Income ($):
Interest Income	9,270,017
Expenses:
Management fee—Note 3(a)	1,060,945
Shareholder servicing costs—Note 3(c)	648,362
Distribution fees—Note 3(b)	181,282
Professional fees	29,802
Custodian fees	24,685
Registration fees	22,070
Prospectus and shareholders’ reports	15,389
Trustees’ fees and expenses—Note 3(d)	6,096
Loan commitment fees—Note 2	1,600
Miscellaneous	26,005
Total Expenses	2,016,236
Less—reduction in custody fees due to
earnings credits—Note 1(b)	(7,152)
Net Expenses	2,009,084
Investment Income—Net	7,260,933

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	623,430
Net unrealized appreciation (depreciation) on investments	4,248,480
Net Realized and Unrealized Gain (Loss) on Investments	4,871,910
Net Increase in Net Assets Resulting from Operations	12,132,843

See notes to financial statements.
16

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,

	2005	2004

Operations ($):
Investment income—net	7,260,933	8,373,517
Net realized gain (loss) on investments	623,430	(2,975,028)
Net unrealized appreciation
(depreciation) on investments	4,248,480	(1,662,831)
Net Increase (Decrease) in Net Assets
Resulting from Operations	12,132,843	3,735,658

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(6,088,970)	(6,900,638)
Class B shares	(1,075,841)	(1,341,564)
Class C shares	(84,431)	(97,354)
Net realized gain on investments:
Class A shares	—	(90,009)
Class B shares	—	(20,849)
Class C shares	—	(1,714)
Total Dividends	(7,249,242)	(8,452,128)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	7,468,754	8,492,634
Class B shares	805,747	1,988,366
Class C shares	402,021	529,335
Dividends reinvested:
Class A shares	3,750,179	3,994,160
Class B shares	658,787	822,800
Class C shares	54,425	61,721
Cost of shares redeemed:
Class A shares	(21,566,890)	(37,848,235)
Class B shares	(8,371,401)	(8,716,371)
Class C shares	(341,890)	(911,601)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(17,140,268)	(31,587,191)
Total Increase (Decrease) in Net Assets	(12,256,667)	(36,303,661)

Net Assets ($):
Beginning of Period	199,811,564	236,115,225
End of Period	187,554,897	199,811,564

The Fund

17

STATEMENT OF CHANGES IN NET ASSETS (continued)
		Year Ended April 30,

	2005	2004

Capital Share Transactions:
Class A [a]
Shares sold	465,821	528,351
Shares issued for dividends reinvested	233,480	249,099
Shares redeemed	(1,349,737)	(2,369,866)
Net Increase (Decrease) in Shares Outstanding	(650,436)	(1,592,416)

Class B [a]
Shares sold	50,301	123,677
Shares issued for dividends reinvested	41,065	51,367
Shares redeemed	(523,381)	(544,283)
Net Increase (Decrease) in Shares Outstanding	(432,015)	(369,239)

Class C
Shares sold	24,846	32,804
Shares issued for dividends reinvested	3,385	3,850
Shares redeemed	(21,359)	(56,416)
Net Increase (Decrease) in Shares Outstanding	6,872	(19,762)

[a]	During the period ended April 30, 2005, 281,315 Class B shares representing $4,502,011 were automatically converted to 281,060 Class A shares and during the period ended April 30, 2004, 195,078 Class B shares representing $3,131,119 were automatically converted to 194,902 Class A shares.
See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,

Class A Shares	2005	2004	2003	2002 [a]	2001

Per Share Data ($):
Net asset value, beginning of period	15.78	16.13	15.47	15.40	14.94
Investment Operations:
Investment income—net	.62[b]	.63[b]	.66[b]	.72[b]	.77
Net realized and unrealized
gain (loss) on investments	.41	(.34)	.69	.07	.46
Total from Investment Operations	1.03	.29	1.35	.79	1.23
Distributions:
Dividends from investment income—net	(.62)	(.63)	(.66)	(.71)	(.77)
Dividends from net realized
gain on investments	—	(.01)	(.03)	(.01)	(.00)[c]
Total Distributions	(.62)	(.64)	(.69)	(.72)	(.77)
Net asset value, end of period	16.19	15.78	16.13	15.47	15.40

Total Return (%) [d]	6.62	1.78	8.86	5.18	8.37

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.95	.94	.94	.93	.92
Ratio of net expenses
to average net assets	.95	.94	.94	.93	.92
Ratio of net investment income
to average net assets	3.86	3.92	4.16	4.60	5.02
Portfolio Turnover Rate	10.18	6.39	33.76	36.46	23.01

Net Assets, end of period ($ x 1,000)	155,436	161,796	191,003	190,173	188,473

[a]	As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities.
The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.57% to 4.60%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01 per share.
[d]	Exclusive of sales charge.
See notes to financial statements.

The Fund

19

FINANCIAL HIGHLIGHTS (continued)
		Year Ended April 30,

Class B Shares	2005	2004	2003	2002 [a]	2001

Per Share Data ($):
Net asset value, beginning of period	15.77	16.11	15.46	15.38	14.93
Investment Operations:
Investment income—net	.53[b]	.55[b]	.58[b]	.64[b]	.69
Net realized and unrealized
gain (loss) on investments	.42	(.34)	.68	.08	.45
Total from Investment Operations	.95	.21	1.26	.72	1.14
Distributions:
Dividends from investment income—net	(.54)	(.54)	(.58)	(.63)	(.69)
Dividends from net realized
gain on investments	—	(.01)	(.03)	(.01)	(.00)[c]
Total Distributions	(.54)	(.55)	(.61)	(.64)	(.69)
Net asset value, end of period	16.18	15.77	16.11	15.46	15.38

Total Return (%) [d]	6.08	1.32	8.25	4.72	7.75

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.46	1.45	1.45	1.43	1.43
Ratio of net expenses
to average net assets	1.46	1.45	1.45	1.43	1.43
Ratio of net investment income
to average net assets	3.35	3.41	3.65	4.08	4.50
Portfolio Turnover Rate	10.18	6.39	33.76	36.46	23.01

Net Assets, end of period ($ x 1,000)	29,280	35,356	42,076	40,775	38,593

[a]	As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities.
The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.05% to 4.08%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01 per share.
[d]	Exclusive of sales charge.
See notes to financial statements.

20

		Year Ended April 30,

Class C Shares	2005	2004	2003	2002 [a]	2001

Per Share Data ($):
Net asset value, beginning of period	15.79	16.14	15.48	15.40	14.95
Investment Operations:
Investment income—net	.50[b]	.51[b]	.54[b]	.60[b]	.66
Net realized and unrealized
gain (loss) on investments	.41	(.34)	.69	.09	.45
Total from Investment Operations	.91	.17	1.23	.69	1.11
Distributions:
Dividends from investment income—net	(.50)	(.51)	(.54)	(.60)	(.66)
Dividends from net realized
gain on investments	—	(.01)	(.03)	(.01)	(.00)[c]
Total Distributions	(.50)	(.52)	(.57)	(.61)	(.66)
Net asset value, end of period	16.20	15.79	16.14	15.48	15.40

Total Return (%) [d]	5.83	1.03	8.07	4.48	7.49

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.69	1.68	1.67	1.66	1.67
Ratio of net expenses
to average net assets	1.69	1.68	1.67	1.66	1.67
Ratio of net investment income
to average net assets	3.11	3.18	3.44	3.83	4.23
Portfolio Turnover Rate	10.18	6.39	33.76	36.46	23.01

Net Assets, end of period ($ x 1,000)	2,839	2,659	3,036	3,568	2,355

[a]	As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities.
The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 3.80% to 3.83%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01 per share.
[d]	Exclusive of sales charge.
See notes to financial statements.

The Fund

21

NOTES TO FINANCIAL STATEMENTS

22

NOTE 1—Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company, and operates as a series company that offers eleven series including the Pennsylvania Series (the “fund”).The fund’s investment objective is to maximize current income exempt from federal and, where applicable, state income taxes, without undue risk.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The Fund

23

NOTES TO FINANCIAL STATEMENTS (continued)

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At April 30, 2005, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $84,981, accumulated capital losses $4,366,050 and unrealized appreciation $9,605,796.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to April 30, 2005. If not applied, $1,479,213 of the carryover expires in fiscal 2011 and $2,886,837 expires in fiscal 2013.

24

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2005 and April 30, 2004 were as follows: tax exempt income $7,249,242 and $8,339,556 and ordinary income $0 and $112,572, respectively.

During the period ended April 30, 2005, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $11,691 and increased paid-in capital by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2005, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With
Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended April 30, 2005, the Distributor retained $5,461 from commissions earned on sales of the fund’s Class A shares and $61,283 and $1 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

The Fund

25

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2005, Class B and Class C shares were charged $160,887 and $20,395, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2005, Class A, Class B and Class C shares were charged $395,006, $80,443 and $6,799, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2005, the fund was charged $101,830 pursuant to the transfer agency agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $84,390, Rule 12b-1 distribution plan fees $13,744 and shareholder services plan fees $38,359.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

26

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2005, amounted to $19,038,164 and $34,756,355, respectively.

At April 30, 2005, the cost of investments for federal income tax purposes was $177,004,192; accordingly, accumulated net unrealized appreciation on investments was $9,605,796, consisting of $9,925,605 gross unrealized appreciation and $319,809 gross unrealized depreciation.

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”) in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the “Amended Complaint”) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to

The Fund

27

NOTES TO FINANCIAL STATEMENTS (continued)

the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants.With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. Defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

28

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series (one of the funds comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2005 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series at April 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 14, 2005

The Fund

29

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2005 as “exempt-interest dividends” (not subject to regular federal income tax, and for individuals who are Pennsylvania residents, Pennsylvania personal income taxes).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2005 calendar year on Form 1099-DIV which will be mailed by January 31, 2006.

30

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (61)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Azimuth Trust, an institutional asset management firm, Member of Board of Managers and
Advisory Board
No. of Portfolios for which Board Member Serves: 193
———————
Clifford L. Alexander, Jr. (71)
Board Member (1986)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
• Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation
(October 1999-September 2000)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 66
———————
Peggy C. Davis (62)
Board Member (1990)
Principal Occupation During Past 5 Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 26

The Fund	31

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Ernest Kafka (72)
Board Member (1986)
Principal Occupation During Past 5 Years:
• Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
• Instructor,The New York Psychoanalytic Institute (1981-present)
• Associate Clinical Professor of Psychiatry at Cornell Medical School (1987-2002)
No. of Portfolios for which Board Member Serves: 26
———————
Nathan Leventhal (62)
Board Member (1989)
Principal Occupation During Past 5 Years:
• A management consultant for various non-profit organizations (May 2004-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
• President of Lincoln Center for the Performing Arts, Inc. (March 1984-December 2000)
Other Board Memberships and Affiliations:
• Movado Group, Inc., Director
No. of Portfolios for which Board Member Serves: 26
———————
Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o
The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board
Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Saul B. Klaman, Emeritus Board Member

32

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since
March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 59 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice
President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 51 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since
March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, Secretary since
March 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since July 1980.

JANETTE E. FARRAGHER, Assistant
Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 12 investment companies (comprised of 23 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since February 1984.

MICHAEL A. ROSENBERG, Assistant
Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 88 investment companies (comprised of 193 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1985.

The Fund

33
33

OFFICERS OF THE FUND (Unaudited) (continued)
GREGORY S. GRUBER, Assistant
Treasurer since March 2000.

Senior Accounting Manager – Municipal Bond Funds of the Manager, and an officer of 24 investment companies (comprised of 55 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since August 1981.

KENNETH J. SANDGREN, Assistant
Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1993.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprising 200 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 47 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 88 investment companies (comprised of 197 portfolios) managed by the Manager. He is 34 years old and has been an employee of the Distributor since October 1998.

34
34

NOTES

For	More	Information

Dreyfus Premier
State Municipal Bond Fund,
Pennsylvania Series
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2004, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2005 Dreyfus Service Corporation

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
20	Notes to Financial Statements
27	Report of Independent Registered
Public Accounting Firm
28	Important Tax Information
29	Board Members Information
31	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus Premier State
Municipal Bond Fund,
Texas Series

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund, Texas Series, covering the 12-month period from May 1, 2004, through April 30, 2005. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Douglas Gaylor.

The reporting period produced mixed results for most fixed-income securities. Although the Federal Reserve Board began to raise short-term interest rates in June 2004, longer-term bonds have remained remarkably resilient through 2004. Nonetheless, the first four months of 2005 saw heightened market volatility as higher interest rates and renewed inflationary pressures took their toll.These factors led to price erosion later in the reporting period among most municipal bonds, especially those with intermediate-term maturities.

Nonetheless, municipal bonds generally have held up well compared to previous periods of rising short-term interest rates, due in part to continued strong investor demand and a more moderate supply of newly issued securities. In our view, the tax-exempt bond market’s relative strength represents yet another example of how a long-term investment perspective and a steady asset allocation strategy can benefit investors. As always, we encourage you to talk regularly with your financial advisor about the investment strategies that may be appropriate for you.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Texas
Series perform relative to its benchmark?

For the 12-month period ended April 30, 2005, the fund achieved total returns of 5.70% for Class A shares, 5.18% for Class B shares and 4.86% for Class C shares.1 The Lehman Brothers Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 6.81% for the same period.2 In addition, the fund is reported in the Lipper Texas Municipal Debt Funds category, and the average total return for all funds reported in this category was 5.33% for the reporting period.3

Although higher interest rates and intensifying inflationary pressures caused short- and intermediate-term bonds to lose some of their value, longer-term municipal bond prices remained stable over the reporting period.The fund produced returns that were roughly in line with its Lipper category average, primarily due to its light exposure to short-term bonds and strong income from its seasoned holdings.The fund underperformed its benchmark, however, primarily because the Index contains bonds from many states, not just Texas, and does not reflect fund fees and expenses.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal income tax without undue risk.To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax.The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.The fund may invest up to 30% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

The Fund

3

DISCUSSION OF FUND PERFORMANCE (continued)

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and a municipal bond’s potential volatility in different rate environments.We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

Short-term interest rates rose steadily as the Federal Reserve Board (the “Fed”) moved away from its previously accommodative monetary policy as a stronger U.S. economy, recovering labor market and rising energy prices suggested that inflationary pressures might rise. In fact, the Fed raised the overnight federal funds rate at each of seven meetings of the Federal Open Market Committee between June 2004 and April 2005, driving short-term rates from 1% to 2.75% .

Historically, fixed-income securities across the full maturity spectrum have tended to lose value when the Fed tightens monetary policy.The reporting period proved to be different, with long-term bond prices remaining virtually unchanged while shorter-term bond prices declined. Longer-term bonds appeared to benefit from the Fed’s unusual candor in signaling its intentions well ahead of actual policy changes, which removed a degree of uncertainty from the market.

Municipal bonds also benefited during the reporting period from better fiscal conditions for many issuers, including those in Texas. Higher tax revenues in the recovering economy and strong financial results from energy companies helped Texas maintain a healthy credit profile.

4

In this environment, the fund continued to enjoy higher levels of income from its core, seasoned holdings than are currently available from newly issued securities. In addition, the fund benefited from refunding activity among some of its holdings as issuers took advantage of low borrowing rates to refinance existing debt.

Finally, we successfully cushioned the eroding effects of higher interest rates by maintaining relatively light positions toward the shorter end of the fund’s maturity range. Instead, we emphasized bonds in the 15- to 20-year range, where volatility proved to be relatively muted. However, some of the benefits of that focus were offset by the fund’s relatively light holdings in the 20- to 30-year range, where returns were particularly attractive.

What is the fund’s current strategy?

Just days after the end of the reporting period, the Fed implemented its eighth consecutive rate hike, raising the federal funds rate to 3%. Most analysts believe that additional increases are likely. Accordingly, we have maintained a generally cautious investment posture designed to weather potential volatility until the Fed indicates that the current tightening cycle is finished.

May 16, 2005
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Texas residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
Return figures provided reflect the absorption of fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time.
Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund.
[3] Source: Lipper Inc.

The Fund

5

FUND PERFORMANCE
† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A shares and Class B shares of Dreyfus Premier
State Municipal Bond Fund,Texas Series on 4/30/95 to a $10,000 investment made in the Lehman Brothers
Municipal Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
Performance for Class C shares will vary from the performance of both Class A and Class B shares shown above due to differences in charges and expenses.
The fund invests primarily in Texas municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses for Class A shares and Class B shares.The Index is not limited to investments principally in Texas municipal obligations and does not take into account charges, fees and other expenses.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 4/30/05

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class A shares
with maximum sales charge (4.5%)		0.94%	5.91%	5.69%
without sales charge		5.70%	6.89%	6.17%
Class B shares
with applicable redemption charge †		1.18%	6.04%	5.85%
without redemption		5.18%	6.36%	5.85%
Class C shares
with applicable redemption charge ††	8/15/95	3.86%	6.08%	—	5.32%
without redemption	8/15/95	4.86%	6.08%	—	5.32%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund

7

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier State Municipal Bond Fund, Texas Series from November 1, 2004 to April 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2005

	Class A	Class B	Class C

Expenses paid per $1,000 †	$ 4.19	$ 6.68	$ 7.92
Ending value (after expenses)	$1,013.40	$1,010.40	$1,009.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2005

	Class A	Class B	Class C

Expenses paid per $1,000 †	$ 4.21	$ 6.71	$ 7.95
Ending value (after expenses)	$1,020.63	$1,018.15	$1,016.91

† Expenses are equal to the fund’s annualized expense ratio of .84% for Class A, 1.34% for Class B and 1.59%
for Class C; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS April 30, 2005
	Principal
Long-Term Municipal Investments—97.4%	Amount ($)		Value ($)

Aledo Independent School District
(Permanent School Fund Guaranteed)
Zero Coupon, 2/15/2014	1,225,000		850,664
Austin, Utility System Revenue
5.125%, 11/15/2016 (Insured; FSA)	1,110,000		1,162,990
Austin Convention Enterprises Inc., Revenue
(Convention Center Hotel) 6.60%, 1/1/2021	1,000,000		1,066,909
Austin Independent School District
(Permanent School Fund Guaranteed)
5.75%, 8/1/2015	1,000,000		1,035,409
Barbers Hill Independent School District
5%, 2/15/2023 (Insured; AMBAC)	540,000		572,584
Castleberry Independent School District
(Permanent School Fund Guaranteed)
5.70%, 8/15/2021	830,000		857,880
Coastal Water Authority, Water Conveyance System
6.25%, 12/15/2017 (Insured; AMBAC)	2,170,000		2,174,188
Comal Independent School District
(Permanent School Fund Guaranteed)
5%, 2/1/2018	1,305,000		1,399,652
Corpus Christi:
(Hotel Occupancy) 5.50%, 9/1/2018 (Insured; FSA)	1,955,000		2,177,264
Utility System Revenue 5%, 7/15/2021 (Insured; FSA)	1,000,000		1,060,760
Del Mar College District
5.25%, 8/15/2017 (Insured; FGIC)	1,295,000		1,422,609
Denton Independent School District
(Permanent School Fund Guaranteed)
Zero Coupon, 8/15/2023	2,630,000		985,750
El Paso Independent School District
(Permanent School Fund Guaranteed)
5%, 8/15/2020	415,000		440,469
Fort Worth General Purpose 5%, 3/1/2020	700,000		749,693
Galveston County, Certificate Obligation
5.25%, 2/1/2018 (Insured; AMBAC)	1,000,000		1,093,040
Grape Creek-Pulliam Independent School District
Public Facility Corp., School Facility LR
7.25%, 5/15/2021 (Prerefunded 5/15/2006)	2,200,000	[a]	2,343,022
Houston, Certificate Obligation:
5.625%, 3/1/2017 (Prerefunded 3/1/2011)	550,000	[a]	613,421
5.625%, 3/1/2017	300,000		333,036

The Fund

9

S T A T E M E N T O F I N V E S T M E N T S (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Houston, Water & Sewer Systems Revenue:
5%, 12/1/2018 (Insured; FSA)	1,145,000		1,227,280
Zero Coupon, 12/1/2019 (Insured; FSA)	2,000,000		1,041,920
Zero Coupon, 12/1/2019 (Insured; FSA)	750,000		384,638
Katy Independent School District
(Permanent School Fund Guaranteed)
5.75%, 2/15/2020 (Prerefunded 2/15/2009)	405,000	[a]	444,872
Lakeway Municipal Utility District
Zero Coupon, 9/1/2013 (Insured; FGIC)	1,850,000		1,322,824
Laredo Independent School District Public Facility Corp.
Lease Revenue:
(Series A) 5%, 8/1/2021 (Insured; AMBAC)	1,000,000		1,043,210
(Series F) 5%, 8/1/2021 (Insured; AMBAC)	740,000		782,654
5%, 8/1/2029 (Insured; AMBAC)	1,000,000		1,028,690
Lubbock Electric Light and Power System
5%, 4/15/2018 (Insured; MBIA)	505,000		537,022
Lubbock Health Facilities Development Corporation,
Revenue (Sears Plains Project)
5.50%, 1/20/2021 (Collateralized; GNMA)	995,000		1,054,690
Lubbock Housing Finance Corporation, MFHR
(Las Colinas Quail Creek Apartments) 6%, 7/1/2022	1,175,000		1,204,775
McKinney Independent School District
(Permanent School Fund Guaranteed)
5.375%, 2/15/2019 (Prerefunded 2/15/2010)	1,000,000	[a]	1,098,950
Mesquite Independent School District
(Permanent School Fund Guaranteed):
5.50%, 8/15/2019	1,045,000		1,163,169
5.50%, 8/15/2020	1,100,000		1,212,937
North Central Health Facilities Development,
Corporation Revenue
(Zale Lipshy University Hospital Project)
5.45%, 4/1/2019 (Insured; FSA)	2,000,000		2,086,200
North Harris Montgomery Community College District
5.375%, 2/15/2017 (Insured; FGIC)	1,000,000		1,096,930
San Antonio:
5%, 2/1/2016	495,000		517,260
5%, 2/1/2016 (Prerefunded 2/1/2008)	5,000	[a]	5,275
Electric & Gas Revenue:
5.50%, 2/1/2020	255,000		298,080
5.50%, 2/1/2020 (Prerefunded 2/1/2007)	245,000	[a]	258,005
Water Revenue
5.60%, 5/15/2021 (Insured; MBIA)	1,500,000		1,567,590

10

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Schertz-Cibolo-Universal City Independent School District
(Permanent School Fund Guaranteed)
5.25%, 8/1/2020	1,275,000	1,374,794
Sharyland Independent School District
(School Building) (Permanent
School Fund Guaranteed)
5%, 2/15/2017	1,130,000	1,215,937
South Texas Community College District
5%, 8/15/2017 (Insured; AMBAC)	1,790,000	1,933,558
Texas A & M University, Financing System Revenues
5.375%, 5/15/2014 (Prerefunded 5/15/2006)	670,000 [a]	688,325
Texas Department of Housing & Community Affairs
MFHR (Harbors and Plumtree) 6.35%, 7/1/2016	1,300,000	1,343,407
Texas National Research Laboratory Commission
Financing Corp., LR (Superconducting Super
Collider Project) 6.95%, 12/1/2012	700,000	815,500
Texas Water Development Board, Revenue
State Revolving Fund 5.25%, 7/15/2017	1,500,000	1,536,780
Tomball Hospital Authority, Revenue 6%, 7/1/2013	1,500,000	1,505,370
Tyler Health Facility Development Corp., HR
(East Texas Medical Center Regional Health):
6.625%, 11/1/2011	555,000	557,747
6.75%, 11/1/2025	1,000,000	1,001,660
Waxahachie Community Development Corp.,
Sales Tax Revenue:
Zero Coupon, 8/1/2020 (Insured; MBIA)	1,430,000	638,795
Zero Coupon, 8/1/2023 (Insured; MBIA)	1,000,000	372,000
Total Long-Term Municipal Investments
(cost $50,525,026)		52,700,184

Short-Term Municipal Investments—.9%

Harris County Health Facilities Development
Corp., Revenue, VRDN (Young Men’s
Christian Association) 3.05% (LOC;
Bank One, Texas National Association)
(cost $500,000)	500,000 [b]	500,000

Total Investments (cost $51,025,026)	98.3%	53,200,184

Cash and Receivables (Net)	1.7%	931,056

Net Assets	100.0%	54,131,240

The Fund

11

S T A T E M E N T O F I N V E S T M E N T S (continued)

Summary of Abbreviations

AMBAC	American Municipal Bond	LOC	Letter of Credit
	Assurance Corporation	LR	Lease Revenue
FGIC	Financial Guaranty Insurance	MBIA	Municipal Bond Investors
	Company		Assurance Insurance
FSA	Financial Security Assurance		Corporation
GNMA	Government National Mortgage	MFHR	Multi-Family Housing Revenue
	Association	VRDN	Variable Rate Demand Notes
HR	Hospital Revenue

Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s or	Standard & Poor’s	Value (%)†

AAA	Aaa	AAA	76.3
AA	Aa	AA	5.9
A	A	A	2.5
BBB	Baa	BBB	7.1
BB	Ba	BB	2.9
F1	MIG1/P1	SP1/A1	.9
Not Rated [c]	Not Rated [c]	Not Rated [c]	4.4
			100.0

† Based on total investments.

[a]	Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b]	Security payable on demand.Variable interest rate—subject to periodic change.
[c]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2005

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments		51,025,026	53,200,184
Cash			241,330
Interest receivable			725,349
Receivable for shares of Beneficial Interest subscribed			35,576
Prepaid expenses			7,329
			54,209,768

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			30,881
Payable for shares of Beneficial Interest redeemed			15,778
Accrued expenses			31,869
			78,528

Net Assets ($)			54,131,240

Composition of Net Assets ($):
Paid-in capital			51,704,808
Accumulated net realized gain (loss) on investments			251,274
Accumulated gross unrealized appreciation on investments			2,175,158

Net Assets ($)			54,131,240

Net Asset Value Per Share
	Class A	Class B	Class C

Net Assets ($)	48,867,630	3,239,719	2,023,891
Shares Outstanding	2,303,361	152,735	95,449

Net Asset Value Per Share ($)	21.22	21.21	21.20

See notes to financial statements.

The Fund

13

STATEMENT OF OPERATIONS
Year Ended April 30, 2005

Investment Income ($):
Interest Income	2,774,053
Expenses:
Management fee—Note 3(a)	309,168
Shareholder servicing costs—Note 3(c)	174,325
Distribution fees—Note 3(b)	40,832
Professional fees	25,832
Registration fees	20,579
Custodian fees	10,941
Prospectus and shareholders’ reports	7,348
Trustees’ fees and expenses—Note 3(d)	2,015
Loan commitment fees—Note 2	402
Miscellaneous	14,256
Total Expenses	605,698
Less—reduction in management fee
due to undertaking—Note 3(a)	(86,659)
Less—reduction in custody fees
due to earnings credits—Note 1(b)	(3,385)
Net Expenses	515,654
Investment Income—Net	2,258,399

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	398,543
Net unrealized appreciation (depreciation) on investments	420,203
Net Realized and Unrealized Gain (Loss) on Investments	818,746
Net Increase in Net Assets Resulting from Operations	3,077,145

See notes to financial statements.
14

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,

	2005	2004

Operations ($):
Investment income—net	2,258,399	2,429,937
Net realized gain (loss) on investments	398,543	670,374
Net unrealized appreciation
(depreciation) on investments	420,203	(1,873,856)
Net Increase (Decrease) in Net Assets
Resulting from Operations	3,077,145	1,226,455

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(2,017,304)	(2,107,742)
Class B shares	(154,461)	(239,184)
Class C shares	(86,634)	(79,468)
Net realized gain on investments:
Class A shares	(209,184)	(444,111)
Class B shares	(17,934)	(55,143)
Class C shares	(10,548)	(19,640)
Total Dividends	(2,496,065)	(2,945,288)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	3,053,836	8,371,849
Class B shares	176,784	784,255
Class C shares	202,126	1,589,364
Dividends reinvested:
Class A shares	1,342,984	1,444,738
Class B shares	96,264	187,102
Class C shares	19,036	20,632
Cost of shares redeemed:
Class A shares	(5,488,231)	(12,020,613)
Class B shares	(2,083,086)	(3,616,103)
Class C shares	(1,240,593)	(294,778)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(3,920,880)	(3,533,554)
Total Increase (Decrease) in Net Assets	(3,339,800)	(5,252,387)

Net Assets ($):
Beginning of Period	57,471,040	62,723,427
End of Period	54,131,240	57,471,040

The Fund

15

STATEMENT OF CHANGES IN NET ASSETS (continued)
		Year Ended April 30,

	2005	2004

Capital Share Transactions:
Class A [a]
Shares sold	144,268	390,423
Shares issued for dividends reinvested	63,336	67,429
Shares redeemed	(259,787)	(559,548)
Net Increase (Decrease) in Shares Outstanding	(52,183)	(101,696)

Class B [a]
Shares sold	8,359	36,211
Shares issued for dividends reinvested	4,543	8,728
Shares redeemed	(98,210)	(169,573)
Net Increase (Decrease) in Shares Outstanding	(85,308)	(124,634)

Class C
Shares sold	9,519	73,665
Shares issued for dividends reinvested	900	964
Shares redeemed	(58,516)	(13,856)
Net Increase (Decrease) in Shares Outstanding	(48,097)	60,773

[a]	During the period ended April 30, 2005, 49,458 Class B shares representing $1,049,208 were automatically converted to 49,442 Class A shares and during the period ended April 30, 2004, 98,537 Class B shares representing $2,105,233 were automatically converted to 98,521 Class A shares.
See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,

Class A Shares	2005	2004	2003	2002 [a]	2001

Per Share Data ($):
Net asset value, beginning of period	21.00	21.61	20.81	20.24	19.33
Investment Operations:
Investment income—net	.87[b]	.88[b]	.94[b]	.94[b]	.96
Net realized and unrealized gain
(loss) on investments	.31	(.42)	.86	.68	.91
Total from Investment Operations	1.18	.46	1.80	1.62	1.87
Distributions:
Dividends from investment
income—net	(.87)	(.88)	(.94)	(.94)	(.96)
Dividends from net realized
gain on investments	(.09)	(.19)	(.06)	(.11)	—
Total Distributions	(.96)	(1.07)	(1.00)	(1.05)	(.96)
Net asset value, end of period	21.22	21.00	21.61	20.81	20.24

Total Return (%) [c]	5.70	2.15	8.83	8.11	9.83

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.00	.98	.96	.95	.95
Ratio of net expenses
to average net assets	.84	.85	.85	.85	.85
Ratio of net investment income
to average net assets	4.09	4.11	4.43	4.54	4.80
Portfolio Turnover Rate	10.47	24.64	15.82	32.62	12.69

Net Assets, end of period ($ x 1,000)	48,868	49,461	53,100	53,009	52,716

[a]	As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities.
The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.51% to 4.54%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
See notes to financial statements.

The Fund

17

FINANCIAL HIGHLIGHTS (continued)
		Year Ended April 30,

Class B Shares	2005	2004	2003	2002 [a]	2001

Per Share Data ($):
Net asset value, beginning of period	20.99	21.60	20.80	20.24	19.32
Investment Operations:
Investment income—net	.76[b]	.77[b]	.83[b]	.83[b]	.86
Net realized and unrealized gain
(loss) on investments	.31	(.42)	.86	.67	.92
Total from Investment Operations	1.07	.35	1.69	1.50	1.78
Distributions:
Dividends from investment
income—net	(.76)	(.77)	(.83)	(.83)	(.86)
Dividends from net realized
gain on investments	(.09)	(.19)	(.06)	(.11)	—
Total Distributions	(.85)	(.96)	(.89)	(.94)	(.86)
Net asset value, end of period	21.21	20.99	21.60	20.80	20.24

Total Return (%) [c]	5.18	1.64	8.29	7.52	9.35

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.53	1.49	1.47	1.46	1.47
Ratio of net expenses
to average net assets	1.35	1.35	1.35	1.35	1.35
Ratio of net investment income
to average net assets	3.60	3.62	3.92	4.04	4.30
Portfolio Turnover Rate	10.47	24.64	15.82	32.62	12.69

Net Assets, end of period ($ x 1,000)	3,240	4,997	7,835	6,994	6,557

[a]	As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities.
The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.00% to 4.04%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
See notes to financial statements.

18

		Year Ended April 30,

Class C Shares	2005	2004	2003	2002 [a]	2001

Per Share Data ($):
Net asset value, beginning of period	20.99	21.60	20.79	20.23	19.31
Investment Operations:
Investment income—net	.72[b]	.71[b]	.78[b]	.77[b]	.81
Net realized and unrealized gain
(loss) on investments	.29	(.41)	.86	.68	.92
Total from Investment Operations	1.01	.30	1.64	1.45	1.73
Distributions:
Dividends from investment
income—net	(.71)	(.72)	(.77)	(.78)	(.81)
Dividends from net realized
gain on investments	(.09)	(.19)	(.06)	(.11)	—
Total Distributions	(.80)	(.91)	(.83)	(.89)	(.81)
Net asset value, end of period	21.20	20.99	21.60	20.79	20.23

Total Return (%) [c]	4.86	1.37	8.06	7.25	9.02

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.76	1.73	1.74	1.73	1.72
Ratio of net expenses
to average net assets	1.60	1.60	1.60	1.60	1.60
Ratio of net investment income
to average net assets	3.35	3.32	3.61	3.76	4.01
Portfolio Turnover Rate	10.47	24.64	15.82	32.62	12.69

Net Assets, end of period ($ x 1,000)	2,024	3,013	1,788	632	365

[a]	As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities.
The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 3.72% to 3.76%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
See notes to financial statements.

The Fund

19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company, and operates as a series company that offers eleven series including the Texas Series (the “fund”).The fund’s investment objective is to maximize current income exempt from federal and, where applicable, state income taxes, without undue risk.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

20

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, accretion of discount and amortization of premium on investments is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The Fund

21

NOTES TO FINANCIAL STATEMENTS (continued)

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At April 30, 2005, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $23,281, undistributed capital gains $251,274 and unrealized appreciation $2,175,158.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2005 and April 30, 2004, were as follows: tax exempt income $2,258,399 and $2,426,394, ordinary income $0 and $22,728 and long term capital gains $237,666 and $496,166, respectively.

22

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2005, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With
Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund’s average daily net assets and is payable monthly.The Manager had undertaken from May 1, 2004 through April 30, 2005 to reduce the management fee paid by the fund, if the fund’s aggregate expenses, excluding Rule 12b-1 distribution plan fees, taxes, brokerage fees, commitment fees,interest on borrowings and extraordinary expenses,exceed an annual rate of .85 of 1% of the value of the fund’s average daily net assets.The reduction in management fee, pursuant to the undertaking, amounted to $86,659 during the period ended April 30, 2005.

During the period ended April 30, 2005, the Distributor retained $4,238 from commissions earned on sales of the fund’s Class A shares and $16,757 and $1,114 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1%

The Fund

23

NOTES TO FINANCIAL STATEMENTS (continued)

of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2005, Class B and Class C shares were charged $21,451 and $19,381, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2005, Class A, Class B and Class C shares were charged $123,345, $10,726 and $6,460, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2005, the fund was charged $24,089 pursuant to the transfer agency agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $24,389, Rule 12b-1 distribution plan fees $2,626, shareholders services plan fees $11,086, which are offset against an expense reimbursement currently in effect in the amount of $7,220.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

24

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2005, amounted to $5,759,986 and $10,824,419, respectively.

At April 30, 2005, the cost of investments for federal income tax purposes was $51,025,026; accordingly, accumulated gross unrealized appreciation on investments was $2,175,158.

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”) in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the “Amended Complaint”) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert

The Fund

25

NOTES TO FINANCIAL STATEMENTS (continued)

that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants.With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. Defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

26

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Premier State Municipal Bond Fund, Texas Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund,Texas Series (one of the funds comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended,and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2005 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund,Texas Series at April 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York June 14, 2005

The Fund

27

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby makes the following designations regarding its fiscal year ended April 30, 2005:

—all the dividends paid from investment income-net are “exempt-interest dividends” (not subject to regular federal income tax, and for individuals who are Texas residents, not subject to taxation by Texas), and

—the fund hereby designates $.0893 per share as a long-term capital gain distribution paid on December 9, 2004.

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2005 calendar year on Form 1099-DIV which will be mailed by January 31, 2006.

28

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (61)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Azimuth Trust, an institutional asset management firm, Member of Board of Managers and
Advisory Board
No. of Portfolios for which Board Member Serves: 193
———————
Clifford L. Alexander, Jr. (71)
Board Member (1986)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
• Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation
(October 1999-September 2000)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 66
———————
Peggy C. Davis (62)
Board Member (1990)
Principal Occupation During Past 5 Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 26

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Ernest Kafka (72)
Board Member (1986)
Principal Occupation During Past 5 Years:
• Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
• Instructor,The New York Psychoanalytic Institute (1981-present)
• Associate Clinical Professor of Psychiatry at Cornell Medical School (1987-2002)
No. of Portfolios for which Board Member Serves: 26
———————
Nathan Leventhal (62)
Board Member (1989)
Principal Occupation During Past 5 Years:
• A management consultant for various non-profit organizations (May 2004-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
• President of Lincoln Center for the Performing Arts, Inc. (March 1984-December 2000)
Other Board Memberships and Affiliations:
• Movado Group, Inc., Director
No. of Portfolios for which Board Member Serves: 26
———————
Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o
The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board
Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Saul B. Klaman, Emeritus Board Member

30

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since
March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 59 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice
President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 51 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since
March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, Secretary since
March 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since July 1980.

JANETTE E. FARRAGHER, Assistant
Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 12 investment companies (comprised of 23 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since February 1984.

MICHAEL A. ROSENBERG, Assistant
Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 88 investment companies (comprised of 193 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1985.

The Fund

31

OFFICERS OF THE FUND (Unaudited) (continued)
GREGORY S. GRUBER, Assistant
Treasurer since March 2000.

Senior Accounting Manager – Municipal Bond Funds of the Manager, and an officer of 24 investment companies (comprised of 55 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since August 1981.

KENNETH J. SANDGREN, Assistant
Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1993.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprising 200 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 47 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 88 investment companies (comprised of 197 portfolios) managed by the Manager. He is 34 years old and has been an employee of the Distributor since October 1998.

32

For	More	Information

Dreyfus Premier State
Municipal Bond Fund,
Texas Series
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2004, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2005 Dreyfus Service Corporation

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
21	Notes to Financial Statements
28	Report of Independent Registered
Public Accounting Firm
29	Important Tax Information
30	Board Members Information
32	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus Premier State
Municipal Bond Fund,
Virginia Series

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund,Virginia Series, covering the 12-month period from May 1, 2004, through April 30, 2005. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Scott Sprauer.

The reporting period produced mixed results for most fixed-income securities. Although the Federal Reserve Board began to raise short-term interest rates in June 2004, longer-term bonds have remained remarkably resilient through 2004. Nonetheless, the first four months of 2005 saw heightened market volatility as higher interest rates and renewed inflationary pressures took their toll.These factors led to price erosion later in the reporting period among most municipal bonds, especially those with intermediate-term maturities.

Nonetheless, municipal bonds generally have held up well compared to previous periods of rising short-term interest rates, due in part to continued strong investor demand and a more moderate supply of newly issued securities. In our view, the tax-exempt bond market’s relative strength represents yet another example of how a long-term investment perspective and a steady asset allocation strategy can benefit investors.As always, we encourage you to talk regularly with your financial advisor about the investment strategies that may be appropriate for you.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Scott Sprauer, Portfolio Manager
How did Dreyfus Premier State Municipal Bond Fund, Virginia
Series perform relative to its benchmark?

For the 12-month period ended April 30, 2005, the fund achieved total returns of 5.87% for Class A shares, 5.40% for Class B shares and 5.16% for Class C shares.1 The Lehman Brothers Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 6.81% for the same period.2 In addition, the fund is reported in the Lipper Virginia Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 5.72% .3

Long-term municipal bond prices remained surprisingly stable and shorter-term bond prices fell in a market environment characterized by rising interest rates and intensifying inflation concerns. The fund produced returns that were roughly in line with its Lipper category average, primarily due to its emphasis on longer-term securities and strong income from its core holdings of seasoned, higher-coupon bonds. However, the fund’s returns were lower than its benchmark, primarily because the Index contains bonds from many states, not just Virginia, and does not reflect fund fees and expenses.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal income tax and Virginia state income tax without undue risk. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and from Virginia state income tax.The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.The fund may invest up to 30% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

The Fund

3

DISCUSSION OF FUND PERFORMANCE (continued)

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and a municipal bond’s potential volatility in different rate environments.We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

When the reporting period began in the spring of 2004, fixed-income markets had experienced a bout of heightened volatility as investors responded to reports of strengthening labor markets and rising commodity prices. In late June 2004, these factors prompted the Federal Reserve Board (the “Fed”) to implement its first increase of short-term interest rates in approximately four years. That initial rate hike was followed by six more over the course of the reporting period, driving the overnight federal funds rate from 1% to 2.75% by the end of April 2005.

Despite the Fed’s “measured” moves away from its previously accommodative monetary policy, prices of longer-term bonds remained surprisingly stable even as short- and intermediate-term bond prices declined. In the closing months of the reporting period, however, inflationary pressures appeared to resurface, and heightened volatility returned to the fixed-income markets.

In addition, better fiscal conditions for Virginia and its municipalities benefited the fund’s performance. Better-than-expected tax revenues in a recovering economy and reduced spending resulted in a balanced state budget, reducing Virginia’s need to borrow to finance its

4

operations. Consequently, the supply of newly issued Virginia bonds remained relatively sparse while investor demand stayed strong, helping to support tax-exempt bond prices.

In this market environment, we continued to position the fund relatively defensively to cushion the potentially eroding effects of rising interest rates.When making new purchases, we typically focused on callable, premium-priced bonds, which historically have held up relatively well during market downturns. In addition, we shifted assets from bonds with maturities in the five- to 10-year range to securities with 20- to 25-year maturities. By doing so, we successfully positioned the fund to benefit from narrower yield differences among bonds of various maturities as short-term yields rose and long-term yields remained relatively unchanged.

What is the fund’s current strategy?

Just days after the end of the reporting period, the Fed raised short-term interest rates for the eighth consecutive time, driving the federal funds rate to 3%. In addition, most analysts currently expect further rate hikes in the months ahead. Accordingly, we have continued to maintain a generally defensive investment posture, including an emphasis on higher-quality, callable, premium-priced bonds.

May 16, 2005
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Virginia residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
Return figures provided reflect the absorption of fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time.
Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund.
[3]	Source: Lipper Inc.

The Fund

5

FUND PERFORMANCE
† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A shares and Class B shares of Dreyfus Premier
State Municipal Bond Fund,Virginia Series on 4/30/95 to a $10,000 investment made in the Lehman Brothers
Municipal Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
Performance for Class C shares will vary from the performance of both Class A and Class B shares shown above due to differences in charges and expenses.
The fund invests primarily in Virginia municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses for Class A shares and Class B shares.The Index is not limited to investments principally in Virginia municipal obligations and does not take into account charges, fees and other expenses.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 4/30/05

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class A shares
with maximum sales charge (4.5%)		1.10%	5.05%	5.24%
without sales charge		5.87%	6.03%	5.73%
Class B shares
with applicable redemption charge †		1.40%	5.18%	5.41%
without redemption		5.40%	5.50%	5.41%
Class C shares
with applicable redemption charge ††	8/15/95	4.16%	5.25%	—	4.84%
without redemption	8/15/95	5.16%	5.25%	—	4.84%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund

7

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier State Municipal Bond Fund,Virginia Series from November 1, 2004 to April 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2005

	Class A	Class B	Class C

Expenses paid per $1,000 †	$ 4.89	$ 7.43	$ 8.57
Ending value (after expenses)	$1,012.90	$1,011.00	$1,009.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2005

	Class A	Class B	Class C

Expenses paid per $1,000 †	$ 4.91	$ 7.45	$ 8.60
Ending value (after expenses)	$1,019.93	$1,017.41	$1,016.27

† Expenses are equal to the fund’s annualized expense ratio of .98% for Class A, 1.49% for Class B, and 1.72%
for Class C; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
April 30, 2005

	Principal
Long-Term Municipal Investments—94.0%	Amount ($)		Value ($)

Virginia—80.2%
Alexandria,
Consolidated Public Improvement
5.50%, 6/15/2017 (Prerefunded 6/15/2010)	2,625,000	[a]	2,948,137
Alexandria Redevelopment and Housing Authority,
Multi-Family Housing Mortgage Revenue
(Buckingham Village Apartments)
6.125%, 7/1/2021	3,000,000		3,080,940
Bristol, Utility System Revenue
5.25%, 7/15/2020 (Insured; MBIA)	2,185,000		2,406,559
Chesapeake, Public Improvement
5.50%, 12/1/2017	1,750,000		1,961,732
Chesapeake Toll Road, Expressway Revenue
5.625%, 7/15/2019	1,250,000		1,338,500
Danville Industrial Development Authority, HR
(Danville Regional Medical Center)
5.25%, 10/1/2028 (Insured; AMBAC)	1,500,000		1,693,455
Dulles Town Center Community Development Authority,
Special Assessment Tax
(Dulles Town Center Project)
6.25%, 3/1/2026	2,985,000		3,072,968
Fairfax County Water Authority, Water Revenue:
5.50%, 4/1/2018 (Prerefunded 4/1/2010)	1,655,000	[a]	1,854,444
5.50%, 4/1/2019 (Prerefunded 4/1/2010)	1,830,000	[a]	2,050,533
5%, 4/1/2027	2,155,000		2,281,283
Greater Richmond Convention Center Authority,
Hotel Tax Revenue
5%, 6/15/2030 (Insured; MBIA)	1,000,000		1,053,070
Hampton, Public Improvement
5%, 2/1/2015	1,275,000		1,401,136
Hampton Redevelopment and Housing Authority,
First Mortgage Revenue
(Olde Hampton Hotel Associates Project)
6.50%, 7/1/2016	1,400,000		1,376,438
Industrial Development Authority of Albemarle County,
HR (Martha Jefferson Hospital)
5.25%, 10/1/2015	1,445,000		1,560,008

The Fund

9

S T A T E M E N T O F I N V E S T M E N T S (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Virginia (continued)
Industrial Development Authority of the County of
Prince William, Revenue:
Educational Facilities
(Catholic Diocese Arlington) 5.50%, 10/1/2033	1,000,000	1,050,580
Hospital (Potomac Hospital Corp.)
6.85%, 10/1/2025 (Prerefunded 10/1/2005)	1,000,000 [a]	1,037,840
Residential Care Facility, First Mortgage
(Westminster Lake Ridge) 6.625%, 1/1/2026	1,000,000	1,012,510
Industrial Development Authority
of the County of Spotsylvania,
Public Facility Revenue
(Spotsylvania School Facilities Project)
5%, 2/1/2030 (Insured; AMBAC)	1,500,000	1,577,520
Industrial Development Authority of the Town of
West Point, SWDR (Chesapeake Corp. Project)
6.375%, 3/1/2019	500,000	504,165
Isle of Wight County Industrial Development Authority,
Solid Waste Disposal Facilities Revenue
(Union Camp Corp. Project)
6.10%, 5/1/2027	2,850,000	2,941,257
Loudoun County Sanitation Authority,
Water and Sewer Revenue
5%, 1/1/2033	2,000,000	2,105,660
Prince William County Service Authority,
Water and Sewer System Revenue
5%, 7/1/2032	2,000,000	2,106,660
Richmond, Public Utility Revenue
5%, 1/15/2033 (Insured; FSA)	1,000,000	1,038,300
Richmond Metropolitan Authority,
Expressway Revenue
5.25%, 7/15/2017 (Insured; FGIC)	3,100,000	3,483,718
Roanoke Industrial Development Authority,
HR (Carilion Health System)
5.50%, 7/1/2021 (Insured; MBIA)	2,500,000	2,712,200
Upper Occoquan Sewer Authority,
Regional Sewer Revenue
5%, 7/1/2014 (Insured; MBIA)	1,000,000	1,110,550
Virginia Beach, Public Improvement
5%, 5/1/2020	475,000	525,089

10

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Virginia (continued)
Virginia College Building Authority,
Educational Facilities Revenue
(Hampton University Project):
5%, 4/1/2016 (Insured; AMBAC)	915,000	[b]	1,001,797
5%, 4/1/2025 (Insured; AMBAC)	1,000,000	[b]	1,062,620
Virginia Commonwealth Transportation Board,
Transportation Revenue
(Northern Virginia Transportation
District Program)
5.25%, 5/15/2017 (Prerefunded 5/15/2009)	1,570,000	[a]	1,719,134
Virginia Housing Development Authority,
Multi-Family Housing
5.95%, 5/1/2016	1,000,000		1,029,830
Virginia Public Building Authority,
Public Facilities Revenue
5.75%, 8/1/2018 (Prerefunded 8/1/2010)	2,700,000	[a]	3,043,278
Virginia Resource Authority,
Clean Water Revenue State Revolving Fund
5.375%, 10/1/2022	3,035,000		3,312,187
Virginia State University,
Virginia Commonwealth University, Revenue
5.75%, 5/1/2021 (Prerefunded 5/1/2006)	1,200,000	[a]	1,259,616
U.S. Related—13.8%
The Children's Trust Fund of Puerto Rico,
Tobacco Settlement Revenue,
Asset Backed Bonds
6%, 7/1/2026 (Prerefunded 7/1/2010)	1,500,000	[a]	1,696,755
Commonwealth of Puerto Rico:
7.873%, 7/1/2012 (Insured; MBIA)	2,950,000	[c,d]	3,778,743
(Public Improvement):
5.50%, 7/1/2012 (Insured; MBIA)	50,000		57,024
6%, 7/1/2026 (Prerefunded 7/1/2007)	1,500,000	[a]	1,622,085
Virgin Islands Public Finance Authority, Revenue
Gross Receipts Taxes Loan Note
6.50%, 10/1/2024	3,000,000		3,416,310
Total Long-Term Investments
(cost $67,771,741)			72,284,631

The Fund

11

S T A T E M E N T O F I N V E S T M E N T S (continued)

	Principal
Short-Term Municipal Investments—4.4%	Amount ($)	Value ($)

Virginia:
Industrial Development Authority of Loudoun County,
Multi-Modal Revenue, VRDN
(Howard Hughes Medical Institute Issue)
3.10%	1,000,000 [e]	1,000,000
Industrial Development Authority of the City of Richmond,
Educational Facilities Revenue, VRDN
(Church Schools in the Diocese of Virginia)
3.04% (LOC; Sun Trust Bank)	1,400,000 [e]	1,400,000
Industrial Development Authority of the City of Roanoke,
HR, VRDN (Carillion Health System Obligated Group)
3.05%	1,000,000 [e]	1,000,000
Total Short-Term Investments
(cost $3,400,000)		3,400,000

Total Investments (cost $71,171,741)	98.4%	75,684,631
Cash and Receivables (Net)	1.6%	1,249,071
Net Assets	100.0%	76,933,702

12

Summary of Abbreviations

AMBAC	American Municipal Bond	LOC	Letter of Credit
	Assurance Corporation	MBIA	Municipal Bond Investors
FGIC	Financial Guaranty Insurance		Assurance Insurance
	Company		Corporation
FSA	Financial Security Assurance	SWDR	Solid Waste Disposal Revenue
HR	Hospital Revenue	VRDN	Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s or	Standard & Poor’s	Value (%)†

AAA	Aaa	AAA	49.9
AA	Aa	AA	24.1
A	A	A	3.4
BBB	Baa	BBB	10.2
BB	Ba	BB	.7
F1	MIG1/P1	SP1/A1	4.5
Not Rated [f]	Not Rated [f]	Not Rated [f]	7.2
			100.0

†	Based on total investments.
[a]	Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used
	to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b]	Purchased on a delayed delivery basis.
[c]	Inverse floater security—the interest rate is subject to change periodically.
[d]	Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in
	transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2005, this security
	amounted to $3,778,743 or 4.9% of net assets.
[e]	Securities payable on demand.Variable interest rate—subject to periodic change.
[f]	Securities which, while not rated by Fitch, Moody's and Standard & Poor's, have been determined by the Manager to
	be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Fund

13

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2005

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments		71,171,741	75,684,631
Cash			402,441
Receivable for investment securities sold			1,963,342
Interest receivable			999,323
Receivable for shares of Beneficial Interest subscribed			16,254
Prepaid expenses			8,335
			79,074,326

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			55,620
Payable for investment securities purchased			2,054,052
Payable for shares of Beneficial Interest redeemed			166
Accrued expenses			30,786
			2,140,624

Net Assets ($)			76,933,702

Composition of Net Assets ($):
Paid-in capital			74,193,210
Accumulated net realized gain (loss) on investments			(1,772,398)
Accumulated net unrealized appreciation
(depreciation) on investments			4,512,890

Net Assets ($)			76,933,702

Net Asset Value Per Share
	Class A	Class B	Class C

Net Assets ($)	66,155,154	7,464,621	3,313,927
Shares Outstanding	3,881,527	438,104	194,584

Net Asset Value Per Share ($)	17.04	17.04	17.03

See notes to financial statements.
14

STATEMENT OF OPERATIONS
Year Ended April 30, 2005

Investment Income ($):
Interest Income	3,820,301
Expenses:
Management fee—Note 3(a)	432,774
Shareholder servicing costs—Note 3(c)	254,654
Distribution fees—Note 3(b)	66,689
Professional fees	26,575
Registration fees	23,334
Custodian fees	12,722
Prospectus and shareholders' reports	11,934
Trustees' fees and expenses—Note 3(d)	2,579
Loan commitment fees—Note 2	652
Miscellaneous	12,919
Total Expenses	844,832
Less—reduction in management fee
due to undertaking—Note 3(a)	(4,723)
Less—reduction in custody fees
due to earnings credits—Note 1(b)	(4,095)
Net Expenses	836,014
Investment Income—Net	2,984,287

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(79,117)
Net unrealized appreciation (depreciation) on investments	1,544,890
Net Realized and Unrealized Gain (Loss) on Investments	1,465,773
Net Increase in Net Assets Resulting from Operations	4,450,060

See notes to financial statements.

The Fund

15

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,

	2005	2004

Operations ($):
Investment income—net	2,984,287	3,383,802
Net realized gain (loss) on investments	(79,117)	1,637,454
Net unrealized appreciation
(depreciation) on investments	1,544,890	(3,928,746)
Net Increase (Decrease) in Net Assets
Resulting from Operations	4,450,060	1,092,510

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(2,599,675)	(2,823,292)
Class B shares	(278,594)	(423,177)
Class C shares	(106,018)	(128,190)
Total Dividends	(2,984,287)	(3,374,659)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	3,312,192	6,483,327
Class B shares	251,314	873,273
Class C shares	539,710	402,774
Dividends reinvested:
Class A shares	1,547,887	1,567,454
Class B shares	140,648	231,286
Class C shares	39,131	49,901
Cost of shares redeemed:
Class A shares	(8,284,926)	(10,221,041)
Class B shares	(2,844,122)	(5,633,393)
Class C shares	(853,324)	(889,349)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(6,151,490)	(7,135,768)
Total Increase (Decrease) in Net Assets	(4,685,717)	(9,417,917)

Net Assets ($):
Beginning of Period	81,619,419	91,037,336
End of Period	76,933,702	81,619,419

16

		Year Ended April 30,

	2005	2004

Capital Share Transactions:
Class A [a]
Shares sold	195,437	377,164
Shares issued for dividends reinvested	91,346	91,987
Shares redeemed	(490,944)	(599,677)
Net Increase (Decrease) in Shares Outstanding	(204,161)	(130,526)

Class B [a]
Shares sold	14,800	50,100
Shares issued for dividends reinvested	8,308	13,574
Shares redeemed	(168,700)	(330,096)
Net Increase (Decrease) in Shares Outstanding	(145,592)	(266,422)

Class C
Shares sold	32,145	23,338
Shares issued for dividends reinvested	2,310	2,933
Shares redeemed	(50,343)	(52,146)
Net Increase (Decrease) in Shares Outstanding	(15,888)	(25,875)

[a]	During the period ended April 30, 2005, 79,703 Class B shares representing $1,350,947 were automatically converted to 79,691 Class A shares and during the period ended April 30, 2004, 126,307 Class B shares representing $2,162,588 were automatically converted to 126,263 Class A shares.
See notes to financial statements.

The Fund

17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except porfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,

Class A Shares	2005	2004	2003	2002[a]	2001

Per Share Data ($):
Net asset value, beginning of period	16.73	17.17	16.68	16.51	15.84
Investment Operations:
Investment income—net	.66[b]	.68[b]	.76[b]	.79[b]	.81
Net realized and unrealized gain
(loss) on investments	.31	(.44)	.49	.17	.67
Total from Investment Operations	.97	.24	1.25	.96	1.48
Distributions:
Dividends from investment
income—net	(.66)	(.68)	(.76)	(.79)	(.81)
Net asset value, end of period	17.04	16.73	17.17	16.68	16.51

Total Return (%) [c]	5.87	1.39	7.64	5.86	9.54

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.99	.97	.96	.94	.93
Ratio of net expenses
to average net assets	.98	.97	.96	.94	.93
Ratio of net investment income
to average net assets	3.88	3.99	4.49	4.68	4.99
Portfolio Turnover Rate	36.57	75.03	46.83	18.46	31.73

Net Assets, end of period ($ x 1,000)	66,155	68,341	72,390	72,249	68,144

[a]	As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities.
There was no effect of this change for the period ended April 30, 2002. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
See notes to financial statements.

18

		Year Ended April 30,

Class B Shares	2005	2004	2003	2002[a]	2001

Per Share Data ($):
Net asset value, beginning of period	16.72	17.17	16.67	16.51	15.83
Investment Operations:
Investment income—net	.56[b]	.59[b]	.67[b]	.70[b]	.73
Net realized and unrealized gain
(loss) on investments	.33	(.45)	.51	.16	.68
Total from Investment Operations	.89	.14	1.18	.86	1.41
Distributions:
Dividends from investment
income—net	(.57)	(.59)	(.68)	(.70)	(.73)
Net asset value, end of period	17.04	16.72	17.17	16.67	16.51

Total Return (%) [c]	5.40	.82	7.17	5.26	9.05

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.51	1.48	1.46	1.45	1.44
Ratio of net expenses
to average net assets	1.49	1.48	1.46	1.45	1.44
Ratio of net investment income
to average net assets	3.37	3.48	3.98	4.17	4.48
Portfolio Turnover Rate	36.57	75.03	46.83	18.46	31.73

Net Assets, end of period ($ x 1,000)	7,465	9,761	14,593	16,265	19,035

[a]	As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities.
There was no effect of this change for the period ended April 30, 2002. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
See notes to financial statements.

The Fund

19

FINANCIAL HIGHLIGHTS (continued)
		Year Ended April 30,

Class C Shares	2005	2004	2003	2002[a]	2001

Per Share Data ($):
Net asset value, beginning of period	16.71	17.16	16.66	16.50	15.83
Investment Operations:
Investment income—net	.53[b]	.56[b]	.63[b]	.66[b]	.69
Net realized and unrealized gain
(loss) on investments	.32	(.46)	.51	.16	.67
Total from Investment Operations	.85	.10	1.14	.82	1.36
Distributions:
Dividends from investment
income—net	(.53)	(.55)	(.64)	(.66)	(.69)
Net asset value, end of period	17.03	16.71	17.16	16.66	16.50

Total Return (%) [c]	5.16	.58	6.92	5.01	8.75

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.73	1.71	1.70	1.68	1.67
Ratio of net expenses
to average net assets	1.72	1.71	1.70	1.68	1.67
Ratio of net investment income
to average net assets	3.14	3.25	3.74	3.92	4.27
Portfolio Turnover Rate	36.57	75.03	46.83	18.46	31.73

Net Assets, end of period ($ x 1,000)	3,314	3,518	4,055	3,286	2,367

[a]	As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities.
There was no effect of this change for the period ended April 30, 2002. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company, and operates as a series company that offers eleven series including the Virginia Series (the “fund”).The fund’s investment objective is to maximize current income exempt from federal and, where applicable, state income taxes, without undue risk.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each Class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

22

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At April 30, 2005, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $9,077, accumulated capital losses $1,772,398 and unrealized appreciation $4,512,890.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to April 30, 2005. If not applied, $602,434 expires in fiscal 2009, $151,002 expires in fiscal 2010, $939,845 expires in fiscal 2011 and $79,117 expires in fiscal 2013.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2005 and April 30, 2004, were as follows: tax exempt income $2,984,287 and $3,374,659, respectively.

The Fund

23

NOTES TO FINANCIAL STATEMENTS (continued)
NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2005, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With
Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund’s average daily net assets and is payable monthly.The Manager had undertaken from May 1, 2004 through April 30, 2005 to reduce the management fee paid by the fund, if the fund’s aggregate expenses, excluding Rule 12b-1 distribution plan fees, taxes, brokerage fees, commitment fees, interest on borrowings and extraordinary expenses, exceed an annual rate of 1% of the value of the fund’s average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $4,723 during the period ended April 30, 2005.

During the period ended April 30, 2005, the Distributor retained $3,584 from commissions earned on sales of the fund’s Class A shares and $17,717 and $619 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1%

24

of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2005, Class B and Class C shares were charged $41,350 and $25,339, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2005, Class A, Class B and Class C shares were charged $167,594, $20,675 and $8,446, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30 2005, the fund was charged $33,113 pursuant to the transfer agency agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $34,796, Rule 12b-1 distribution plan fees $5,075 and shareholder services plan fees $15,749.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund

25

NOTES TO FINANCIAL STATEMENTS (continued)
NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2005, amounted to $28,404,168 and $38,277,783, respectively.

At April 30, 2005, the cost of investments for federal income tax purposes was $71,171,741; accordingly, accumulated net unrealized appreciation on investments was $4,512,890, consisting of $4,536,452 gross unrealized appreciation and $23,562 gross unrealized depreciation.

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”) in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the “Amended Complaint”) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to

26

the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants.With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. Defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

The Fund

27

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund, Virginia Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Virginia Series (one of the funds comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2005 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund,Virginia Series at April 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York June 14, 2005
28

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2005 as “exempt-interest dividends” (not subject to regular federal and, for individuals who are Virginia residents,Virginia personal income taxes).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2005 calendar year on Form 1099-DIV which will be mailed by January 31, 2006.

The Fund

29

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (61)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Azimuth Trust, an institutional asset management firm, Member of Board of Managers and
Advisory Board
No. of Portfolios for which Board Member Serves: 193
———————
Clifford L. Alexander, Jr. (71)
Board Member (1986)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
• Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation
(October 1999-September 2000)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 66
———————
Peggy C. Davis (62)
Board Member (1990)
Principal Occupation During Past 5 Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 26

30

Ernest Kafka (72)
Board Member (1986)
Principal Occupation During Past 5 Years:
• Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
• Instructor,The New York Psychoanalytic Institute (1981-present)
• Associate Clinical Professor of Psychiatry at Cornell Medical School (1987-2002)
No. of Portfolios for which Board Member Serves: 26
———————
Nathan Leventhal (62)
Board Member (1989)
Principal Occupation During Past 5 Years:
• A management consultant for various non-profit organizations (May 2004-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
• President of Lincoln Center for the Performing Arts, Inc. (March 1984-December 2000)
Other Board Memberships and Affiliations:
• Movado Group, Inc., Director
No. of Portfolios for which Board Member Serves: 26
———————
Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o
The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board
Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Saul B. Klaman, Emeritus Board Member

The Fund	31

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since
March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 59 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice
President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 51 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since
March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, Secretary since
March 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since July 1980.

JANETTE E. FARRAGHER, Assistant
Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 12 investment companies (comprised of 23 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since February 1984.

MICHAEL A. ROSENBERG, Assistant
Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 88 investment companies (comprised of 193 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1985.

32

GREGORY S. GRUBER, Assistant
Treasurer since March 2000.

Senior Accounting Manager – Municipal Bond Funds of the Manager, and an officer of 24 investment companies (comprised of 55 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since August 1981.

KENNETH J. SANDGREN, Assistant
Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1993.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprising 200 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 47 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 88 investment companies (comprised of 197 portfolios) managed by the Manager. He is 34 years old and has been an employee of the Distributor since October 1998.

The Fund
33

For	More	Information

Dreyfus Premier
State Municipal Bond Fund,
Virginia Series
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2004, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2005 Dreyfus Service Corporation

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $217,875 in 2004 and $236,177 in 2005.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $-0- in 2004 and $-0- in 2005.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $273,500 in 2004 and $-0- in 2005.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $30,820 in 2004 and $29,539 in 2005. [These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various

SSL-DOCS2 70128344v15

financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $-0- in 2004 and $-0- in 2005.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $1,713 in 2004 and $1,444 in 2005. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $-0- in 2004 and $-0- in 2005.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $611,435 in 2004 and $686,197 in 2005.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

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The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier State Municipal Bond Fund
By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	June 27, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	June 27, 2005

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	June 27, 2005

EXHIBIT INDEX
(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

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Exhibit (a)(1)